UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                            AXP PARTNERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R) Partners
           Aggressive
               Growth
                     Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                         10

Investments in Securities                                12

Financial Statements                                     16

Notes to Financial Statements                            19

Report of Independent Registered Public Accounting Firm  31

Federal Income Tax Information                           32

Fund Expenses Example                                    34

Board Members and Officers                               36

Approval of Investment Management Services Agreement     39

Proxy Voting                                             40

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Fund Snapshot
        AT MAY 31, 2005

PORTFOLIO MANAGERS

Turner Investment Partners, Inc.

Portfolio managers                Since               Years in industry
Christopher K. McHugh             4/03                       19
Robert E. Turner, CFA             4/03                       24
William C. McVail, CFA            4/03                       18

American Century Investment Management, Inc.

Portfolio managers                Since               Years in industry
Glenn A. Fogle, CFA               4/03                       18
David M. Holland                  3/04                        7

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03    B: 4/24/03   C: 4/24/03   I: 3/4/04    Y: 4/24/03

Ticker symbols by class
A: ASGFX      B: ARGBX     C: --        I: APAIX     Y: --

Total net assets                                          $71.9 million

Number of holdings                                                  202

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                    X    MEDIUM   SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Health care 21.8%
Information technology 21.1%
Consumer discretionary  19.1%
Industrials 10.7%
Financials 8.7%
Energy  6.0%
Short-term securities 3.4%
Telecommunications 2.6%
Consumer staples 2.3%
Materials 2.0%
Utilities 1.9%
Telecommunication services 0.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

NII Holdings (Cellular telecommunications)                          1.7%
Cognizant Technology Solutions Cl A                                 1.4
(Computer software & services)
Goodrich (Aerospace & defense)                                      1.4
Station Casinos (Lodging & gaming)                                  1.4
VeriSign (Computer software & services)                             1.4
Aetna (Health care services)                                        1.3
Apple Computer (Computer hardware)                                  1.3
Caremark Rx (Health care services)                                  1.3
Henry Schein (Health care services)                                 1.3
Natl Oilwell Varco (Energy equipment & services)                    1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more erratic or abrupt price movements than stocks of larger companies. Some of these companies may have fewer financial resources.

Fund holdings are subject to change.

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3   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                         +6.17%     +10.57%      +7.43%

+6.17% = AXP Partners Aggressive Growth Fund Class A (excluding sales charge) +10.57% = Russell Midcap(R) Growth Index (unmanaged)
+7.43% = Lipper Mid-Cap Growth Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C          Class I        Class Y
(Inception dates)            (4/24/03)             (4/24/03)             (4/24/03)        (3/4/04)       (4/24/03)
                                                      After                 After
                     NAV(1)      POP(2)    NAV(1)    CDSC(3)     NAV(1)    CDSC(4)         NAV(5)         NAV(6)
at May 31, 2005
1 year              +6.17%      +0.06%    +5.29%     +0.29%     +5.29%     +4.29%         +6.49%         +6.40%
Since inception    +21.70%     +18.31%   +20.73%    +19.17%    +20.73%    +20.73%         +3.18%        +21.90%

at June 30, 2005
1 year              +6.08%      -0.02%    +5.07%     +0.07%     +5.22%     +4.22%         +6.39%         +6.15%
Since inception    +21.78%     +18.52%   +20.79%    +19.31%    +20.79%    +20.79%         +4.46%        +21.98%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Partners Aggressive Growth Fund's Class A shares returned 6.17% (excluding sales charge) for the fiscal year ended May 31, 2005, underperforming the Fund's benchmark, the Russell Midcap Growth Index (Russell Index), which rose 10.57%. For the same 12-month period, the Fund also lagged its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which advanced 7.43%. American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) each respectively managed 50.1% and 49.9% of the Fund's portfolio at May 31, 2005.

At May 31, 2005, approximately 55% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result of asset allocation decisions by AEFC, it is possible AXP Partners Aggressive Growth Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 25, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Partners Aggressive Growth Fund may experience increased expenses as it buys and sells securities to manage transactions for AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 23 and 34.

Q: What factors affected performance the most for your portion of AXP Partners Aggressive Growth Fund during the annual period?

    American Century: Our portion of the Fund trailed the Russell Index for the 12 months ended May 31, 2005. Volatile crude oil prices played a key role in the performance of both the broad U.S. stock market and our portion of the Fund throughout the annual period. Meanwhile, the weak performance of several health care stocks hampered our relative performance in the period, though we still produced overall positive absolute returns. On a relative basis, we also benefited from a large stake in the surging utilities sector and a lower exposure in financial stocks, which were dented by rising interest rates.

    However, positions in health care, information technology and consumer staples all detracted from our performance. One of our top 10 holdings, Boston Scientific, struggled as questions surfaced about its ability to compete with rival medical stent maker Johnson & Johnson. Overall, health care accounted for three of our top 10 absolute detractors.

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5   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We positioned the portfolio with a large exposure in energy stocks during much of the period to take advantage of the trend in rising crude oil prices. [END CALLOUT QUOTE]

       -- American Century

    Information technology stocks struggled throughout early 2005 amid sluggish demand, and our portion of the Fund reflected that pressure, despite its smaller position in the sector. We also suffered from weakness in several of our stocks in consumer staples, in particular Coca-Cola Enterprises.

    Turner: The majority of positive performance for the year can be attributed to holdings in the consumer discretionary and technology sectors. In the consumer discretionary sector, the casinos/gaming industry contributed to performance. Wynn Resorts and MGM Mirage had a positive effect on performance. Urban Outfitters and Chico's FAS in the retail apparel industry also added to performance. The majority of positive performance in the technology sector can be attributed to holdings in the computer communications industry. Specifically, F5 Networks produced strong relative results. The telecommunications equipment industry also posted good relative results.

    The health care sector was the largest detractor to performance for the year and the biotechnology industry had the worst overall relative industry performance. Specifically, Invitrogen and Neurocrine Biosciences had a negative impact on performance. The medical specialties industry also detracted from performance. In the financial services sector, the investment banks/brokers industry had a negative impact on performance. Holdings Legg Mason and Chicago Mercantile Exchange Holdings detracted from results. The financial publishing/servicing industry within the financial services sector also had an adverse impact on performance.

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6   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> After the strong run of value stocks in recent years, we believe we have positioned the portfolio to take advantage of a potential surge in traditional growth sectors. [END CALLOUT QUOTE]

       -- American Century

Q: What changes did you make to your portion of the Fund during the period and why?

    American Century: We positioned the portfolio with a large exposure in energy stocks during much of the period to take advantage of the trend in rising crude oil prices. Our lower exposure in consumer discretionary stocks -- driven mostly by jittery consumers -- masked our continued optimism for the hotels, restaurant and gaming stocks. In the meantime, we sold our top 10 worst performers while incrementally increasing stakes in a few of our long-time holdings, including health provider Aetna and Station Casinos.

    Turner: Throughout the annual period, we continued to focus on investing in companies in industries that we believe have strong earnings growth prospects in an improving U.S. economy. We added to our holdings in specialty retailers and luxury goods holdings during the fiscal year. Specifically, we increased positions in Coach and Chico's FAS and initiated positions in Bed Bath & Beyond and Urban Outfitters during the first half of the period. We feel these companies' loyal customer bases and strong brand awareness coupled with a pullback in the market on valuations provided us with an attractive opportunity to make these purchases. We also increased our exposure to the hotel/gaming/lodging area through holdings such as MGM Mirage and Station Casinos, seeking to benefit from a pickup in occupancy rates, increased travel and better consumer confidence.

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7   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Since March growth stocks have improved their relative performance, and we think the trend could continue. [END CALLOUT QUOTE]

       -- Turner

Q:  How do you intend to manage your portion of the Fund in the coming months?

    American Century: We seek to identify mid-sized and smaller companies with solid fundamental data supporting acceleration in earnings and revenues. After the strong run of value stocks in recent years, we believe we have positioned the portfolio to take advantage of a potential surge in traditional growth sectors.

    On the other hand, we have scaled back stakes in energy and industrials, traditional value-oriented sectors. In particular, the substantial run-up in many energy stocks has reduced their attractiveness from a valuation standpoint.

    Turner: Some market strategists believe the Federal Reserve Board's (the
    Fed) actions will largely determine the stock market's destiny in the remainder of the year. As they see it, if the Fed stops raising rates in June or soon thereafter, the stock market could go up 10% or more for the year as a whole. Conversely, if the Fed keeps hiking rates to 3.75% or more over time, they think the stock market may find the going bumpy. This year the Fed Funds rate and other short-term rates have risen, but, surprisingly, longer rates have fallen. This has created a flattening yield curve -- the kind of curve that historically has been associated with reasonably good economic and stock market expansions.

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8   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The majority of positive performance for the year can be attributed to holdings in the consumer discretionary and technology sectors. [END CALLOUT QUOTE]

       -- Turner

    Since March growth stocks have improved their relative performance, and we think the trend could continue. After more than five years of lagging results, growth stocks are due at some point -- some strategists say they are overdue -- to gain ground vs. value. Among growth segments, we think a rising level of capital spending will help lift previously out-of-favor technology and healthcare stocks, in particular.

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9   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Aggressive Growth Fund Class A shares (from 5/1/03 to 5/31/05) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                             Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005          $0.02        $0.07             $--          $0.09
May 31, 2004             --         0.26              --           0.26
May 31, 2003(1)          --           --              --             --

(1) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

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10   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS AGGRESSIVE GROWTH FUND

AXP Partners Aggressive
  Growth Fund Class A      $ 9,425     $10,390    $13,413    $14,240
Russell Midcap(R)
  Growth Index(1)          $10,000     $10,962    $13,935    $15,407
Lipper Mid-Cap Growth
  Funds Index(2)           $10,000     $10,827    $13,223    $14,205
                            5/1/03     5/31/03    5/31/04    5/31/05

$15,408 = AXP Partners Aggressive Growth Fund Class A (includes sales charge) $14,240 = Russell Midcap Growth Index(1)
$14,205  = Lipper Mid-Cap Growth Funds Index(2)

COMPARATIVE RESULTS

Results at May 31, 2005                                                            Since
                                                                  1 year       inception(3)
AXP Partners Aggressive Growth Fund (includes sales charge)
Class A     Cumulative value of $10,000                          $10,006         $14,240
            Average annual total return                           +0.06%         +18.31%
Russell Midcap Growth Index(1)
            Cumulative value of $10,000                          $11,057         $15,408
            Average annual total return                          +10.57%         +23.06%
Lipper Mid-Cap Growth Funds Index(2)
            Cumulative value of $10,000                          $10,743         $14,205
            Average annual total return                           +7.43%         +18.36%

Results for other share classes can be found on page 4.

(1) The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

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11   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Aggressive Growth Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.5%)
Issuer                                           Shares               Value(a)

Aerospace & defense (3.9%)
Goodrich                                       24,743               $1,035,741
Precision Castparts                             7,979                  620,208
Rockwell Automation                             5,680                  291,782
Rockwell Collins                               16,630                  821,356
Total                                                                2,769,087

Airlines (0.3%)
Southwest Airlines                             15,600                  226,980

Automotive & related (0.2%)
O'Reilly Automotive                             3,132(b)               173,983

Banks and savings & loans (2.3%)
City Natl                                       3,430                  243,633
Colonial BancGroup                             11,850                  264,137
Downey Financial                                2,286                  171,496
Northern Trust                                  5,350                  245,672
SVB Financial Group                             7,523(b)               359,298
Zions Bancorporation                            4,925                  348,887
Total                                                                1,633,123

Beverages & tobacco (1.0%)
Constellation Brands Cl A                       8,480(b)               235,829
Fortune Brands                                  4,710                  407,415
PepsiAmericas                                   3,092                   74,888
Total                                                                  718,132

Broker dealers (1.4%)
Affiliated Managers Group                       7,990(b)               532,933
Legg Mason                                      5,827                  478,863
Total                                                                1,011,796

Building materials & construction (0.9%)
Eagle Materials                                 2,003                  175,603
Martin Marietta Materials                       2,912                  177,778
Vulcan Materials                                4,722                  282,989
Total                                                                  636,370

Cellular telecommunications (2.6%)
Alamosa Holdings                               19,470(b)               240,455
America Movil ADR Series L                      3,107(c)               176,105
Nextel Partners Cl A                           10,780(b)               256,025
NII Holdings                                   20,329(b)             1,211,608
Total                                                                1,884,193

Common stocks (continued)
Issuer                                           Shares               Value(a)

Chemicals (0.7%)
Immucor                                        10,830(b)              $362,805
Praxair                                         3,470                  162,639
Total                                                                  525,444

Computer hardware (3.8%)
Apple Computer                                 24,807(b)               985,085
Hutchinson Technology                           4,342(b)               179,629
Komag                                           6,631(b)               191,304
Network Appliance                               5,806(b)               166,981
NVIDIA                                          6,581(b)               178,937
Seagate Technology                             32,008(b,c)             679,210
Trident Microsystems                            7,243(b)               153,407
Western Digital                                12,252(b)               183,903
Total                                                                2,718,456

Computer software & services (11.0%)
Autodesk                                        4,692                  185,709
Avid Technology                                 7,760(b)               455,046
Certegy                                         4,610                  173,106
CheckFree                                       7,930(b)               296,027
Citrix Systems                                 21,306(b)               536,059
CNET Networks                                  22,900(b)               237,702
Cognizant Technology
  Solutions Cl A                               21,889(b)             1,050,671
Cognos                                          2,690(b,c)             101,574
Comverse Technology                            16,850(b)               396,481
Emulex                                          9,576(b)               180,986
F5 Networks                                     8,090(b)               414,289
Global Payments                                 5,070                  351,351
Internet Security Systems                       7,759(b)               172,250
Ixia                                            9,150(b)               168,269
Juniper Networks                               18,610(b)               477,160
McAfee                                         11,745(b)               336,847
Mercury Interactive                             7,410(b)               334,339
MICROS Systems                                  4,123(b)               185,453
NAVTEQ                                          3,870(b)               147,641
Openwave Systems                               18,660(b)               290,163
SEI Investments                                 7,340                  255,138
VeriSign                                       32,198(b)             1,041,604
WebEx Communications                            5,594(b)               150,255
Total                                                                7,938,120

See accompanying notes to investments in securities.

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12   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Issuer                                           Shares               Value(a)

Electronics (6.3%)
Altera                                         24,970(b)              $554,084
American Power Conversion                       8,190                  208,517
Broadcom Cl A                                   8,970(b)               318,345
Cypress Semiconductor                          15,190(b)               196,407
Integrated Device Technology                   20,070(b)               245,456
Itron                                          13,610(b)               559,508
Jabil Circuit                                  10,575(b)               309,107
KLA-Tencor                                      9,710                  440,931
Lam Research                                    6,380(b)               195,738
Marvell Technology Group                       10,600(b,c)             434,176
Microsemi                                      15,297(b)               315,577
Natl Semiconductor                             11,730                  236,008
Photronics                                      7,927(b)               182,559
Trimble Navigation                              4,477(b)               177,782
Varian Semiconductor
  Equipment Associates                          3,450(b)               140,001
Total                                                                4,514,196

Energy (0.8%)
Peabody Energy                                  3,960                  189,050
XTO Energy                                     11,270                  350,723
Total                                                                  539,773

Energy equipment & services (5.3%)
Diamond Offshore Drilling                       4,930                  232,943
Grant Prideco                                   9,330(b)               224,107
Helmerich & Payne                              18,449                  765,080
Natl Oilwell Varco                             18,607(b)               837,314
Patterson-UTI Energy                           21,694                  574,674
Range Resources                                13,480                  311,388
Tenaris ADR                                     6,488(c)               452,538
Tidewater                                       4,300                  148,780
Ultra Petroleum                                10,610(b)               288,698
Total                                                                3,835,522

Engineering & construction (1.8%)
Hovnanian Enterprises Cl A                      3,029(b)               188,101
Jacobs Engineering Group                        9,080(b)               477,426
Shaw Group                                     29,586(b)               596,158
Total                                                                1,261,685

Finance companies (0.3%)
NASDAQ Stock Market                            10,990(b)               188,588

Financial services (2.0%)
Alliance Data Systems                           8,750(b)               330,050
Chicago Mercantile
  Exchange Holdings                             1,070                  231,323
Jefferies Group                                 4,540                  160,761
St. Joe                                         2,720                  214,526

Common stocks (continued)
Issuer                                           Shares               Value(a)

Financial services (cont.)
T Rowe Price Group                              8,560                 $510,691
Total                                                                1,447,351

Food (0.4%)
Campbell Soup                                   4,390                  136,222
Dean Foods                                      4,040(b)               157,439
Total                                                                  293,661

Furniture & appliances (0.3%)
Tempur-Pedic Intl                               8,060(b)               188,040

Health care products (8.7%)
Advanced Medical Optics                         6,970(b)               269,112
Affymetrix                                     10,169(b)               543,939
American Pharmaceutical Partners               15,155(b)               665,607
Bausch & Lomb                                   4,300                  335,787
Celgene                                        13,153(b)               556,897
CR Bard                                         6,800                  464,100
Dade Behring Holdings                           5,990                  400,432
Genzyme                                        10,420(b)               650,103
INAMED                                          2,030(b)               126,327
Intuitive Surgical                              7,587(b)               375,557
Kinetic Concepts                                2,160(b)               138,780
Laboratory Corp of America Holdings             4,710(b)               228,200
Medco Health Solutions                          6,490(b)               324,500
Patterson Companies                             6,430(b)               291,858
Sepracor                                        8,110(b)               492,764
Techne                                          3,787(b)               176,474
United Therapeutics                             3,699(b)               184,802
Total                                                                6,225,239

Health care services (13.7%)
Aetna                                          12,083                  942,595
Caremark Rx                                    20,818(b)               929,732
Cerner                                         11,310(b)               739,109
Community Health Systems                       18,849(b)               685,538
Covance                                         9,068(b)               395,909
DaVita                                          5,640(b)               259,778
Express Scripts                                 1,852(b)               171,106
Fisher Scientific Intl                          8,080(b)               504,677
Henry Schein                                   24,281(b)               978,282
Humana                                          9,920(b)               360,691
Kindred Healthcare                              4,376(b)               168,826
LCA-Vision                                      4,685                  206,983
LifePoint Hospitals                             4,088(b)               183,878
PacifiCare Health Systems                       8,031(b)               504,588
Pharmaceutical Product
  Development                                  14,846(b)               718,249
Quest Diagnostics                               2,490                  261,450
Triad Hospitals                                 4,410(b)               223,675

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Issuer                                           Shares               Value(a)

Health care services (cont.)
Universal Health Services Cl B                 11,859                 $692,921
WellPoint                                       6,220(b)               827,260
Total                                                                9,755,247

Home building (1.6%)
KB HOME                                         5,910                  399,161
Pulte Homes                                     2,376                  181,645
Standard-Pacific                                2,255                  180,671
Toll Brothers                                   4,484(b)               415,174
Total                                                                1,176,651

Household products (0.2%)
Jarden                                          3,501(b)               178,131

Industrial transportation (0.5%)
Landstar System                                 5,060(b)               170,724
UTI Worldwide                                   2,390(c)               176,263
Total                                                                  346,987

Insurance (1.0%)
CIGNA                                           1,775                  172,619
Fidelity Natl Financial                         4,910                  176,711
HCC Insurance Holdings                          8,836                  346,459
Total                                                                  695,789

Leisure time & entertainment (0.4%)
SCP Pool                                        3,753                  134,432
WMS Inds                                        5,450(b)               173,147
Total                                                                  307,579

Lodging & gaming (5.4%)
Boyd Gaming                                     6,719                  355,166
Harrah's Entertainment                         10,763                  772,891
Marriott Intl Cl A                              8,640                  583,546
MGM Mirage                                     12,480(b)               475,363
Penn Natl Gaming                               11,653(b)               379,538
Scientific Games Cl A                          11,180(b)               266,419
Station Casinos                                16,012                1,042,382
Total                                                                3,875,305

Machinery (1.8%)
Joy Global                                     16,939                  635,891
Oshkosh Truck                                   2,352                  187,548
Roper Inds                                      6,300                  440,370
Total                                                                1,263,809

Media (1.3%)
Getty Images                                    3,350(b)               250,714
Monster Worldwide                              17,950(b)               473,521
Sirius Satellite Radio                         40,430(b)               244,197
Total                                                                  968,432

Common stocks (continued)
Issuer                                           Shares               Value(a)

Metals (0.2%)
Allegheny Technologies                          7,820                 $166,253

Miscellaneous (0.3%)
Cogent                                         12,140(b)               243,528

Multi-industry (2.4%)
Actuant Cl A                                    5,520(b)               248,400
AMETEK                                          6,170                  235,879
Monsanto                                        6,092                  347,244
Pentair                                        18,042                  803,050
Textron                                         1,029                   79,531
Total                                                                1,714,104

Paper & packaging (0.2%)
Owens-Illinois                                  5,790(b)               148,861

Real estate investment trust (1.9%)
Equity Office Properties Trust                  5,169                  167,941
General Growth Properties                       4,602                  179,155
Host Marriott                                  11,050                  185,087
Public Storage                                  2,835                  170,469
Simon Property Group                            2,590                  177,985
Starwood Hotels &
  Resorts Worldwide Unit                        5,670                  317,350
Vornado Realty Trust                            2,164                  170,307
Total                                                                1,368,294

Restaurants (1.3%)
Cheesecake Factory                              8,050(b)               284,246
Darden Restaurants                              5,436                  176,561
Panera Bread Cl A                               3,148(b)               198,954
PF Chang's China Bistro                         4,560(b)               270,271
Total                                                                  930,032

Retail -- drugstores (0.7%)
CVS                                             9,627                  528,041

Retail -- general (6.1%)
Abercrombie & Fitch Cl A                        6,311                 $361,810
Advance Auto Parts                              4,832(b)               286,393
bebe stores                                     4,985                  191,972
Bed Bath & Beyond                              12,830(b)               521,540
CDW                                             4,110                  239,120
Federated Dept Stores                           2,541                  171,390
Hibbett Sporting Goods                          5,083(b)               178,515
JC Penney                                       3,484                  173,364
Men's Wearhouse                                10,950(b)               562,501
Michaels Stores                                13,696                  576,738
Nordstrom                                       2,990                  182,510
Whole Foods Market                              5,473                  651,177

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Issuer                                           Shares               Value(a)

Retail -- general (cont.)
Williams-Sonoma                                 7,060(b)              $277,670
Total                                                                4,374,700

Telecom equipment & services (0.4%)
ARRIS Group                                    16,033(b)               138,846
Scientific-Atlanta                              5,150                  171,495
Total                                                                  310,341

Textiles & apparel (2.8%)
Chico's FAS                                    15,510(b)               530,597
Coach                                          21,300(b)               618,552
Urban Outfitters                               14,542(b)               775,670
Warnaco Group                                   5,500(b)               117,370
Total                                                                2,042,189

Utilities -- electric (1.5%)
DTE Energy                                      3,697                  175,755
Edison Intl                                     4,556                  167,433
TXU                                             9,234                  741,306
Total                                                                1,084,494

Utilities -- natural gas (0.4%)
Questar                                         4,980                  313,939

Common stocks (continued)
Issuer                                           Shares               Value(a)

Utilities -- telephone (0.4%)
Amdocs                                         10,450(b,c)            $284,763

Total common stocks
(Cost: $65,200,780)                                                $70,807,208

Short-term securities (3.5%)
Issuer                 Effective                 Amount               Value(a)
                         yield                 payable at
                                                maturity
Commercial paper
CRC Funding LLC
  06-01-05                3.05%            $1,400,000               $1,399,882
HSBC Finance
  06-01-05                3.07              1,100,000                1,099,906

Total short-term securities
(Cost: $2,500,000)                                                  $2,499,788

Total investments in securities
(Cost: $67,700,780)(d)                                             $73,306,996

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 3.2% of net assets.

(d) At May 31, 2005, the cost of securities for federal income tax purposes was $67,959,272 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $5,788,833
      Unrealized depreciation                                         (441,109)
                                                                      --------
      Net unrealized appreciation                                   $5,347,724
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Aggressive Growth Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $67,700,780)                                                                                $73,306,996
Cash in bank on demand deposit                                                                                      110,168
Capital shares receivable                                                                                            28,284
Dividends and accrued interest receivable                                                                            28,255
Receivable for investment securities sold                                                                         2,485,819
                                                                                                                  ---------
Total assets                                                                                                     75,959,522
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               48,859
Payable for investment securities purchased                                                                       3,982,471
Accrued investment management services fee                                                                            6,974
Accrued distribution fee                                                                                              1,477
Accrued transfer agency fee                                                                                             957
Accrued administrative services fee                                                                                     470
Other accrued expenses                                                                                               67,773
                                                                                                                     ------
Total liabilities                                                                                                 4,108,981
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                              $71,850,541
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    98,491
Additional paid-in capital                                                                                       66,998,225
Undistributed net investment income                                                                                     109
Accumulated net realized gain (loss) (Note 6)                                                                      (852,500)
Unrealized appreciation (depreciation) on investments                                                             5,606,216
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $71,850,541
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $25,011,144
                                                            Class B                                             $ 6,887,053
                                                            Class C                                             $   441,567
                                                            Class I                                             $39,475,546
                                                            Class Y                                             $    35,231
Net asset value per share of outstanding capital stock:     Class A shares              3,432,844               $      7.29
                                                            Class B shares                959,077               $      7.18
                                                            Class C shares                 61,518               $      7.18
                                                            Class I shares              5,390,829               $      7.32
                                                            Class Y shares                  4,821               $      7.31
                                                                                            -----               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Statement of operations
AXP Partners Aggressive Growth Fund

Year ended May 31, 2005
Investment income
Dividends                                                                       $  239,689
Interest                                                                            49,540
   Less foreign taxes withheld                                                        (803)
                                                                                      ----
Total income                                                                       288,426
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                                 399,501
Distribution fee
   Class A                                                                          53,023
   Class B                                                                          48,357
   Class C                                                                           3,331
Transfer agency fee                                                                 57,113
Incremental transfer agency fee
   Class A                                                                           4,751
   Class B                                                                           2,458
   Class C                                                                             152
Service fee -- Class Y                                                                  34
Administrative services fees and expenses                                           24,630
Compensation of board members                                                        8,589
Custodian fees                                                                     124,750
Printing and postage                                                                31,005
Registration fees                                                                   56,673
Audit fees                                                                          18,000
Other                                                                                4,603
                                                                                     -----
Total expenses                                                                     836,970
   Expenses waived/reimbursed by AEFC (Note 2)                                    (160,260)
                                                                                  --------
                                                                                   676,710
   Earnings credits on cash balances (Note 2)                                         (361)
                                                                                      ----
Total net expenses                                                                 676,349
                                                                                   -------
Investment income (loss) -- net                                                   (387,923)
                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (466,315)
   Foreign currency transactions                                                    (5,275)
                                                                                    ------
Net realized gain (loss) on investments                                           (471,590)
Net change in unrealized appreciation (depreciation) on investments              3,657,382
                                                                                 ---------
Net gain (loss) on investments                                                   3,185,792
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                 $2,797,869
                                                                                ==========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
17   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Aggressive Growth Fund

Year ended May 31,                                                                         2005                       2004
Operations and distributions
Investment income (loss) -- net                                                       $  (387,923)              $  (160,780)
Net realized gain (loss) on investments                                                  (471,590)                  898,730
Net change in unrealized appreciation (depreciation) on investments                     3,657,382                 1,456,830
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                         2,797,869                 2,194,780
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (45,007)                 (391,278)
      Class B                                                                                  --                   (76,795)
      Class C                                                                                  --                    (3,089)
      Class I                                                                             (51,354)                       --
      Class Y                                                                                 (87)                   (1,303)
   Net realized gain
      Class A                                                                            (246,040)                       --
      Class B                                                                             (51,788)                       --
      Class C                                                                              (3,559)                       --
      Class I                                                                            (139,015)                       --
      Class Y                                                                                (321)                       --
                                                                                         --------                  --------
Total distributions                                                                      (537,171)                 (472,465)
                                                                                         --------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             16,827,755                11,603,550
   Class B shares                                                                       5,226,812                 3,460,228
   Class C shares                                                                         212,899                   222,647
   Class I shares                                                                      34,131,333                 6,420,055
   Class Y shares                                                                          18,116                    13,284
Reinvestment of distributions at net asset value
   Class A shares                                                                         218,876                   182,283
   Class B shares                                                                          51,335                    76,154
   Class C shares                                                                           3,385                     2,480
   Class I shares                                                                         190,223                        --
   Class Y shares                                                                             218                       780
Payments for redemptions
   Class A shares                                                                      (9,893,555)               (1,476,873)
   Class B shares (Note 2)                                                             (1,978,351)                 (474,819)
   Class C shares (Note 2)                                                                (33,864)                       --
   Class I shares                                                                      (1,935,046)                  (30,154)
   Class Y shares                                                                         (15,827)                  (10,250)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                      43,024,309                19,989,365
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                45,285,007                21,711,680
Net assets at beginning of year                                                        26,565,534                 4,853,854
                                                                                       ----------                 ---------
Net assets at end of year                                                             $71,850,541               $26,565,534
                                                                                      ===========               ===========
Undistributed (excess of distributions over) net investment income                    $       109               $   (86,211)
                                                                                      -----------               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 54.94% of the Fund's net assets.

At May 31, 2005, AEFC and the Portfolio Builder Series funds owned approximately 55% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
21   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $570,691 and accumulated net realized loss has been increased by $302,411 resulting in a net reclassification adjustment to decrease paid-in capital by $268,250.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                        2005            2004
Class A
Distributions paid from:
     Ordinary income                                 $ 270,901        $391,728
     Long-term capital gain                             20,146              --
Class B
Distributions paid from:
     Ordinary income                                    47,547          76,795
     Long-term capital gain                              4,241              --
Class C
Distributions paid from:
     Ordinary income                                     3,264           3,089
     Long-term capital gain                                295              --
Class I*
Distributions paid from:
     Ordinary income                                   178,986              --
     Long-term capital gain                             11,383              --
Class Y
Distributions paid from:
     Ordinary income                                       382           1,303
     Long-term capital gain                                 26              --

* Inception date was March 4, 2004.

At of May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                       $       --
Accumulated long-term gain (loss)                                   $ (593,899)
Unrealized appreciation (depreciation)                              $5,347,724

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,158 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $161,189 for Class A, $4,679 for Class B and $10 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.55% for Class A, 2.34% for Class B, 2.35% for Class C, 1.23% for Class I and 1.37% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $35,551, $7,634, $470 and $59, respectively, and the management fees waived at the Fund level were $116,546. Beginning June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.53% for Class A, 2.32% for Class B, 2.33% for Class C, 1.21% for Class I and 1.35% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $361 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $136,640,970 and $94,394,725, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Broker Commissions paid to brokers affiliated with the subadvisors were $27 for the year ended May 31, 2005.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended May 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,400,596      752,817        31,064    4,745,978        2,453
Issued for reinvested distributions            30,107        7,140           471       26,058           30
Redeemed                                   (1,377,012)    (288,973)       (4,848)    (299,763)      (2,096)
                                           ----------     --------        ------     --------       ------
Net increase (decrease)                     1,053,691      470,984        26,687    4,472,273          387
                                            ---------      -------        ------    ---------          ---

                                                              Year ended May 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,744,673      522,941        32,449      922,932        2,104
Issued for reinvested distributions            27,958       11,734           382           --          120
Redeemed                                     (231,427)     (70,303)           --       (4,376)      (1,435)
                                             --------      -------        ------       ------       ------
Net increase (decrease)                     1,541,204      464,372        32,831      918,556          789
                                            ---------      -------        ------      -------          ---

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $593,899 at May 31, 2005, that if not offset by capital gains will expire in 2013.

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.95            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.03)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .46             1.65               .53
                                                                              -----            -----             -----
Total from investment operations                                                .43             1.61               .52
                                                                              -----            -----             -----
Less distributions:
Dividends from investment income                                               (.02)              --                --
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Total distributions                                                            (.09)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.29            $6.95             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25              $17                $5
Ratio of expenses to average daily net assets(c),(d)                          1.55%            1.55%             1.46%(e)
Ratio of net investment income (loss) to average daily net assets             (.90%)          (1.20%)           (1.20%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               6.17%           29.09%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.97%, 3.02% and 24.14% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.06)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .42             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .36             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.18            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7               $3               $--
Ratio of expenses to average daily net assets(c),(d)                          2.34%            2.34%             2.25%(e)
Ratio of net investment income (loss) to average daily net assets            (1.70%)          (1.97%)           (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               5.29%           28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.75%, 3.81% and 24.93% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.07)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .43             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .36             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.18            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          2.35%            2.35%             2.21%(e)
Ratio of net investment income (loss) to average daily net assets            (1.70%)          (1.98%)           (1.95%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               5.29%           28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.75%, 3.82% and 24.94% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004(b)
Net asset value, beginning of period                                          $6.97            $7.14
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                     --             (.03)
Net gains (losses) (both realized and unrealized)                               .45             (.14)
                                                                              -----            -----
Total from investment operations                                                .45             (.17)
                                                                              -----            -----
Less distributions:
Dividends from net investment income                                           (.03)              --
Distributions from realized gains                                              (.07)              --
                                                                              -----            -----
Total distributions                                                            (.10)              --
                                                                              -----            -----
Net asset value, end of period                                                $7.32            $6.97
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $39               $6
Ratio of expenses to average daily net assets(c),(d)                          1.23%            1.14%(e)
Ratio of net investment income (loss) to average daily net assets             (.59%)           (.72%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%
Total return(f)                                                               6.49%           (2.38%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.50% and 2.70% for the periods ended May 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.96            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.01)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .45             1.66               .53
                                                                              -----            -----             -----
Total from investment operations                                                .44             1.62               .52
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.02)              --                --
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Total distributions                                                            (.09)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.31            $6.96             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          1.37%            1.37%             1.30%(e)
Ratio of net investment income (loss) to average daily net assets             (.74%)          (1.03%)           (1.03%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               6.40%           29.26%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.80%, 2.84% and 23.96% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Aggressive Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the two-year period ended May 31, 2005 and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Aggressive Growth Fund as of May 31, 2005, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
31   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Aggressive Growth Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           3.23%
     Dividends Received Deduction for corporations                       3.17%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.08228

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00612
Total distributions                                                   $0.08840

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           3.23%
     Dividends Received Deduction for corporations                       3.17%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.06862

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00612
Total distributions                                                   $0.07474

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           3.23%
     Dividends Received Deduction for corporations                       3.17%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.06862

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00612
Total distributions                                                   $0.07474

--------------------------------------------------------------------------------
32   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           3.23%
     Dividends Received Deduction for corporations                       3.17%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09623

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00612
Total distributions                                                   $0.10235

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           3.23%
     Dividends Received Deduction for corporations                       3.17%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.08883

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00612
Total distributions                                                   $0.09495

--------------------------------------------------------------------------------
33   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses           Annualized
                                                  account value        account value   paid during            expense
                                                  Dec. 1, 2004         May 31, 2005    the period(a)           ratio
Class A
     Actual(b)                                       $1,000             $1,022.00       $7.81(c)              1.55%
     Hypothetical (5% return before expenses)        $1,000             $1,017.20       $7.80(c)              1.55%
Class B
     Actual(b)                                       $1,000             $1,017.50      $11.77(c)              2.34%
     Hypothetical (5% return before expenses)        $1,000             $1,013.26      $11.75(c)              2.34%
Class C
     Actual(b)                                       $1,000             $1,017.50      $11.82(c)              2.35%
     Hypothetical (5% return before expenses)        $1,000             $1,013.21      $11.80(c)              2.35%
Class I
     Actual(b)                                       $1,000             $1,022.40       $6.20(c)              1.23%
     Hypothetical (5% return before expenses)        $1,000             $1,018.80       $6.19(c)              1.23%
Class Y
     Actual(b)                                       $1,000             $1,022.80       $6.91(c)              1.37%
     Hypothetical (5% return before expenses)        $1,000             $1,018.10       $6.89(c)              1.37%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +2.20% for Class A, +1.75% for Class B, +1.75% for Class C, +2.24% for Class I and +2.28% for Class Y.

(c) Beginning June 1, 2005, AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Under this agreement, net expenses will not exceed 1.53% for Class A; 2.32% for Class B; 2.33% for Class C; 1.21% for Class I and 1.35% for Class Y. If this agreement had been in place for the entire six-month period ended May 31, 2005, the actual expenses paid would have been: $7.71 for Class A, $11.67 for Class B, $11.72 for Class C, $6.10 for Class I and $6.81 for Class Y; the hypothetical expenses paid would have been: $7.70 for Class A, $11.65 for Class B, $11.70 for Class C, $6.09 for Class I and $6.79 for Class Y.

--------------------------------------------------------------------------------
35   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
36   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
38   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
39   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are higher than the median for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
40   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
   Fundamental
        Value
           Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements                                     13

Notes to Financial Statements                            16

Report of Independent Registered Public Accounting Firm  28

Federal Income Tax Information                           29

Fund Expenses Example                                    30

Board Members and Officers                               32

Approval of Investment Management Services Agreement     35

Proxy Voting                                             36

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Fund Snapshot
        AT MAY 31, 2005

PORTFOLIO MANAGERS

Davis Advisors

Portfolio managers                Since               Years in industry
Chris Davis                       6/01                       17
Ken Feinberg                      6/01                       11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 6/18/01    B: 6/18/01   C: 6/18/01   I: 3/4/04    Y: 6/18/01

Ticker symbols by class
A: AFVAX      B: AFVBX     C: AFVCX     I: AFVIX     Y: --

Total net assets                                         $991.0 million

Number of holdings                                                   70

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                      LARGE
                         MEDIUM   SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 43.9%
Consumer discretionary 12.2%
Energy 10.2%
Consumer staples 8.6%
Industrials 6.2%
Short-term securities* 5.6%
Information technology 4.9%
Health care 4.2%
Materials 4.2%

* Of the 5.6%, 0.7% is due to security lending activity and 4.9% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group (Beverages & tobacco)                                  5.3%
American Intl Group (Insurance)                                     5.1
Tyco Intl (Multi-industry)                                          4.7
JPMorgan Chase & Co (Financial services)                            4.4
Berkshire Hathaway Cl B (Insurance)                                 4.1
Comcast Special Cl A (Cable)                                        4.0
Costco Wholesale (Retail--general)                                  3.6
HSBC Holdings ADR (Financial services)                              3.6
Golden West Financial (Banks and savings & loans)                   3.4
Progressive (Insurance)                                             3.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                       +8.57%   +8.24%   +10.03%   +15.49%

+8.57% = AXP Partners Fundamental Value Fund Class A (excluding sales charge) +8.24% = S&P 500 Index (unmanaged)
+10.03% = Lipper Large-Cap Value Funds Index
+15.49% = Russell 1000(R) Value Index (unmanaged)

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

                              Class A               Class B               Class C          Class I        Class Y
(Inception dates)            (6/18/01)             (6/18/01)             (6/18/01)        (3/4/04)       (6/18/01)
                                                      After                 After
                     NAV(1)      POP(2)    NAV(1)    CDSC(3)     NAV(1)    CDSC(4)         NAV(5)         NAV(6)
at May 31, 2005
1 year               +8.57%      +2.33%    +7.69%     +2.69%     +7.66%     +6.66%         +8.99%         +8.70%
3 years              +7.18%      +5.09%    +6.29%     +5.10%     +6.35%     +6.35%            N/A         +7.31%
Since inception      +3.58%      +2.04%    +2.80%     +2.09%     +2.90%     +2.90%         +5.02%         +3.74%

at June 30, 2005
1 year               +8.44%      +2.21%    +7.57%     +2.57%     +7.54%     +6.54%         +8.86%         +8.36%
3 years             +10.33%      +8.17%    +9.53%     +8.40%     +9.57%     +9.57%            N/A        +10.54%
Since inception      +3.88%      +2.37%    +3.12%     +2.67%     +3.22%     +3.22%         +5.85%         +4.04%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Partners Fundamental Value Fund's Class A shares returned 8.57% (excluding sales charge) for the fiscal year ended May 31, 2005, outpacing the 8.24% return of the S&P 500 Index for the same 12-month period. The Russell 1000 Value Index (Russell Index) rose 15.49%, and the Lipper Large-Cap Value Funds Index advanced 10.03% during the same 12-month period. Davis Advisors, an independent money management firm, manages the Fund's portfolio.

Q:  What factors affected the Fund's performance for the period?

    Davis Advisors: The strong performance of the Fund's energy companies was the biggest contribution to Fund performance. All of the Fund's energy companies performed well, including EOG Resources, ConocoPhillips, Occidental Petroleum, Devon Energy and Transocean, which were all among the Fund's top 10 contributors to performance for the year. Most energy companies included in the S&P 500 Index also performed well over the year, but the Fund's holdings turned in an even stronger performance.

    The Fund's consumer staple holdings, which include companies such as Altria Group and Costco Wholesale, also made significant contributions to the Fund's performance. While the average consumer staples company included in the S&P 500 Index did not turn in strong performances during the year, the companies that the Fund owned performed very well.

    The Fund's largest sector holdings were in financial service companies. Financial services included some of the Fund's best and worst performing companies. As a group, the Fund's financial service companies were neutral for the year, neither contributing nor detracting significantly from performance. Loews and Golden West Financial were among the Fund's top 10 contributors to performance. Companies among the Fund's top 10 detractors from performance included American Intl Group, Transatlantic Holdings, Marsh & McLennan Companies, Fifth Third Bancorp, Berkshire Hathaway and JPMorgan Chase & Co.

--------------------------------------------------------------------------------
5   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Fund's largest sector holdings were in financial service companies. Financial services included some of the Fund's best and worst performing companies. [END CALLOUT QUOTE]

    Health care also included some of the Fund's best and worst performing companies during the 12-month period. HCA was among the Fund's top 10 contributors, while Eli Lilly & Co and Pfizer were among the Fund's top 10 detractors from performance. In addition, the Fund's holdings in information technology detracted from performance. Lexmark Intl, a manufacturer of printers, was among the Fund's top 10 detractors for the period.

    Finally, the Fund's portfolio managers have identified a number of investment opportunities in foreign companies. Foreign companies contributing to performance included HSBC Holdings, Lagardere and Diageo. Foreign companies detracting from performance included Takefuji, COSCO Pacific and Heineken Holding.

    It is important to note that a company's contribution to the Fund's performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

Q:  What changes did you make to the Fund during the period?

    Davis Advisors: Our long-term focus usually results in low portfolio turnover for the Fund, which was a low 2% for the period. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

    The Fund increased its investment in JPMorgan Chase & Co during the fiscal year, and it is now among the Fund's top 10 largest holdings. Iron Mountain and Cardinal Health are two other companies that were purchased during the year. The Fund sold its holdings in Merck and Kraft Foods.

--------------------------------------------------------------------------------
6   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Our long-term focus usually results in low portfolio turnover for the Fund, which was a low 2% for the period. [END CALLOUT QUOTE]

Q:  How are you currently positioning the Fund?

    Davis Advisors: We have built a portfolio that is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term, buy-and-hold investing.

--------------------------------------------------------------------------------
7   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Fundamental Value Fund Class A shares (from 7/1/01 to 5/31/05) as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Lipper Large-Cap Value Funds Index and the Russell 1000(R) Value Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005          $0.02          $--             $--          $0.02
May 31, 2004           0.01           --              --           0.01
May 31, 2003             --           --              --             --
May 31, 2002(1)          --           --              --             --

(1) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

--------------------------------------------------------------------------------
8   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS FUNDAMENTAL VALUE FUND

AXP Partners Fundamental Value Fund             $ 9,425      $8,796     $8,206    $ 9,976    $10,831
S&P 500 Index(1)                                $10,000      $8,830     $8,118    $ 9,606    $10,398
Lipper Large-Cap Value Funds Index(2)           $10,000      $9,272     $8,346    $ 9,879    $10,870
Russell 1000(R) Value Index(3)                  $10,000      $9,659     $8,900    $10,664    $12,316
                                                 7/1/01     5/31/02    5/31/03    5/31/04    5/31/05

$12,316 = AXP Partners Fundamental Value Fund Class A (includes sales charge) $10,870 = S&P 500 Index(1)
$10,831 = Lipper Large-Cap Value Funds Index(2)
$10,398 = Russell 1000(R) Value Index(3)

COMPARATIVE RESULTS

Results at May 31, 2005                                                                          Since
                                                                  1 year         3 years     inception(4)
AXP Partners Fundamental Value Fund (includes sales charge)
Class A     Cumulative value of $10,000                          $10,233         $11,606      $10,831
            Average annual total return                           +2.33%          +5.09%       +2.04%
S&P 500 Index(1)
            Cumulative value of $10,000                          $10,824         $11,776      $10,398
            Average annual total return                           +8.24%          +5.60%       +1.00%
Lipper Large-Cap Value Funds Index(2)
            Cumulative value of $10,000                          $11,003         $11,722      $10,870
            Average annual total return                          +10.03%          +5.44%       +2.15%
Russell 1000(R) Value Index(3)
            Cumulative value of $10,000                          $11,549         $12,752      $12,316
            Average annual total return                          +15.49%          +8.44%       +5.46%

Results for other share classes can be found on page 4.

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4) Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------
9   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (9.1%)
Fifth Third Bancorp                           251,200              $10,706,144
Golden West Financial                         548,700               34,359,594
Lloyds TSB Group ADR                          231,300(c)             7,706,916
State Street                                   44,600                2,140,800
Takefuji                                       89,110(c)             5,511,940
Wells Fargo & Co                              498,200               30,096,262
Total                                                               90,521,656

Beverages & tobacco (7.4%)
Altria Group                                  784,800               52,691,472
Diageo ADR                                    241,200(c)            14,018,544
Heineken Holding Cl A                         233,850(c)             6,638,986
Total                                                               73,349,002

Broker dealers (0.7%)
Morgan Stanley                                138,300                6,771,168

Building materials & construction (1.5%)
Martin Marietta Materials                     125,500                7,661,775
Vulcan Materials                              123,100                7,377,383
Total                                                               15,039,158

Cable (4.0%)
Comcast Special Cl A                        1,257,300(b)            39,780,972
NTL                                             2,200(b)               141,416
Total                                                               39,922,388

Computer hardware (1.9%)
Hewlett-Packard                               249,000                5,604,990
Lexmark Intl Cl A                             190,400(b)            13,030,976
Total                                                               18,635,966

Computer software & services (2.3%)
Iron Mountain                                 476,000(b)            13,661,200
Microsoft                                     368,900                9,517,620
Total                                                               23,178,820

Energy (9.6%)
ConocoPhillips                                262,258               28,281,903
Devon Energy                                  477,600               21,921,840
EOG Resources                                 411,800               20,544,702
Occidental Petroleum                          331,100               24,206,721
Total                                                               94,955,166

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy equipment & services (0.8%)
Transocean                                    156,500(b)            $7,795,265

Finance companies (3.1%)
Citigroup                                     643,300               30,305,863

Financial services (11.6%)
H&R Block                                     346,300               17,287,296
HSBC Holdings ADR                             449,858(c)            35,700,731
JPMorgan Chase & Co                         1,241,140               44,370,754
Moody's                                       298,000               12,894,460
Providian Financial                           257,200(b)             4,583,304
Total                                                              114,836,545

Food (1.1%)
Hershey                                       174,700               11,217,487

Health care products (1.3%)
Eli Lilly & Co                                157,300                9,170,590
Novartis                                       79,100(c)             3,862,164
Total                                                               13,032,754

Health care services (2.9%)
Cardinal Health                               215,600               12,489,708
HCA                                           307,000               16,578,000
Total                                                               29,067,708

Household products (0.1%)
Hunter Douglas                                 25,200(c)             1,304,948

Industrial transportation (0.8%)
Kuehne & Nagel Intl                             1,100(c)               229,166
United Parcel Service Cl B                     99,600                7,335,540
Total                                                                7,564,706

Insurance (18.3%)
American Intl Group                           928,200               51,561,509
Aon                                           279,500                6,967,935
Berkshire Hathaway Cl B                        14,518(b)            40,795,580
Chubb                                          39,300                3,310,239
Loews                                         254,400               19,156,320
Markel                                          2,500(b)               854,375
Marsh & McLennan Companies                    316,200                9,182,448
Principal Financial Group                      89,000                3,550,210
Progressive                                   327,000               31,414,890

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Insurance (cont.)
Sun Life Financial                             52,300(c)            $1,647,973
Transatlantic Holdings                        225,325               12,868,311
Total                                                              181,309,790

Leisure time & entertainment (0.8%)
Harley-Davidson                               163,300                8,006,599

Media (3.0%)
Dun & Bradstreet                              102,900(b)             6,322,176
Gannett                                        67,300                5,011,158
IAC/InterActiveCorp                           195,200(b,d)           4,782,400
Lagardere SCA                                 149,400(c,d)          10,645,006
WPP Group ADR                                  60,800(c)             3,232,128
Total                                                               29,992,868

Multi-industry (5.5%)
China Merchants Holdings Intl               1,183,200(c)             2,212,768
COSCO Pacific                               1,141,100(c)             2,214,703
Rentokil Initial                            1,198,600(c)             3,217,606
Tyco Intl                                   1,630,944(c)            47,183,210
Total                                                               54,828,287

Paper & packaging (2.7%)
Sealed Air                                    522,400(b)            27,055,096

Real estate investment trust (1.6%)
CenterPoint Properties Trust                  383,100               16,013,580

Retail -- general (4.5%)
AutoZone                                       93,200(b)             8,436,464
Costco Wholesale                              798,000               36,245,160
Total                                                               44,681,624

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Telecom equipment & services (0.8%)
Nokia ADR                                     178,800(c)            $3,014,568
SK Telecom ADR                                204,000(c,d)           4,267,680
Telewest Global                                21,200(b,c)             443,292
Total                                                                7,725,540

Total common stocks
(Cost: $815,860,801)                                              $947,111,984

Short-term securities (5.6%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Amsterdam Funding
  06-15-05                3.03%           $10,000,000               $9,987,375
BNP Paribas North America
  06-01-05                3.06             15,800,000               15,798,657
Fairway Finance
  06-27-05                3.04             10,000,000                9,977,275
Sheffield Receivables
  06-01-05                3.16             10,000,000                9,999,121
Windmill Funding
  06-21-05                3.04             10,000,000                9,982,326

Total commercial paper
(Cost: $55,749,500)                                                $55,744,754

Total investments in securities
(Cost: $871,610,301)(f)                                         $1,002,856,738

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 15.4% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 5 to the financial statements. 4.9% of net assets is the Fund's cash equivalent position.

(f) At May 31, 2005, the cost of securities for federal income tax purposes was $872,544,137 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $146,920,611
      Unrealized depreciation                                     (16,608,010)
                                                                  -----------
      Net unrealized appreciation                                $130,312,601
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $871,610,301)                                                                            $1,002,856,738
Foreign currency holdings (identified cost $46,147) (Note 1)                                                         46,147
Capital shares receivable                                                                                           648,646
Dividends and accrued interest receivable                                                                         1,223,443
U.S. government securities held as collateral (Note 5)                                                            3,707,019
                                                                                                                  ---------
Total assets                                                                                                  1,008,481,993
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   239,744
Capital shares payable                                                                                              376,024
Payable for investment securities purchased                                                                       6,141,703
Payable upon return of securities loaned (Note 5)                                                                10,379,019
Accrued investment management services fee                                                                           78,206
Accrued distribution fee                                                                                             51,845
Accrued service fee                                                                                                       6
Accrued transfer agency fee                                                                                          19,766
Accrued administrative services fee                                                                                   6,268
Other accrued expenses                                                                                              156,795
                                                                                                                    -------
Total liabilities                                                                                                17,449,376
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $  991,032,617
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,832,052
Additional paid-in capital                                                                                      868,689,810
Undistributed net investment income                                                                               1,002,906
Accumulated net realized gain (loss) (Note 7)                                                                   (11,733,215)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           131,241,064
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $  991,032,617
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  641,156,030
                                                            Class B                                          $  293,904,772
                                                            Class C                                          $   17,116,872
                                                            Class I                                          $   38,341,137
                                                            Class Y                                          $      513,806
Net asset value per share of outstanding capital stock:     Class A shares            117,692,649            $         5.45
                                                            Class B shares             55,227,068            $         5.32
                                                            Class C shares              3,204,289            $         5.34
                                                            Class I shares              6,987,269            $         5.49
                                                            Class Y shares                 93,892            $         5.47
                                                                                           ------            --------------
* Including securities on loan, at value (Note 5)                                                            $    9,873,470
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $13,305,322
Interest                                                                                                          1,171,008
Fee income from securities lending (Note 5)                                                                          24,610
   Less foreign taxes withheld                                                                                     (117,436)
                                                                                                                   --------
Total income                                                                                                     14,383,504
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                5,556,219
Distribution fee
   Class A                                                                                                        1,207,593
   Class B                                                                                                        2,384,944
   Class C                                                                                                          146,962
Transfer agency fee                                                                                               1,330,500
Incremental transfer agency fee
   Class A                                                                                                           92,764
   Class B                                                                                                           82,134
   Class C                                                                                                            5,470
Service fee -- Class Y                                                                                                  329
Administrative services fees and expenses                                                                           458,121
Compensation of board members                                                                                        10,631
Custodian fees                                                                                                       79,210
Printing and postage                                                                                                209,355
Registration fees                                                                                                   150,876
Audit fees                                                                                                           20,000
Other                                                                                                                29,046
                                                                                                                     ------
Total expenses                                                                                                   11,764,154
   Earnings credits on cash balances (Note 2)                                                                       (10,538)
                                                                                                                    -------
Total net expenses                                                                                               11,753,616
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   2,629,888
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                (1,687,339)
   Foreign currency transactions                                                                                    (16,727)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          (1,704,066)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            58,440,166
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            56,736,100
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $59,365,988
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund

Year ended May 31,                                                                       2005                       2004
Operations and distributions
Investment income (loss) -- net                                                      $  2,629,888              $    544,965
Net realized gain (loss) on investments                                                (1,704,066)               (2,236,512)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  58,440,166                82,611,787
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        59,365,988                80,920,240
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,021,349)                 (294,158)
      Class I                                                                            (251,443)                       --
      Class Y                                                                              (1,910)                      (95)
                                                                                           ------                       ---
Total distributions                                                                    (2,274,702)                 (294,253)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            349,004,258               128,047,466
   Class B shares                                                                     134,939,580                61,914,265
   Class C shares                                                                       6,923,551                 4,216,475
   Class I shares                                                                      47,970,825                 8,375,868
   Class Y shares                                                                         415,600                    33,506
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,971,528                   285,210
   Class I shares                                                                         251,410                        --
   Class Y shares                                                                           1,850                        80
Payments for redemptions
   Class A shares                                                                     (78,793,508)              (46,750,340)
   Class B shares (Note 2)                                                            (53,475,126)              (30,740,902)
   Class C shares (Note 2)                                                             (3,101,164)               (1,536,431)
   Class I shares                                                                     (20,756,079)                      (92)
   Class Y shares                                                                          (6,325)                   (8,793)
                                                                                           ------                    ------
Increase (decrease) in net assets from capital share transactions                     385,346,400               123,836,312
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               442,437,686               204,462,299
Net assets at beginning of year                                                       548,594,931               344,132,632
                                                                                      -----------               -----------
Net assets at end of year                                                            $991,032,617              $548,594,931
                                                                                     ============              ============
Undistributed net investment income                                                  $  1,002,906              $    664,447
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 3.87% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2005, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims. Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $16,727 and accumulated net realized loss has been decreased by $16,727.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                        2005           2004
Class A
Distributions paid from:
      Ordinary income                               $2,021,349       $294,158
      Long-term capital gain                                --             --
Class B
Distributions paid from:
      Ordinary income                                       --             --
      Long-term capital gain                                --             --
Class C
Distributions paid from:
      Ordinary income                                       --             --
      Long-term capital gain                                --             --
Class I*
Distributions paid from:
      Ordinary income                                  251,443             --
      Long-term capital gain                                --             --
Class Y
Distributions paid from:
      Ordinary income                                    1,910             95
      Long-term capital gain                                --             --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $    986,626
Accumulated long-term gain (loss)                                $(10,783,099)
Unrealized appreciation (depreciation)                           $130,307,228

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $39,947 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,579,211 for Class A, $225,242 for Class B and $3,003 for Class C for the year ended May 31, 2005.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $10,538 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $394,360,586 and $14,450,909, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended May 31, 2005
                                              Class A        Class B       Class C          Class I          Class Y
Sold                                       66,295,146     26,139,977     1,332,822        9,089,465           79,438
Issued for reinvested distributions           367,138             --            --           46,557              343
Redeemed                                  (14,875,649)   (10,508,586)     (595,615)      (3,799,765)          (1,184)
                                          -----------    -----------      --------       ----------           ------
Net increase (decrease)                    51,786,635     15,631,391       737,207        5,336,257           78,597
                                           ----------     ----------       -------        ---------           ------

                                                                Year ended May 31, 2004
                                              Class A        Class B       Class C         Class I*          Class Y
Sold                                       27,223,429     13,357,334       910,118        1,651,030            7,125
Issued for reinvested distributions            58,929             --            --               --               16
Redeemed                                   (9,932,829)    (6,711,409)     (328,898)             (18)          (1,713)
                                           ----------     ----------      --------              ---           ------
Net increase (decrease)                    17,349,529      6,645,925       581,220        1,651,012            5,428
                                           ----------      ---------       -------        ---------            -----

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
21   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $9,873,470 were on loan to brokers. For collateral, the Fund received $6,672,000 in cash and U.S. government securities valued at $3,707,019. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $24,610 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $10,783,099 at May 31, 2005, that if not offset by capital gains will expire as follows:

                       2010       2011        2012        2013       2014
                     $180,117  $5,185,330  $2,015,696  $1,996,447 $1,405,509

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $5.04        $4.15        $4.45          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                              .01          .01          .02             --
Net gains (losses) (both realized and unrealized)                         .42          .89         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .43          .90         (.30)          (.32)
                                                                        -----        -----        -----          -----
Less distributions:
Dividends from net investment income                                     (.02)        (.01)          --             --
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.45        $5.04        $4.15          $4.45
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $641         $332         $201           $156
Ratio of expenses to average daily net assets(c)                        1.30%        1.34%(d)     1.35%(d)       1.33%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .58%         .42%         .52%           .14%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         8.57%       21.57%       (6.71%)        (6.67%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $4.94        $4.09        $4.43          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.01)        (.01)          (.01)
Net gains (losses) (both realized and unrealized)                         .40          .86         (.33)          (.33)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .38          .85         (.34)          (.34)
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.32        $4.94        $4.09          $4.43
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $294         $196         $135           $106
Ratio of expenses to average daily net assets(c)                        2.06%        2.10%(d)     2.11%(d)       2.10%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.34%)       (.24%)         (.63%)(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         7.69%       20.78%       (7.67%)        (7.13%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $4.96        $4.11        $4.44          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.01)        (.01)          (.01)
Net gains (losses) (both realized and unrealized)                         .40          .86         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .38          .85         (.33)          (.33)
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.34        $4.96        $4.11          $4.44
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $17          $12           $8             $5
Ratio of expenses to average daily net assets(c)                        2.07%        2.10%(d)     2.11%(d)       2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.34%)       (.24%)         (.64%)(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         7.66%       20.68%       (7.43%)        (6.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004(b)
Net asset value, beginning of period                                    $5.07        $5.20
                                                                        -----        -----
Income from investment operations:
Net investment income (loss)                                              .02          .03
Net gains (losses) (both realized and unrealized)                         .44         (.16)
                                                                        -----        -----
Total from investment operations                                          .46         (.13)
                                                                        -----        -----
Less distributions:
Dividends from net investment income                                     (.04)          --
                                                                        -----        -----
Net asset value, end of period                                          $5.49        $5.07
                                                                        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $38           $8
Ratio of expenses to average daily net assets(c)                         .85%         .92%(d),(e)
Ratio of net investment income (loss) to average daily net assets       1.10%         .92%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%
Total return(f)                                                         8.99%       (2.50%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $5.06        $4.16        $4.46          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                              .02          .01          .02            .01
Net gains (losses) (both realized and unrealized)                         .42          .90         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .44          .91         (.30)          (.31)
                                                                        -----        -----        -----          -----
Less distributions:
Dividends from net investment income                                     (.03)        (.01)          --             --
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.47        $5.06        $4.16          $4.46
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $1          $--          $--            $--
Ratio of expenses to average daily net assets(c)                        1.13%        1.17%(d)     1.16%(d)       1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .79%         .58%         .71%           .38%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         8.70%       21.82%       (6.67%)        (6.45%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Fundamental Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Fundamental Value Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02142

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.03535

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02990

--------------------------------------------------------------------------------
29   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
30   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses           Annualized
                                                  account value        account value   paid during            expense
                                                  Dec. 1, 2004         May 31, 2005    the period(a)           ratio
Class A
     Actual(b)                                       $1,000             $1,026.60          $6.47              1.28%
     Hypothetical (5% return before expenses)        $1,000             $1,018.55          $6.44              1.28%
Class B
     Actual(b)                                       $1,000             $1,023.10         $10.29              2.04%
     Hypothetical (5% return before expenses)        $1,000             $1,014.76         $10.25              2.04%
Class C
     Actual(b)                                       $1,000             $1,023.00         $10.29              2.04%
     Hypothetical (5% return before expenses)        $1,000             $1,014.76         $10.25              2.04%
Class I
     Actual(b)                                       $1,000             $1,029.00          $4.20               .83%
     Hypothetical (5% return before expenses)        $1,000             $1,020.79          $4.18               .83%
Class Y
     Actual(b)                                       $1,000             $1,026.20          $5.61              1.11%
     Hypothetical (5% return before expenses)        $1,000             $1,019.40          $5.59              1.11%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +2.66% for Class A, +2.31% for Class B, +2.30% for Class C, +2.90% for Class I and +2.62% for Class Y.

--------------------------------------------------------------------------------
31   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
32   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
34   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
35   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund was close to median.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
        Growth
           Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                         10

Investments in Securities                                12

Financial Statements                                     15

Notes to Financial Statements                            18

Report of Independent Registered
   Public Accounting Firm                                30

Federal Income Tax Information                           31

Fund Expenses Example                                    33

Board Members and Officers                               35

Approval of Investment Management Services Agreement     38

Proxy Voting                                             39

--------------------------------------------------------------------------------
2   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Fund Snapshot
        AT MAY 31, 2005

PORTFOLIO MANAGERS

Goldman Sachs Asset Management

Portfolio managers                Since               Years in industry
Steven M. Barry                   4/03                       20
Kenneth T. Berents                4/03                       25
Herbert E. Ehlers                 4/03                       39
Gregory H. Ekizian, CFA           4/03                       20
Prashant R. Khemka, CFA           12/04                       8
Scott Kolar, CFA                  4/03                       11
Andrew F. Pyne                    4/03                       14
David G. Shell, CFA               4/03                       18

Wellington Management Company, LLP

Portfolio managers                Since               Years in industry
John A. Boselli, CFA              4/05                       21
Andrew J. Shilling                4/05                       15

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03    B: 4/24/03   C: 4/24/03   I: 3/4/04    Y: 4/24/03

Ticker symbols by class
A: AXPAX      B: --        C: --        I: APGIX     Y: --

Total net assets                                          $88.5 million

Number of holdings                                                   87

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                   X     LARGE
                         MEDIUM   SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer discretionary 27.0%
Information technology 23.3%
Health care 18.2%
Financials 11.6%
Industrials 7.8%
Consumer staples 4.9%
Short-term securities 3.6%
Energy 2.9%
Telecommunications 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Dell (Computer hardware)                                            3.6%
Microsoft (Computer software & services)                            3.5
Google Cl A (Computer software & services)                          3.1
Yahoo! (Media)                                                      3.0
Cisco Systems (Computer hardware)                                   3.0
Electronic Arts (Computer software & services)                      3.0
Medtronic (Health care products)                                    2.9
Countrywide Financial (Financial services)                          2.6
Freddie Mac (Financial services)                                    2.1
AstraZeneca ADR (Health care products)                              2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                         +0.52%      +3.33%     +5.10%

+0.52% = AXP Partners Growth Fund Class A (excluding sales charge) +3.33% = Russell 1000(R) Growth Index (unmanaged)
+5.10% = Lipper Large-Cap Growth Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B               Class C             Class I        Class Y
(Inception dates)            (4/24/03)             (4/24/03)             (4/24/03)           (3/4/04)       (4/24/03)
                                                          After                 After
                        NAV(1)      POP(2)    NAV(1)     CDSC(3)    NAV(1)     CDSC(4)        NAV(5)         NAV(6)
at May 31, 2005
1 year                  +0.52%      -5.25%    -0.34%     -5.30%     -0.52%     -1.51%         +0.88%         +0.70%
Since inception         +7.46%      +4.47%    +6.57%     +4.78%     +6.57%     +6.57%         -3.30%         +7.74%

at June 30, 2005
1 year                  +0.35%      -5.41%    -0.34%     -5.29%     -0.51%     -1.50%         +0.71%         +0.69%
Since inception         +7.51%      +4.63%    +6.66%     +4.95%     +6.66%     +6.66%         -2.60%         +7.77%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

AXP Partners Growth Fund's Class A shares returned 0.52% (excluding sales charge) for the fiscal year ended May 31, 2005, underperforming the Fund's benchmark, the Russell 1000 Growth Index (Russell Index), which rose 3.33%. For the same 12-month period, the Fund's peer group, as represented by the Lipper Large-Cap Growth Funds Index, advanced 5.10%.

On April 26, 2005, Wellington Management replaced Eagle Asset Management as subadviser to the Fund. Goldman Sachs Asset Management (Goldman Sachs) and Wellington Management Company, LLP (Wellington Management) each managed approximately 50% of the Fund's portfolio as of May 31, 2005.

At May 31, 2005, approximately 71.08% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result of asset allocation decisions by AEFC, it is possible AXP Partners Growth Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 24, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Partners Growth Fund may experience increased expenses as it buys and sells securities to manage transactions for AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 22 and 33.

Q: What factors affected performance the most for your portion of AXP Partners Growth Fund during the annual period?

    Eagle Asset Management: A combination of stock selection and sector allocation adversely impacted performance. We saw positive attribution in financial services and health care, while technology, producer durables, consumer discretionary, consumer staples, materials and autos and transportation lagged.

    During this reporting period, the technology and producer durables sectors were the prime drivers of our relative underperformance. An overweight position of the underperforming technology sector further added to our negative attribution. Fears over the level of enterprise spending and the impact of rising energy prices pressured the performance of several technology names such as Avaya, Fairchild Semiconductor and Cypress Semiconductor. Stock selection in the producer durables sector was also a prime source of underperformance.

    Execution problems and slower progress on the turnaround front at McDonald's negatively impacted performance of the consumer discretionary sector. A sector underweight position in the outperforming energy sector also

--------------------------------------------------------------------------------
5   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We currently have the most exposure to information technology, consumer discretionary and health care sectors, where we are finding attractive opportunities. [END CALLOUT QUOTE]

       -- Wellington Management

    adversely impacted performance. FedEx hurt our autos and transportation sector performance as investors feared that higher energy prices could translate into slower industrial activity and negatively impact freight volumes.

    Strong selection in financial services and health care helped offset some of the underperformance in the above mentioned sectors. Faster-than-expected adoption of CheckFree's bill-payment system among its customer base along with an underweight position in insurance brokers helped the performance of the finance sector. Strong sales and earnings growth at Genzyme, a biotechnology company, helped drive performance of the health care sector. Growth in orthopedic implants and cardiac rhythm management devices helped the performance of other healthcare holdings Zimmer and Guidant.

    Goldman Sachs: Weakness in the media sector weighed on the Fund's performance during the period. A combined underweight in both the energy and cyclicals sectors also detracted from the results. Conversely, strong performance in the technology and health care sectors contributed to the Fund's return.

    In the media sector, Clear Channel Communications and Viacom were weak as companies exposed to the radio market underperformed. The radio industry has suffered from a cyclical advertising downturn that we believe stems from overcapacity. We believe Clear Channel's commercial inventory reduction plan should increase ratings in the coming months and this should boost radio revenues over the coming years. Viacom's stock price has suffered despite healthy revenue growth, driven by advertising strength, in virtually all divisions except radio. We believe Viacom's business remains healthy.

    The Fund's lower exposure in the energy and cyclicals sectors also negatively impacted results. We tend to avoid businesses in these areas as they typically do not meet our investment criteria. For example, most traditional oil and natural gas businesses tend to be capital intensive, vulnerable to commodity pricing pressure and subject to economic trends. We prefer to invest in energy companies that are

--------------------------------------------------------------------------------
6   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Questions & Answers

    service-oriented because these organizations have more of a focus on increased production and development.

    Within technology, top contributors included Google, QUALCOMM, Yahoo, Dell and Microsoft. Google's stock rose sharply over the past year on the heels of strong revenue growth from advertising. In the case of QUALCOMM, demand for third generation wireless capability, which wholly depends on technology that QUALCOMM licenses, continues to increase. Shares of Dell rebounded sharply late in the period after the company reported a rise in first quarter earnings and more optimistic expectations for the second quarter. We believe increased diversification of its income stream benefits Dell by not having too much exposure to any one market.

    Several of the Fund's health care businesses were up sharply during the period. Top contributors to performance included Medco Health Solutions and Caremark Rx. Medco and Caremark are pharmacy benefit managers, which design and administer programs for reducing drug costs. We believe the Fund's pharmacy benefit managers have benefited from the increasing trend of generic drug penetration, specialty distribution and mail order growth.

    Wellington Management: The month of May began with lackluster economic reports pointing to weakness in manufacturing and services activity, as well as persistently sluggish employment growth. However, subsequent releases were more promising with a surprise drop in the U.S. trade gap, higher-than-expected increases in retail sales and durable goods orders, as well as a mild core consumer price index reading. The month ended with the first quarter Gross Domestic Product (GDP) growth rate being revised upward and a stronger-than-expected consumer confidence level. Growth stocks generally outperformed value stocks in May, with information technology, consumer discretionary and telecommunication services stocks leading the growth universe.

    In this environment, our information technology, consumer discretionary and industrials holdings drove favorable performance during the month of May. Google in the software and services area and Dell computer company in the technology hardware and equipment area were the leading contributors to our portion of the Fund's return. Within the consumer discretionary sector, eBay and XM Satellite Radio were the winners. We continued to hold all of these stocks as of the end of the period.

    Although our portion of the Fund's sector allocations are a result of our bottom-up stock selection process, we benefited from our exposure to the strong performing

--------------------------------------------------------------------------------
7   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We think online advertising has strong long-term growth potential, thus we maintain positions in Google and Yahoo to reflect our conviction. [END CALLOUT QUOTE]

       -- Goldman Sachs

    consumer discretionary and information technology sectors. We also benefited from an underweight in some of the weaker sectors, such as consumer staples, health care and materials.

    Stock selection within health care and financials detracted from our return relative to the Russell Index. Some of our pharmaceutical holdings, such as Schering-Plough and AstraZeneca, declined during the period. As of the end of the annual period, we maintained our positions in each of these stocks.

Q: What changes did you make to your portion of the Fund during the period and why? Goldman Sachs: We sold eBay as we were concerned with the company's valuation since it has been trading at approximately 40 times the 2006 price-to-earnings estimates. This is roughly the same as with Google and Yahoo. We think online advertising has strong long-term growth potential, thus we maintain positions in Google and Yahoo to reflect our conviction. We eliminated Family Dollar Stores due to concerns that consistently high gas prices will squeeze Family Dollar's customers, which tend to have a budget that is sensitive to energy prices. JPMorgan Chase was sold as we believe there are more attractive growth opportunities in the Fund. Given the risk/reward profile, we reallocated the assets into current holdings that we believe offered stronger long-term growth potential. Finally, we exited Liberty Media as we determined that there were more effective uses for the assets.

    We added American Tower, the largest independent owner and operator of wireless telecommunication towers in the U.S., because we believe the company is particularly compelling with its solid market position and recent merger with SpectraSite, a smaller competitor. We added Schlumberger, a provider of sophisticated oil services for energy exploration and production companies. The company focuses largely on research and development in order to develop proprietary tools for measuring and testing, the most technologically sophisticated and least commodity-driven

--------------------------------------------------------------------------------
8   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Questions & Answers

    part of the business. We believe its revenue growth has also been somewhat insulated from the price of oil and more dependent on the company's leadership position in new exploration and drilling services. Finally, we believe Schlumberger's management is focused on capital discipline.

    Wellington Management: On April 26, 2005, the portfolio management responsibilities for approximately 50% of the AXP Partners Growth Fund were transferred to Wellington Management Company, LLP from Eagle Asset Management, Inc. During the transition we kept 15 stocks, sold 42 stocks and added 33 new positions to the portfolio, representing turnover of approximately 70% of our portion of the Fund (based on April 26, 2005 market values).

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Goldman Sachs: Because we are high-quality growth business buyers, it has been difficult to demonstrate the value of our discipline. Investors have preferred energy, utilities and cyclical stocks over the high quality growth businesses in which we typically invest. Despite our style being out of favor, we believe that the Fund's holdings continue to look attractive relative to those that have led the market during the past few years. We believe that a moderation in economic and profit growth could give us the positive backdrop to outperform, as investors should be driven to the more predictable growth stories and hence, by definition, quality.

    Wellington Management: We expect economic expansion during the remainder of 2005, but we are preparing for a deceleration from recent growth rates. This period will not feel as good as the recovery we have experienced over the past two years, and we expect the main engine of growth during that time, the U.S. consumer, may have trouble keeping pace. We expect the commercial and industrial side of the economy to pick up the slack.

    Our investment approach is very much a bottom-up process; we pick one stock at a time based upon the attractiveness of each company's fundamentals and valuation. We currently have the most exposure to information technology, consumer discretionary and health care sectors, where we are finding attractive opportunities. Relative to the Russell Index, we have the greatest exposure in consumer discretionary, primarily in media and retailing stocks, as well as in energy. Smaller allocations relative to the Russell Index include consumer staples and health care.

--------------------------------------------------------------------------------
9   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Growth Fund Class A shares (from 5/1/03 to 5/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005            $--        $0.03             $--          $0.03
May 31, 2004             --         0.12              --           0.12
May 31, 2003(1)          --           --              --             --

(1) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

--------------------------------------------------------------------------------
10   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS GROWTH FUND

AXP Partners Growth Fund Class A         $ 9,425       $10,905     $10,906      $10,962
Russell 1000(R) Growth Index(1)          $10,000       $12,390     $12,390      $12,803
Lipper Large-Cap Growth Funds Index(2)   $10,000       $12,104     $12,104      $12,721
                                          5/1/03       5/31/03     5/31/04      5/31/05

$12,804 = AXP Partners Growth Fund Class A (includes sales charge) $12,722 = Russell 1000(R) Growth Index(1)
$10,963 = Lipper Large-Cap Growth Funds Index(2)

COMPARATIVE RESULTS

Results at May 31, 2005                                               Since
                                                        1 year    inception(3)
AXP Partners Growth Fund (includes sales charge)
Class A     Cumulative value of $10,000                 $9,475      $10,963
            Average annual total return                 -5.25%       +4.47%
Russell 1000(R) Growth Index(1)
            Cumulative value of $10,000                $10,333      $12,804
            Average annual total return                 +3.33%      +12.60%
Lipper Large-Cap Growth Funds Index(2)
            Cumulative value of $10,000                $10,510      $12,722
            Average annual total return                 +5.10%      +12.24%

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from April 24, 2003. Russell 1000 Growth Index and Lipper peer group data is from May 1, 2003.

--------------------------------------------------------------------------------
11   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Growth Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.9%)
Boeing                                         16,620               $1,062,018
General Dynamics                                6,130                  661,917
Total                                                                1,723,935

Banks and savings & loans (0.8%)
Golden West Financial                          11,850                  742,047

Beverages & tobacco (1.8%)
PepsiCo                                        28,330                1,594,979

Broker dealers (1.1%)
Charles Schwab                                 86,410                  979,889

Cable (1.4%)
Comcast Special Cl A                           29,240(b)               925,153
EchoStar Communications Cl A                    9,360                  273,593
Total                                                                1,198,746

Cellular telecommunications (0.7%)
America Movil ADR Series L                      7,510(c)               425,667
American Tower Cl A                            12,120(b)               218,645
Total                                                                  644,312

Computer hardware (6.9%)
Cisco Systems                                 135,240(b)             2,620,951
Dell                                           79,650(b)             3,177,239
EMC                                            22,400(b)               314,944
Total                                                                6,113,134

Computer software & services (11.2%)
Electronic Arts                                49,560(b)             2,603,882
First Data                                     39,470                1,493,150
Google Cl A                                     9,900(b)             2,756,160
Microsoft                                     117,990                3,044,143
Total                                                                9,897,335

Electronics (1.6%)
Intel                                          19,140                  515,440
Linear Technology                              23,250                  871,178
Total                                                                1,386,618

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy (1.6%)
Petro-Canada                                   17,410(c)              $979,835
Petroleo Brasileiro ADR                         8,700(c)               410,640
Total                                                                1,390,475

Energy equipment & services (1.3%)
Halliburton                                    19,030                  813,342
Schlumberger                                    4,540                  310,400
Total                                                                1,123,742

Financial services (8.7%)
Capital One Financial                           9,050                  682,370
Chicago Mercantile  Exchange Holdings           1,200                  259,428
Countrywide Financial                          61,280                2,277,778
Fannie Mae                                     15,500                  918,220
Freddie Mac                                    29,050                1,889,412
MBNA                                           31,270                  659,484
Moody's                                        24,300                1,051,461
Total                                                                7,738,153

Food (0.9%)
WM Wrigley Jr                                  11,850                  809,000

Health care products (14.9%)
Abbott Laboratories                            22,000                1,061,280
Amgen                                          15,740(b)               985,009
AstraZeneca ADR                                43,910(c)             1,867,053
Eli Lilly & Co                                 10,400                  606,320
Forest Laboratories                            14,360(b)               554,009
Genzyme                                         6,080(b)               379,331
Gilead Sciences                                13,570(b)               553,656
Medco Health Solutions                         11,060(b)               553,000
Medtronic                                      48,060                2,583,224
Pfizer                                         22,990                  641,421
Sanofi-Aventis ADR                             11,850(c)               533,250
Schering-Plough                                51,300                1,000,350
Stryker                                        13,730                  667,965
Wyeth                                          15,440                  669,633
Zimmer Holdings                                 6,090(b)               466,372
Total                                                               13,121,873

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (3.3%)
Aetna                                          10,700                 $834,707
Caremark Rx                                    26,180(b)             1,169,198
Coventry Health Care                            5,980(b)               416,328
WellPoint                                       3,610(b)               480,130
Total                                                                2,900,363

Home building (0.5%)
Lennar Cl A                                     7,640                  443,196

Household products (2.1%)
Avon Products                                  15,780                  627,097
Procter & Gamble                               22,980                1,267,347
Total                                                                1,894,444

Insurance (0.8%)
Progressive                                     4,990                  479,390
Willis Group Holdings                           7,360(c)               252,227
Total                                                                  731,617

Leisure time & entertainment (3.6%)
Carnival Unit                                  14,980                  792,442
Cendant                                        57,420                1,217,878
Viacom Cl B                                    34,180                1,172,032
Total                                                                3,182,352

Lodging & gaming (2.0%)
Harrah's Entertainment                         12,570                  902,652
Marriott Intl Cl A                             13,010                  878,695
Total                                                                1,781,347

Media (12.9%)
Clear Channel Communications                   20,430                  597,169
eBay                                           34,300(b)             1,303,743
Gannett                                         3,360                  250,186
Lamar Advertising Cl A                          9,540(b)               398,963
McGraw-Hill Companies                          30,980                1,352,587
Omnicom Group                                  10,010                  819,719
Pixar                                           7,490(b)               394,948
Time Warner                                    44,930(b)               781,782
Univision Communications Cl A                  33,790(b)               899,152
Valassis Communications                        10,500(b)               364,245
XM Satellite Radio Holdings Cl A               49,410(b)             1,586,555
Yahoo!                                         72,130(b)             2,683,235
Total                                                               11,432,284

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-industry (5.9%)
Apollo Group Cl A                              22,940(b)            $1,800,789
Danaher                                        21,350                1,177,026
General Electric                               45,800                1,670,784
Tyco Intl                                      18,690(c)               540,702
Total                                                                5,189,301

Real estate investment trust (1.0%)
Starwood Hotels &
  Resorts Worldwide Unit                       15,600                  873,132

Retail -- general (5.6%)
Abercrombie & Fitch Cl A                        7,620                  436,855
CDW                                            10,930                  635,907
Lowe's Companies                               19,630                1,123,032
PETsMART                                       21,540                  684,326
Target                                          8,740                  469,338
Wal-Mart Stores                                33,280                1,571,815
Total                                                                4,921,273

Telecom equipment & services (3.5%)
Crown Castle Intl                              30,100(b)               535,178
QUALCOMM                                       49,020                1,826,485
Research In Motion                              9,260(b,c)             766,913
Total                                                                3,128,576

Total common stocks
(Cost: $81,333,726)                                                $84,942,123

Short-term securities (3.6%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
BNP Paribas North America
   06-01-05               3.06%            $2,100,000               $2,099,822
HSBC Finance
   06-01-05               3.07              1,100,000                1,099,906

Total short-term securities
(Cost: $3,200,000)                                                  $3,199,728

Total investments in securities
(Cost: $84,533,726)(d)                                             $88,141,851

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 6.5% of net assets.

(d) At May 31, 2005, the cost of securities for federal income tax purposes was $85,318,459 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 4,226,009
      Unrealized depreciation                                       (1,402,617)
                                                                    ----------
      Net unrealized appreciation                                  $ 2,823,392
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Growth Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $84,533,726)                                                                                $88,141,851
Cash in bank on demand deposit                                                                                       71,333
Capital shares receivable                                                                                               377
Dividends and accrued interest receivable                                                                            60,607
Receivable for investment securities sold                                                                           774,586
                                                                                                                    -------
Total assets                                                                                                     89,048,754
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               15,000
Payable for investment securities purchased                                                                         493,014
Accrued investment management services fee                                                                            7,585
Accrued distribution fee                                                                                              1,300
Accrued transfer agency fee                                                                                             605
Accrued administrative services fee                                                                                     583
Other accrued expenses                                                                                               67,421
                                                                                                                     ------
Total liabilities                                                                                                   585,508
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                              $88,463,246
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $   152,489
Additional paid-in capital                                                                                       86,018,399
Excess of distributions over net investment income                                                                  (10,011)
Accumulated net realized gain (loss) (Note 6)                                                                    (1,305,756)
Unrealized appreciation (depreciation) on investments                                                             3,608,125
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $88,463,246
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $18,325,202
                                                            Class B                                             $ 6,916,701
                                                            Class C                                             $   318,666
                                                            Class I                                             $62,881,753
                                                            Class Y                                             $    20,924
Net asset value per share of outstanding capital stock:     Class A shares              3,167,522               $      5.79
                                                            Class B shares              1,216,017               $      5.69
                                                            Class C shares                 55,965               $      5.69
                                                            Class I shares             10,805,834               $      5.82
                                                            Class Y shares                  3,597               $      5.82
                                                                                            -----               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Partners Growth Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                $  705,260
Interest                                                                                                     45,873
                                                                                                             ------
Total income                                                                                                751,133
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          410,475
Distribution fee
   Class A                                                                                                   41,230
   Class B                                                                                                   53,576
   Class C                                                                                                    2,998
Transfer agency fee                                                                                          37,898
Incremental transfer agency fee
   Class A                                                                                                    2,859
   Class B                                                                                                    2,007
   Class C                                                                                                      152
Service fee -- Class Y                                                                                           72
Administrative services fees and expenses                                                                    31,978
Compensation of board members                                                                                11,589
Custodian fees                                                                                               76,134
Printing and postage                                                                                         28,880
Registration fees                                                                                            56,527
Audit fees                                                                                                   18,000
Other                                                                                                         1,566
                                                                                                              -----
Total expenses                                                                                              775,941
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (14,576)
                                                                                                            -------
                                                                                                            761,365
   Earnings credits on cash balances (Note 2)                                                                  (221)
                                                                                                               ----
Total net expenses                                                                                          761,144
                                                                                                            -------
Investment income (loss) -- net                                                                             (10,011)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (1,247,258)
Net change in unrealized appreciation (depreciation) on investments                                       3,346,651
                                                                                                          ---------
Net gain (loss) on investments                                                                            2,099,393
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $ 2,089,382
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Growth Fund

Year ended May 31,                                                                         2005                      2004
Operations and distributions
Investment income (loss) -- net                                                       $   (10,011)              $   (62,968)
Net realized gain (loss) on investments                                                (1,247,258)                  521,510
Net change in unrealized appreciation (depreciation) on investments                     3,346,651                   (10,601)
                                                                                        ---------                   -------
Net increase (decrease) in net assets resulting from operations                         2,089,382                   447,941
                                                                                        ---------                   -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  --                    (1,506)
      Class Y                                                                                  --                       (10)
   Net realized gain
      Class A                                                                             (92,591)                 (171,439)
      Class B                                                                             (29,023)                  (45,489)
      Class C                                                                              (1,624)                   (2,577)
      Class I                                                                            (199,970)                       --
      Class Y                                                                                (450)                     (501)
                                                                                             ----                      ----
Total distributions                                                                      (323,658)                 (221,522)
                                                                                         --------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             11,788,705                 7,945,240
   Class B shares                                                                       4,671,700                 4,300,614
   Class C shares                                                                         143,654                   283,357
   Class I shares                                                                      53,097,765                 8,340,461
   Class Y shares                                                                           8,400                    61,057
Reinvestment of distributions at net asset value
   Class A shares                                                                          67,151                    74,720
   Class B shares                                                                          28,562                    44,906
   Class C shares                                                                           1,430                     2,310
   Class I shares                                                                         199,920                        --
   Class Y shares                                                                             389                       261
Payments for redemptions
   Class A shares                                                                      (5,594,994)                 (917,424)
   Class B shares (Note 2)                                                             (1,804,107)                 (484,909)
   Class C shares (Note 2)                                                                (92,644)                  (30,458)
   Class I shares                                                                        (338,157)                     (120)
   Class Y shares                                                                         (62,518)                   (3,374)
                                                                                          -------                    ------
Increase (decrease) in net assets from capital share transactions                      62,115,256                19,616,641
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                63,880,980                19,843,060
Net assets at beginning of year                                                        24,582,266                 4,739,206
                                                                                       ----------                 ---------
Net assets at end of year                                                             $88,463,246               $24,582,266
                                                                                      ===========               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 71.08% of the Fund's net assets.

At May 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned approximately 73% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been decreased by $164 resulting in a net reclassification adjustment to decrease paid-in capital by $164.

The tax character of distributions paid for the periods indicated is as follows:

Year ended May 31,                                        2005           2004
Class A
Distributions paid from:
     Ordinary income                                  $ 88,975       $172,945
     Long-term capital gain                              3,616             --
Class B
Distributions paid from:
     Ordinary income                                    27,890         45,489
     Long-term capital gain                              1,133             --
Class C
Distributions paid from:
     Ordinary income                                     1,561          2,577
     Long-term capital gain                                 63             --
Class I*
Distributions paid from:
     Ordinary income                                   192,161             --
     Long-term capital gain                              7,809             --
Class Y
Distributions paid from:
     Ordinary income                                       432            511
     Long-term capital gain                                 18             --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $  114,493
Accumulated long-term gain (loss)                                  $ (645,527)
Unrealized appreciation (depreciation)                             $2,823,392

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $31,784 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP (Wellington Management). Effective April 26, 2005, Wellington Management replaced Eagle Asset Management, Inc. as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $104,745 for Class A, $3,686 for Class B and $22 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.50% for Class A, 2.27% for Class B, 2.27% for Class C and 1.31% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $9,453, $3,027, $206 and $56, respectively, and the management fees waived at the Fund level were $1,834. Beginning June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.18% for Class I and 1.31% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $221 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $125,234,920 and $66,870,183, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $38 for the year ended May 31, 2005.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended May 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,084,450      834,684        25,569    9,402,843        1,538
Issued for reinvested distributions            11,459        4,941           247       34,000           66
Redeemed                                     (988,146)    (325,363)      (16,466)     (56,958)     (11,105)
                                             --------     --------       -------      -------      -------
Net increase (decrease)                     1,107,763      514,262         9,350    9,379,885       (9,501)
                                            ---------      -------         -----    ---------       ------

                                                              Year ended May 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,357,844      742,943        48,730    1,425,969       10,048
Issued for reinvested distributions            12,861        7,783           400           --           45
Redeemed                                     (155,187)     (83,494)       (5,093)         (20)        (551)
                                             --------      -------        ------          ---         ----
Net increase (decrease)                     1,215,518      667,232        44,037    1,425,949        9,542
                                            ---------      -------        ------    ---------        -----

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

6. CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund has a capital loss carry-over of $645,527 at May 31, 2005, that if not offset by capital gains will expire as follows:

                                  2013        2014
                                $320,705    $324,822

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.79            $5.36             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.01)            (.02)               --
Net gains (losses) (both realized and unrealized)                                   .04              .57               .25
                                                                                  -----            -----             -----
Total from investment operations                                                    .03              .55               .25
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.79            $5.79             $5.36
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $18              $12                $5
Ratio of expenses to average daily net assets(c),(d)                              1.50%            1.40%             1.20%(e)
Ratio of net investment income (loss) to average daily net assets                 (.18%)           (.48%)             .16%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                    .52%           10.32%             4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.56%, 3.06% and 23.71% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.74            $5.35             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.04)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                                   .02              .54               .25
                                                                                  -----            -----             -----
Total from investment operations                                                   (.02)             .51               .24
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.69            $5.74             $5.35
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                              $7               $4               $--
Ratio of expenses to average daily net assets(c),(d)                              2.27%            2.17%             1.89%(e)
Ratio of net investment income (loss) to average daily net assets                 (.97%)          (1.25%)            (.78%)(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                   (.34%)           9.57%             4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.34%, 3.83% and 24.48% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.75            $5.35             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.05)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                                   .02              .55               .25
                                                                                  -----            -----             -----
Total from investment operations                                                   (.03)             .52               .24
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.69            $5.75             $5.35
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                              2.27%            2.18%             1.86%(e)
Ratio of net investment income (loss) to average daily net assets                 (.94%)          (1.27%)            (.53%)(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                   (.52%)           9.75%             4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.35%, 3.83% and 24.49% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004(b)
Net asset value, beginning of period                                              $5.80            $6.10
                                                                                  -----            -----
Income from investment operations:
Net investment income (loss)                                                        .01             (.01)
Net gains (losses) (both realized and unrealized)                                   .04             (.29)
                                                                                  -----            -----
Total from investment operations                                                    .05             (.30)
                                                                                  -----            -----
Less distributions:
Distributions from realized gains                                                  (.03)              --
                                                                                  -----            -----
Net asset value, end of period                                                    $5.82            $5.80
                                                                                  -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $63               $8
Ratio of expenses to average daily net assets(c)                                  1.11%            1.03%(d),(e)
Ratio of net investment income (loss) to average daily net assets                  .22%             .03%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%
Total return(f)                                                                    .88%           (4.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.81            $5.36             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                        .01             (.01)               --
Net gains (losses) (both realized and unrealized)                                   .03              .58               .25
                                                                                  -----            -----             -----
Total from investment operations                                                    .04              .57               .25
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.82            $5.81             $5.36
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                              1.31%            1.22%             1.07%(e)
Ratio of net investment income (loss) to average daily net assets                  .09%            (.33%)             .31%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                    .70%           10.72%             4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.39%, 2.87% and 23.53% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005 and the financial highlights for each of the years in the two-year period ended May 31, 2005, and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Growth Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
30   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Growth Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          19.00%
     Dividends Received Deduction for corporations                      19.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02953

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00120
Total distributions                                                   $0.03073

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          19.00%
     Dividends Received Deduction for corporations                      19.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02953

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00120
Total distributions                                                   $0.03073
Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          19.00%
     Dividends Received Deduction for corporations                      19.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02953

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00120
Total distributions                                                   $0.03073

--------------------------------------------------------------------------------
31   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          19.00%
     Dividends Received Deduction for corporations                      19.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02953

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00120
Total distributions                                                   $0.03073

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          19.00%
     Dividends Received Deduction for corporations                      19.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02953

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00120
Total distributions                                                   $0.03073

--------------------------------------------------------------------------------
32   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses           Annualized
                                                  account value        account value   paid during            expense
                                                  Dec. 1, 2004         May 31, 2005    the period(a)           ratio
Class A
     Actual(b)                                       $1,000             $1,005.20          $7.50              1.50%
     Hypothetical (5% return before expenses)        $1,000             $1,017.45          $7.54              1.50%
Class B
     Actual(b)                                       $1,000             $1,001.80         $11.33              2.27%
     Hypothetical (5% return before expenses)        $1,000             $1,013.61         $11.40              2.27%
Class C
     Actual(b)                                       $1,000             $1,000.00         $11.32              2.27%
     Hypothetical (5% return before expenses)        $1,000             $1,013.61         $11.40              2.27%
Class I
     Actual(b)                                       $1,000             $1,007.10          $5.60              1.12%
     Hypothetical (5% return before expenses)        $1,000             $1,019.35          $5.64              1.12%
Class Y
     Actual(b)                                       $1,000             $1,007.00          $6.55              1.31%
     Hypothetical (5% return before expenses)        $1,000             $1,018.40          $6.59              1.31%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +0.52% for Class A, +0.18% for Class B, +0.00% for Class C, +0.71% for Class I and +0.70% for Class Y.

--------------------------------------------------------------------------------
34   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
35   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was below median. The Board approved AEFC's recommendation to replace one of the Subadvisers.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
38   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Select Value
               Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements                                     15

Notes to Financial Statements                            18

Report of Independent Registered
   Public Accounting Firm                                30

Federal Income Tax Information                           31

Fund Expenses Example                                    33

Board Members and Officers                               35

Approval of Investment Management Services Agreement     38

Proxy Voting                                             39

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Fund Snapshot
        AT MAY 31, 2005

PORTFOLIO MANAGER

Gabelli Asset Management Company

Portfolio manager                 Since               Years in industry
Mario J. Gabelli, CFA             3/02                       38

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02     B: 3/8/02    C: 3/8/02    I: 3/4/04    Y: 3/8/02

Ticker symbols by class
A: AXVAX      B: AXVBX     C: ACSVX     I: --        Y: --

Total net assets                                         $753.8 million

Number of holdings                                                  280

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                      LARGE
  X                      MEDIUM   SIZE
  X                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer discretionary 34.7%
Consumer staples 16.0%
Industrials 14.0%
Utilities 7.1%
Energy 4.9%
Health care 4.9%
Information technology 4.2%
Financials 3.7%
Materials 3.2%
Telecommunication services 3.1%
Short-term securities* 2.3%
Telecommunications 1.9%

* Of the 2.3%, 1.2% is due to security lending activity and 1.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

News Corp Cl A (Media)                                             2.6%
Cablevision Systems Cl A (Cable)                                   2.2
Liberty Media Cl A (Media)                                         1.9
Time Warner (Media)                                                1.8
Cooper Inds Cl A (Multi-industry)                                  1.6
Deere & Co (Machinery)                                             1.5
Tribune (Media)                                                    1.5
Walt Disney (Media)                                                1.4
ITT Inds (Multi-industry)                                          1.4
General Mills (Food)                                               1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                         +10.66%    +15.44%    +12.69%

+10.66% = AXP Partners Select Value Fund Class A (excluding sales charge) +15.44% = Russell 3000(R) Value Index (unmanaged)
+12.69% =  Lipper Multi-Cap Value Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C          Class I        Class Y
(Inception dates)            (3/8/02)              (3/8/02)              (3/8/02)         (3/4/04)       (3/8/02)
                                                      After                 After
                     NAV(1)      POP(2)    NAV(1)    CDSC(3)     NAV(1)    CDSC(4)         NAV(5)         NAV(6)
at May 31, 2005
1 year              +10.66%      +4.30%    +9.76%     +4.76%     +9.76%     +8.76%        +11.02%        +10.81%
3 years             +10.74%      +8.57%    +9.92%     +8.81%     +9.92%     +9.92%            N/A        +10.93%
Since inception      +9.14%      +7.15%    +8.32%     +7.54%     +8.32%     +8.32%         +6.29%         +9.31%

at June 30, 2005
1 year              +10.33%      +4.00%    +9.44%     +4.44%     +9.62%     +8.62%        +10.85%        +10.48%
3 years             +13.50%     +11.28%   +12.68%    +11.62%    +12.68%    +12.68%            N/A        +13.69%
Since inception      +9.44%      +7.50%    +8.66%     +7.90%     +8.66%     +8.66%         +7.32%         +9.61%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of large-, medium- and small-sized companies. For the 12 months ended May 31, 2005, the Fund's Class A shares (excluding sales charges) rose 10.66%, underperforming the Fund's benchmark, the Russell 3000 Value Index, which advanced 15.44% for the same period. The Fund's peer group, as represented by the Lipper Multi-Cap Value Funds Index, rose 12.69%. On June 25, 2004, AXP(R) Progressive Fund merged into AXP(R) Partners Select Value Fund. Special dividends in the amount of $0.02560 per share (ordinary income) and $0.05416 per share (capital gains) were paid to AXP Partners Select Value Fund shareholders of record on June 24, 2004.

Q:  What factors most significantly affected performance for the period?

    Gabelli: For the first half of the period, high energy prices combined with the presidential election preoccupied investors and put pressure on stocks. By November, with the election decided and the threat of a drawn-out vote count gone, investors turned bullish and staged a year-end rally.

    Stocks rallied to new two and a half year highs in early March, but lost their sizzle as rising interest rates, record oil prices and the news of General Motors' deteriorating financial condition offset robust Gross Domestic Product (GDP) growth and corporate profits. By the end of the period, the headwinds of tightening interest rates, high oil prices, and no new fiscal stimulus weighed on U.S. economic growth.

    Booming merger and acquisition activity augmented our portfolio returns. Companies that were the subject of a deal included SPS Technologies, AT&T Wireless, Cox Radio, Robert Mondavi, Great Lakes Chemical, Inamed, Pulitzer, Thomas Industries, Western Wireless, AT&T, Neiman Marcus Group and Gillette.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Our expectation is that cash-rich corporate America will remain the driver of economic growth this year as the consumer takes a rest. [END CALLOUT QUOTE]

Q:  What changes did you make to the portfolio and why?

    Gabelli: We added shares of industrial companies Dana, AutoNation, Cooper Industries and ITT Inds. We bought gaming stocks Aztar and Kerzner International and purchased Cavco Industries for the potential cyclical turn in the manufactured home industry. Other additions included several media stocks: Tribune, Time Warner, Walt Disney, Liberty Media, EchoStar Communications and LIN Television. Media is a fundamentally unique industry that travels well globally. Advertiser-supported media grows faster than GDP, and advertising spending rises with inflation. The new Federal Communications Commission chairman is an advocate of deregulation, and this catalyst could potentially help us surface value in many of these holdings.

    Several of the stocks in our portfolio were taken over, as noted above. Other sales included Deere & Co., General Motors, Del Monte Food, Archer-Daniels-Midland, Hilton Group and Verizon, which faces competition from voice over Internet protocol.

Q:  How are you positioning the portfolio for the coming months?

    Gabelli: We view the downshift in the U.S. economy as a temporary blip on the radar. We expect stocks to rise when the Fed signals that it is approaching a pause or the end of its short-term interest rate increases. U.S. interest rates are still historically low. Competition, and outsourcing to other countries like China has helped maintain price stability for a long period of time.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We continue to position our portfolio in companies where a catalyst or event is likely to surface values. [END CALLOUT QUOTE]

    Our expectation is that cash-rich corporate America will remain the driver of economic growth this year as the consumer takes a rest. Capital spending has hit an air pocket and should pick up since the gap between the return on and cost of capital is wide. Inventories have jumped as companies bought ahead of price increases and before demand ebbed.

    The U.S. dollar has stabilized but is precariously balanced between support from both U.S. GDP growth and interest rates, which are higher than in Europe and Japan, and the undertow of the $2 billion per day current account deficit. Dollar weakness lies ahead, particularly against the Chinese yuan.

    We continue to position our portfolio in companies where a catalyst or event is likely to surface values. Booming merger and acquisition activity will continue to augment our portfolio returns.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Select Value Fund Class A shares (from 4/1/02 to 5/31/05) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005          $0.01        $0.02           $0.10          $0.13
May 31, 2004             --         0.01              --           0.01
May 31, 2003           0.01           --              --           0.01
May 31, 2002(1)          --           --              --             --

(1) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS SELECT VALUE FUND

AXP Partners Select Value Fund Class A
  (includes sales charge) ($12,500)                     $9,425    $9,204    $9,400    $11,295   $12,500
Russell 3000(R) Value Index(1) ($12,487)               $10,000    $9,729    $8,969    $10,817   $12,487
Lipper Multi-Cap Value Funds Index(2) ($12,250)        $10,000    $9,696    $9,078    $10,870   $12,250
                                                        4/1/02   5/31/02   5/31/03    5/31/04   5/31/05

COMPARATIVE RESULTS

Results at May 31, 2005                                                                          Since
                                                                  1 year         3 years     inception(3)
AXP Partners Select Value Fund (includes sales charge)
Class A     Cumulative value of $10,000                          $10,430         $12,798      $12,500
            Average annual total return                           +4.30%          +8.57%       +7.15%
Russell 3000(R) Value Index(1)
            Cumulative value of $10,000                          $11,544         $12,837      $12,487
            Average annual total return                          +15.44%          +8.68%       +7.27%
Lipper Multi-Cap Value Funds Index(2)
            Cumulative value of $10,000                          $11,269         $12,632      $12,250
            Average annual total return                          +12.69%          +8.10%       +6.62%

Results for other share classes can be found on page 4.

(1) The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 8, 2002. Russell 3000 Value Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Select Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (99.1%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.9%)
Curtiss-Wright                                 94,000               $5,139,920
Empresa Brasileira
  de Aeronautica ADR                           29,000(c)               878,700
Fairchild Cl A                                252,800(b)               581,440
Honeywell Intl                                290,000               10,506,700
Northrop Grumman                               10,000                  557,200
Precision Castparts                            50,001                3,886,578
Sequa Cl A                                     15,000(b)               870,000
Sequa Cl B                                     25,000(b)             1,481,500
Titan                                          50,000(b)             1,100,000
United Defense Inds                            60,000                4,470,600
Total                                                               29,472,638

Automotive & related (4.6%)
Autoliv                                         2,000(c)                92,820
AutoNation                                    300,000(b)             5,997,000
BorgWarner                                     40,000                2,138,400
DaimlerChrysler                                25,000(c)             1,007,250
Dana                                          516,100                6,993,155
GenCorp                                       165,000(b)             3,118,500
Genuine Parts                                 150,000                6,444,000
Johnson Controls                               10,000                  566,600
Midas                                          70,000(b)             1,645,000
Modine Mfg                                    120,000                3,648,000
Navistar Intl                                  75,000(b)             2,288,250
PACCAR                                          6,000                  424,500
Raytech                                        26,000                   40,300
Total                                                               34,403,775

Banks and savings & loans (2.0%)
Bank of America                                60,000                2,779,200
BB&T                                            7,000                  279,580
Compass Bancshares                             10,000                  445,700
Deutsche Bank                                  42,000(c,d)           3,272,640
Hibernia Cl A                                  45,500                1,462,825
M&T Bank                                       14,000                1,429,960
Mellon Financial                               22,000                  610,720
Northern Trust                                 12,000                  551,040
PNC Financial Services Group                   25,000                1,366,250
State Street                                    6,000                  288,000
Wilmington Trust                               65,000                2,328,950
Total                                                               14,814,865

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Beverages & tobacco (4.6%)
Allied Domecq ADR                             108,000(c)            $5,470,200
Anheuser-Busch Companies                       20,000                  937,000
Brown-Forman Cl A                              50,000                3,064,500
Coca-Cola                                     140,000                6,248,199
Diageo ADR                                     90,000(c)             5,230,800
Fomento Economico
  Mexicano ADR                                 72,774(c)             3,984,377
Fortune Brands                                 10,000                  865,000
Gallaher Group ADR                             15,000(c)               923,850
PepsiAmericas                                 100,000                2,422,000
PepsiCo                                        13,000                  731,900
Swedish Match                                 400,000(c)             4,586,295
Total                                                               34,464,121

Broker dealers (0.4%)
Bear Stearns Companies                          7,000                  693,280
BKF Capital Group                               5,000                  181,500
Merrill Lynch & Co                             35,000                1,899,100
Total                                                                2,773,880

Building materials & construction (0.6%)
Southern Energy Homes                           1,500(b)                 8,400
Tredegar                                       20,000                  305,000
Watts Water Technologies Cl A                 130,000                4,527,900
Total                                                                4,841,300

Cable (2.8%)
Cablevision Systems Cl A                      670,000(b)            17,138,600
Comcast Cl A                                   35,000(b)             1,127,000
EchoStar Communications Cl A                  110,000                3,215,300
Total                                                               21,480,900

Cellular telecommunications (1.9%)
Nextel Communications Cl A                     10,000(b)               301,800
O2 745,000(b,c)                             1,725,828
Rogers Communications Cl B                    155,000(c)             4,701,150
US Cellular                                   145,000(b)             6,820,800
Western Wireless Cl A                          15,000(b)               597,150
Total                                                               14,146,728

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Chemicals (1.3%)
Albemarle                                      20,000                 $760,800
Ecolab                                         44,000                1,422,520
Ferro                                         100,000                1,924,000
Givaudan                                          250(c)               148,834
Great Lakes Chemical                           40,000                1,356,000
HB Fuller                                      10,000                  324,000
Hercules                                      200,000(b)             2,764,000
MacDermid                                      20,000                  582,200
Omnova Solutions                               80,000(b)               324,800
Total                                                                9,607,154

Electronics (2.2%)
CTS                                           225,000                2,396,250
Cypress Semiconductor                          40,000(b)               517,200
Magnetek                                       10,000(b)                22,100
Mykrolis                                       25,000(b)               337,250
Texas Instruments                             205,000                5,666,200
Thomas & Betts                                255,100(b)             7,877,488
Total                                                               16,816,488

Energy (4.9%)
BP ADR                                         25,000(c)             1,505,000
Burlington Resources                           40,000                2,027,200
Cabot Oil & Gas                                44,100                1,382,535
Chevron                                        85,000                4,571,300
ConocoPhillips                                 75,000                8,088,000
Devon Energy                                   84,000                3,855,600
Exxon Mobil                                   150,000                8,430,000
Kerr-McGee                                     16,000                1,181,760
Royal Dutch Petroleum                          75,000(c)             4,393,500
Unocal                                         20,000                1,139,800
Total                                                               36,574,695

Energy equipment & services (0.1%)
Transocean                                     15,000(b)               747,150

Engineering & construction (0.1%)
Palm Harbor Homes                              24,800(b)               464,504

Environmental services (2.2%)
Allied Waste Inds                             240,000(b)             1,850,400
Republic Services                             150,000                5,322,000
Waste Management                              310,000                9,141,900
Total                                                               16,314,300

Financial services (0.5%)
H&R Block                                      22,000                1,098,240
St. Joe                                         4,500                  354,915
T Rowe Price Group                             40,000                2,386,400
Total                                                                3,839,555

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Food (8.4%)
Archer-Daniels-Midland                        500,000               $9,925,000
Cadbury Schweppes ADR                         100,000(c)             3,942,000
Campbell Soup                                 100,000                3,103,000
Corn Products Intl                            160,000                3,534,400
Del Monte Foods                               320,000(b)             3,340,800
Dreyer's Grand Ice Cream Holdings              75,000                6,086,250
Flowers Foods                                  75,000                2,448,750
General Mills                                 220,000               10,890,000
Groupe Danone ADR                             125,000(c,d)           2,300,000
Hershey                                        19,000                1,219,990
HJ Heinz                                       90,000                3,273,300
JM Smucker                                     12,000                  597,720
Ralcorp Holdings                               10,000                  381,400
Sensient Technologies                         270,000                5,494,500
Tootsie Roll Inds                              15,276                  472,792
WM Wrigley Jr                                  90,000                6,144,300
Total                                                               63,154,202

Furniture & appliances (0.3%)
Aaron Rents Cl A                                4,500                   90,990
Fedders                                        35,000                   77,700
Thomas Inds                                    45,000                1,794,150
Total                                                                1,962,840

Health care products (3.9%)
Abbott Laboratories                            16,000                  771,840
Bio-Rad Laboratories Cl A                       5,000(b)               269,400
BIOLASE Technology                             44,000(d)               310,640
Bristol-Myers Squibb                          110,000                2,789,600
DENTSPLY Intl                                  15,000                  855,750
Eli Lilly & Co                                 85,000                4,955,500
INAMED                                         50,000(b)             3,111,500
IVAX                                           40,000(b)               786,000
Merck & Co                                     70,000                2,270,800
Orthofix Intl                                  25,000(b,c)           1,146,000
Patterson Companies                            50,000(b)             2,269,500
Pfizer                                        220,000                6,138,000
Sybron Dental Specialties                      60,000(b)             2,224,200
Wyeth                                          20,000                  867,400
Young Innovations                              10,100                  375,114
Zimmer Holdings                                 1,000(b)                76,580
Total                                                               29,217,824

Health care services (1.1%)
Chemed                                        100,000                4,228,000
Henry Schein                                   80,000(b)             3,223,200
Matthews Intl Cl A                             20,000                  739,800
Owens & Minor                                  10,000                  310,000
Total                                                                8,501,000

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Home building (1.0%)
Cavalier Homes                                 53,000(b)              $193,450
Cavco Inds                                     30,000(b)               807,300
Champion Enterprises                          225,000(b)             2,189,250
Fleetwood Enterprises                         245,000(b)             2,344,650
Nobility Homes                                 10,800                  270,972
Skyline                                        40,400                1,579,640
Total                                                                7,385,262

Household products (2.4%)
Church & Dwight                               120,000                4,339,200
Clorox                                         32,000                1,869,120
Colgate-Palmolive                              12,000                  599,640
Energizer Holdings                             65,000(b)             4,087,200
Procter & Gamble                              123,000                6,783,450
Weider Nutrition Intl                         110,000(b)               448,800
Total                                                               18,127,410

Industrial transportation (0.3%)
GATX                                           60,000                2,002,200
Norfolk Southern                               11,000                  351,120
Total                                                                2,353,320

Insurance (0.9%)
Alleghany                                      10,200(b)             2,858,550
American Intl Group                            15,000                  833,250
Argonaut Group                                 15,000(b)               314,100
Fidelity Natl Financial                        18,000                  647,820
Phoenix Companies                              50,000                  575,000
Unitrin                                        35,000                1,742,650
Total                                                                6,971,370

Leisure time & entertainment (2.2%)
Canterbury Park Holding                        55,000(b)               938,850
Cendant                                        65,000                1,378,650
Churchill Downs                                30,000                1,291,800
Coachmen Inds                                  30,000                  367,500
Dover Motorsports                              70,000                  403,200
Gemstar-TV Guide Intl                         800,000(b)             2,720,000
Magna Entertainment Cl A                       50,000(b,c)             266,000
Six Flags                                     145,000(b)               639,450
Topps                                         100,000                  932,000
Viacom Cl A                                   213,000                7,335,720
Total                                                               16,273,170

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Lodging & gaming (3.6%)
Aztar                                         110,000(b)            $3,513,400
Dover Downs Gaming &
  Entertainment                                60,000                  709,800
Gaylord Entertainment                         100,000(b)             4,203,000
Hilton Group                                1,400,000(c)             7,230,354
Hilton Hotels                                 260,000                6,299,800
Kerzner Intl                                   16,000(b,c)             985,280
MGM Mirage                                     96,000(b)             3,656,640
Pinnacle Entertainment                         20,000(b)               348,600
Total                                                               26,946,874

Machinery (3.1%)
Clarcor                                        76,000                2,134,840
CNH Global                                    180,000(c)             3,209,400
Deere & Co                                    177,000               11,708,550
Donaldson                                      24,000                  770,400
Flowserve                                      63,000(b)             1,856,610
Oshkosh Truck                                  38,000                3,030,120
SL Inds                                         8,000(b)               136,560
Thermo Electron                                30,000(b)               789,600
Total                                                               23,636,080

Media (19.4%)
Beasley Broadcast Group Cl A                   80,000(b)             1,286,400
Belo Cl A                                      30,000                  737,400
Cox Radio Cl A                                 25,000(b)               406,750
DIRECTV Group                                  90,000(b)             1,343,700
Emmis Communications Cl A                      30,000(b)               532,800
EW Scripps Cl A                               110,000                5,621,000
Fisher Communications                          55,200(b)             2,806,368
Granite Broadcasting                           60,000(b)                10,200
Gray Television                               140,000                1,645,000
Grupo Televisa ADR                             60,000(c)             3,600,000
IAC/InterActiveCorp                            65,000(b,d)           1,592,500
Journal Communications Cl A                    68,000                1,139,000
Journal Register                               40,000(b)               664,400
Knight-Ridder                                  65,000                4,100,200
Lee Enterprises                                32,000                1,328,000
Liberty                                         3,000                  108,330
Liberty Media Cl A                          1,400,000(b)            14,546,000
Liberty Media Intl Cl A                       120,000(b)             5,029,200
LIN TV Cl A                                   160,000(b)             2,328,000
McClatchy Cl A                                 28,000                1,932,000
McGraw-Hill Companies                          50,000                2,183,000
Media General Cl A                            110,000                6,721,000

See accompanying notes to investments in securities.

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12   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Media (cont.)
New York Times Cl A                           135,000               $4,234,950
News Corp Cl A                              1,212,286               19,554,173
Paxson Communications                         100,000(b)                75,000
PRIMEDIA                                      300,000(b)             1,095,000
Pulitzer                                      153,000                9,785,880
Reader's Digest Assn                          136,896                2,319,018
Salem Communications Cl A                      20,000(b)               363,400
Sinclair Broadcast Group Cl A                 320,000                2,819,200
Thomas Nelson                                  35,000                  813,750
Time Warner                                   770,000(b)            13,398,000
Tribune                                       315,000               11,396,700
Vivendi Universal ADR                         300,000(c)             9,174,000
Walt Disney                                   400,000               10,976,000
Yahoo!                                         20,000(b)               744,000
Young Broadcasting Cl A                       130,000(b)               748,800
Total                                                              147,159,119

Miscellaneous (0.5%)
Middlesex Water                                27,000                  522,180
Rollins                                        76,500                1,560,600
SJW                                            40,000                1,688,000
Total                                                                3,770,780

Multi-industry (4.1%)
Acuity Brands                                   5,000                  122,750
AMETEK                                         35,000                1,338,050
Cooper Inds Cl A                              181,000               12,478,140
Crane                                         120,000                3,152,400
Imagistics Intl                                14,000(b)               377,160
ITT Inds                                      115,000               10,925,000
Park-Ohio Holdings                             30,000(b)               457,500
Sony ADR                                       45,000(c)             1,677,150
Tyco Intl                                      13,000(c)               376,090
Total                                                               30,904,240

Paper & packaging (0.7%)
Greif Cl A                                     67,000                4,869,560
Sealed Air                                     10,000(b)               517,900
Total                                                                5,387,460

Precious metals (0.6%)
Barrick Gold                                   35,000(c)               804,650
Newmont Mining                                100,000                3,724,000
Total                                                                4,528,650

Real estate investment trust (0.1%)
Starwood Hotels & Resorts
  Worldwide Unit                               17,000                  951,490

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Restaurants (--%)
Steak n Shake                                   7,000(b)              $144,130

Retail -- general (1.1%)
Costco Wholesale                               12,000                  545,040
CSK Auto                                      175,000(b)             2,962,750
Home Depot                                      2,000                   78,700
Nashua                                         40,000(b)               360,000
Neiman Marcus Group Cl A                       38,000                3,668,900
Neiman Marcus Group Cl B                        6,000                  582,300
Total                                                                8,197,690

Retail -- grocery (0.9%)
Albertson's                                   105,000                2,203,950
Safeway                                       195,000(b)             4,291,950
Total                                                                6,495,900

Telecom equipment & services (2.0%)
Cincinnati Bell                               490,000(b)             1,935,500
Corning                                        80,000(b)             1,254,400
Motorola                                      105,000                1,823,850
Qwest Communications Intl                     950,000(b)             3,724,000
Sycamore Networks                              40,000(b)               135,200
Telephone & Data Systems                       85,000                3,293,750
Telephone & Data Systems
  Special Shares                               85,000(b)             3,230,000
Total                                                               15,396,700

Utilities -- electric (6.5%)
Allegheny Energy                              220,000(b,d)           5,319,600
Aquila                                        400,000(b)             1,496,000
CH Energy Group                                23,500                1,062,200
CMS Energy                                    150,000(b)             1,984,500
DPL                                           110,000                2,784,100
Duquesne Light Holdings                       160,000                3,044,800
Edison Intl                                    85,000                3,123,750
El Paso Electric                              224,000(b)             4,495,680
Energy East                                   160,000                4,480,000
FirstEnergy                                    10,000                  443,000
FPL Group                                      50,000                2,032,500
Great Plains Energy                            25,000                  787,500
Northeast Utilities                           185,000                3,664,850
NSTAR                                          80,000                4,683,200
PG&E                                           34,000                1,216,180
TECO Energy                                    35,000                  618,800
TXU                                             3,500                  280,980
Westar Energy                                  83,000                1,914,810
Xcel Energy                                   300,000                5,529,000
Total                                                               48,961,450

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- natural gas (0.7%)
El Paso                                       230,000               $2,378,200
Kinder Morgan                                   4,000                  310,840
ONEOK                                          45,000                1,388,250
Southwest Gas                                  62,000                1,548,760
Total                                                                5,626,050

Utilities -- telephone (3.2%)
AT&T                                           70,000                1,315,300
BCE                                           100,000(c)             2,300,000
BellSouth                                      40,000                1,070,400
BT Group ADR                                   25,000(c)               981,250
CenturyTel                                     60,000                1,967,400
Citizens Communications                        90,000                1,227,600
Commonwealth
  Telephone Enterprises                       120,000(b)             6,270,000
Sprint                                        372,500                8,824,525
Total                                                               23,956,475

Total common stocks
(Cost: $592,544,998)                                              $746,771,539

Short-term securities (2.3%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Chariot Funding LLC
   06-03-05               3.02%            $9,600,000               $9,597,584
CRC Funding LLC
   06-01-05               3.05              8,100,000                8,099,314

Total short-term securities
(Cost: $17,698,389)                                                $17,696,898

Total investments in securities
(Cost: $610,243,387)(f)                                           $764,468,437

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 10.1% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.2% of net assets. See Note 6 to the financial statements. 1.1% of net assets is the Fund's cash equivalent position.

(f) At May 31, 2005, the cost of securities for federal income tax purposes was $614,235,995 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $173,610,374
      Unrealized depreciation                                      (23,377,932)
                                                                   -----------
      Net unrealized appreciation                                 $150,232,442
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $610,243,387)                                                                            $764,468,437
Capital shares receivable                                                                                           216,556
Dividends and accrued interest receivable                                                                         1,216,213
Receivable for investment securities sold                                                                         1,166,104
                                                                                                                  ---------
Total assets                                                                                                    767,067,310
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   182,248
Capital shares payable                                                                                              171,419
Payable for investment securities purchased                                                                       3,761,137
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                           116
Payable upon return of securities loaned (Note 6)                                                                 8,880,000
Accrued investment management services fee                                                                           63,959
Accrued distribution fee                                                                                             38,044
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                          16,527
Accrued administrative services fee                                                                                   4,833
Other accrued expenses                                                                                              145,797
                                                                                                                    -------
Total liabilities                                                                                                13,264,081
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $753,803,229
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,141,292
Additional paid-in capital                                                                                      636,004,250
Undistributed net investment income                                                                                 581,104
Accumulated net realized gain (loss) (Note 9)                                                                   (38,144,596)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 5)                                154,221,179
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                       $753,803,229
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $525,317,144
                                                           Class B                                             $202,624,816
                                                           Class C                                             $ 11,856,832
                                                           Class I                                             $ 13,938,125
                                                           Class Y                                             $     66,312
Net asset value per share of outstanding capital stock:    Class A shares              79,034,723              $       6.65
                                                           Class B shares              31,180,806              $       6.50
                                                           Class C shares               1,824,372              $       6.50
                                                           Class I shares               2,079,347              $       6.70
                                                           Class Y shares                   9,928              $       6.68
                                                                                            -----              ------------
* Including securities on loan, at value (Note 6)                                                              $  8,439,300
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $11,442,713
Interest                                                                                                            494,569
Fee income from securities lending (Note 6)                                                                          72,941
     Less foreign taxes withheld                                                                                   (156,149)
                                                                                                                   --------
Total income                                                                                                     11,854,074
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                5,256,934
Distribution fee
     Class A                                                                                                      1,225,074
     Class B                                                                                                      1,930,026
     Class C                                                                                                        115,118
Transfer agency fee                                                                                               1,346,334
Incremental transfer agency fee
     Class A                                                                                                        100,955
     Class B                                                                                                         73,697
     Class C                                                                                                          4,535
Service fee -- Class Y                                                                                                   73
Administrative services fees and expenses                                                                           427,460
Compensation of board members                                                                                        10,964
Custodian fees                                                                                                       77,571
Printing and postage                                                                                                202,035
Registration fees                                                                                                    90,302
Audit fees                                                                                                           20,000
Other                                                                                                                33,315
                                                                                                                     ------
Total expenses                                                                                                   10,914,393
     Earnings credits on cash balances (Note 2)                                                                     (11,157)
                                                                                                                    -------
Total net expenses                                                                                               10,903,236
                                                                                                                 ----------
Investment income (loss) -- net                                                                                     950,838
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                              12,367,834
     Foreign currency transactions                                                                                    8,936
                                                                                                                      -----
Net realized gain (loss) on investments                                                                          12,376,770
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          56,281,462
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            68,658,232
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $69,609,070
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund

Year ended May 31,                                                                         2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $    950,838              $   (884,870)
Net realized gain (loss) on investments                                                12,376,770                 8,071,299
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  56,281,462                57,125,688
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        69,609,070                64,312,117
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (266,155)                 (146,001)
      Class I                                                                             (24,197)                       --
      Class Y                                                                                 (54)                      (55)
   Net realized gain
      Class A                                                                          (7,660,989)                 (309,482)
      Class B                                                                          (3,625,894)                 (173,020)
      Class C                                                                            (218,709)                  (10,594)
      Class I                                                                            (237,243)                       --
      Class Y                                                                              (1,417)                      (79)
                                                                                      -----------                  --------
Total distributions                                                                   (12,034,658)                 (639,231)
                                                                                      -----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            124,796,537               160,489,888
   Class B shares                                                                      46,615,268                76,761,401
   Class C shares                                                                       2,552,513                 5,077,931
   Class I shares                                                                      18,507,892                 6,411,201
   Class Y shares                                                                           8,825                    23,923
Fund merger (Note 8)
   Class A shares                                                                     125,319,243                        --
   Class B shares                                                                      15,378,619                        --
   Class C shares                                                                          69,498                        --
   Class Y shares                                                                           2,180                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                       7,833,011                   452,142
   Class B shares                                                                       3,585,007                   171,192
   Class C shares                                                                         214,147                    10,393
   Class I shares                                                                         261,274                        --
   Class Y shares                                                                           1,200                       110
Payments for redemptions
   Class A shares                                                                     (97,118,862)              (34,809,323)
   Class B shares (Note 2)                                                            (48,962,547)              (20,273,421)
   Class C shares (Note 2)                                                             (2,312,130)               (1,398,808)
   Class I shares                                                                     (12,686,046)                  (14,053)
   Class Y shares                                                                         (21,951)                  (11,811)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                     184,043,678               192,890,765
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               241,618,090               256,563,651
Net assets at beginning of year                                                       512,185,139               255,621,488
                                                                                      -----------               -----------
Net assets at end of year                                                            $753,803,229              $512,185,139
                                                                                     ============              ============
Undistributed net investment income                                                  $    581,104              $         --
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 1.85% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT
closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT
is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $86,701 and accumulated net realized loss has been decreased by $86,701.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

Year ended May 31,                                        2005           2004
Class A
Distributions paid from:
     Ordinary income                                $1,684,096       $455,483
     Long-term capital gain                          6,243,048             --
Class B
Distributions paid from:
     Ordinary income                                   757,570        173,020
     Long-term capital gain                          2,868,324             --
Class C
Distributions paid from:
     Ordinary income                                    45,862         10,594
     Long-term capital gain                            172,847             --
Class I
Distributions paid from:
     Ordinary income                                    61,540             --
     Long-term capital gain                            199,900             --
Class Y
Distributions paid from:
     Ordinary income                                       353            134
     Long-term capital gain                              1,118             --

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $    581,104
Accumulated long-term gain (loss)                                $    956,100
Unrealized appreciation (depreciation)                           $115,120,483

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP Partners Select Value Fund would not experience a dilution in their share of the Fund's income or capital gains.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $211,710 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,459,628 for Class A, $160,622 for Class B and $1,763 for Class C for the year ended May 31, 2005.

Beginning June 9, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.00% for Class I and 1.17% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $11,157 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $253,871,872 (including $118,645,347 from AXP Progressive Fund that was acquired in the fund merger as described in Note 8) and $80,567,017, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $143,463 for the year ended May 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended May 31, 2005
                                              Class A        Class B      Class C        Class I      Class Y
Sold                                       19,869,943      7,503,894      411,826      2,943,689        1,333
Fund merger                                20,446,384      2,546,185       11,514             --          354
Issued for reinvested distributions         1,236,257        579,169       34,602         40,658          190
Redeemed                                  (15,196,659)    (7,992,356)    (367,779)    (1,940,095)      (3,331)
                                          -----------     ----------     --------     ----------       ------
Net increase (decrease)                    26,355,925      2,636,892       90,163      1,044,252       (1,454)
                                           ----------      ---------       ------      ---------       ------

                                                               Year ended May 31, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                       27,997,866     13,591,264      900,081      1,037,376        4,387
Issued for reinvested distributions            76,635         29,364        1,783             --           19
Redeemed                                   (5,954,568)    (3,578,009)    (244,224)        (2,281)      (2,067)
                                           ----------     ----------     --------         ------       ------
Net increase (decrease)                    22,119,933     10,042,619      657,640      1,035,095        2,339
                                           ----------     ----------      -------      ---------        -----

* Inception date was March 4, 2004.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2005, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                   Currency to Currency to Unrealized Unrealized Exchange date be delivered be received appreciation depreciation
June 3, 2005         2,101,103        1,156,358            $--            $116
                   U.S. Dollar    British Pound

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $8,439,300 were on loan to brokers. For collateral, the Fund received $8,880,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $72,941 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

8. FUND MERGER

At the close of business on June 25, 2004, AXP Partners Select Value Fund acquired the assets and assumed the identified liabilities of AXP Progressive Fund. The reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP Partners Select Value Fund immediately before the acquisition were $528,993,724 and the combined net assets immediately after the acquisition were $669,763,264.

The merger was accomplished by a tax-free exchange of 20,805,224 shares of AXP Progressive Fund valued at $140,769,540.

In exchange for the AXP Progressive Fund shares and net assets, AXP Partners Select Value Fund issued the following number of shares:

                                                                      Shares
Class A                                                            20,446,384
Class B                                                             2,546,185
Class C                                                                11,514
Class Y                                                                   354

AXP Progressive Fund's net assets at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income.

                                                                             Accumulated      Undistributed
                               Total          Capital        Unrealized     net realized     net investment
                            net assets         stock        appreciation        loss             income
AXP Progressive Fund       $140,769,540     164,701,388      $20,528,831    $(44,468,052)        $7,373

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $35,108,088 that if not offset by future capital gains realized after May 31, 2005 will expire as follows:

                    2010                    2011                   2012
                 $15,995,507             $16,604,151            $2,508,430

AXP Partners Select Value Fund acquired $41,800,438 of capital loss carry-overs in connection with the AXP Progressive Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.13        $5.11        $5.01         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .02           --          .01            --
Net gains (losses) (both realized and unrealized)                          .63         1.03          .10          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .65         1.03          .11          (.12)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.01)          --         (.01)           --
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.13)        (.01)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.65        $6.13        $5.11         $5.01
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $525         $323         $156           $40
Ratio of expenses to average daily net assets(c)                         1.33%        1.38%        1.44%(d)      1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .35%         .06%         .42%          .22%(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                         10.66%       20.17%        2.12%        (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.04        $5.07        $5.00         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .60         1.01          .08          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .58          .98          .07          (.13)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.50        $6.04        $5.07         $5.00
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $203         $172          $94           $25
Ratio of expenses to average daily net assets(c)                         2.09%        2.15%        2.20%(d)      2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.43%)       (.71%)       (.34%)        (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                          9.76%       19.27%        1.46%        (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.04        $5.07        $5.00         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .60         1.01          .08          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .58          .98          .07          (.13)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.50        $6.04        $5.07         $5.00
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $12          $10           $5            $2
Ratio of expenses to average daily net assets(c)                         2.09%        2.15%        2.20%(d)      2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.43%)       (.71%)       (.34%)        (.49%)(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                          9.76%       19.27%        1.46%        (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $6.16        $6.34
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .04          .02
Net gains (losses) (both realized and unrealized)                          .63         (.20)
                                                                         -----        -----
Total from investment operations                                           .67         (.18)
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.01)          --
Distributions from realized gains                                         (.12)          --
                                                                         -----        -----
Total distributions                                                       (.13)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.70        $6.16
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $14           $6
Ratio of expenses to average daily net assets(c)                          .86%         .94%(d)
Ratio of net investment income (loss) to average daily net assets         .80%         .83%(d)
Portfolio turnover rate (excluding short-term securities)                  12%          15%
Total return(e)                                                         11.02%       (2.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.15        $5.12        $5.01         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .03           --          .02            --
Net gains (losses) (both realized and unrealized)                          .63         1.04          .10          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .66         1.04          .12          (.12)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.01)          --         (.01)           --
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.13)        (.01)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.68        $6.15        $5.12         $5.01
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.15%        1.22%        1.25%(d)      1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .51%         .21%         .63%          .22%(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                         10.81%       20.36%        2.35%        (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Select Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005, and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Select Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Select Value Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
June 24, 2004                                                         $0.02560
Dec. 20, 2004                                                          0.00397
Total                                                                 $0.02957

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
June 24, 2004                                                         $0.05416
Dec. 20, 2004                                                          0.04234
Total                                                                 $0.09650
Total distributions                                                   $0.12607

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
June 24, 2004                                                         $0.02560
Dec. 20, 2004                                                          0.00060
Total                                                                 $0.02620

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
June 24, 2004                                                         $0.05416
Dec. 20, 2004                                                          0.04234
Total                                                                 $0.09650
Total distributions                                                    $0.1227

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
June 24, 2004                                                         $0.02560
Dec. 20, 2004                                                          0.00060
Total                                                                 $0.02620

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
June 24, 2004                                                         $0.05416
Dec. 20, 2004                                                          0.04234
Total                                                                 $0.09650
Total distributions                                                    $0.1227

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
June 24, 2004                                                         $0.02560
Dec. 20, 2004                                                          0.00882
Total                                                                 $0.03442

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
June 24, 2004                                                         $0.05416
Dec. 20, 2004                                                          0.04234
Total                                                                 $0.09650
Total distributions                                                   $0.13092

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
June 24, 2004                                                         $0.02560
Dec. 20, 2004                                                          0.00513
Total                                                                 $0.03073

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
June 24, 2004                                                         $0.05416
Dec. 20, 2004                                                          0.04234
Total                                                                 $0.09650
Total distributions                                                   $0.12723

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses
                                                  account value        account value    paid during         Annualized
                                                  Dec. 1, 2004         May 31, 2005    the period(a)       expense ratio
Class A
     Actual(b)                                       $1,000             $1,028.70          $6.83              1.35%
     Hypothetical (5% return before expenses)        $1,000             $1,018.20          $6.79              1.35%
Class B
     Actual(b)                                       $1,000             $1,025.60         $10.66              2.11%
     Hypothetical (5% return before expenses)        $1,000             $1,014.41         $10.60              2.11%
Class C
     Actual(b)                                       $1,000             $1,024.00         $10.65              2.11%
     Hypothetical (5% return before expenses)        $1,000             $1,014.41         $10.60              2.11%
Class I
     Actual(b)                                       $1,000             $1,030.80          $4.46               .88%
     Hypothetical (5% return before expenses)        $1,000             $1,020.54          $4.43               .88%
Class Y
     Actual(b)                                       $1,000             $1,028.80          $5.92              1.17%
     Hypothetical (5% return before expenses)        $1,000             $1,019.10          $5.89              1.17%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +2.87% for Class A, +2.56% for Class B, +2.40% for Class C, +3.08% for Class I and +2.88% for Class Y.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund was close to median.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Small Cap Core
                  Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                         10

Investments in Securities                                12

Financial Statements                                     19

Notes to Financial Statements                            22

Report of Independent Registered
   Public Accounting Firm                                34

Federal Income Tax Information                           35

Fund Expenses Example                                    37

Board Members and Officers                               39

Approval of Investment Management Services Agreement     42

Proxy Voting                                             43

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Fund Snapshot
         AT MAY 31, 2005

PORTFOLIO MANAGERS

Wellington Management Company, LLP

Portfolio managers                        Since       Years in industry
Kenneth L. Abrams                         3/02               21
Daniel J. Fitzpatrick                     3/02                8

American Century Investment  Management, Inc.

Portfolio managers                        Since       Years in industry
Thomas P. Vaiana                          12/03               8
William Martin                            12/03              15
Wihelmine von Turk                        12/03              21

Lord, Abbett & Co. LLC

Portfolio manager                         Since       Years in industry
Michael T. Smith                          12/03              17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02         B: 3/8/02    C: 3/8/02    I: 3/4/04         Y: 3/8/02

Ticker symbols by class
A: AXSAX          B: AXSBX     C: --        I: --             Y: --

Total net assets                                         $179.6 million

Number of holdings                                                  430

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND    GROWTH
                           LARGE
                           MEDIUM   SIZE
            X              SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer discretionary 17.4%
Information technology 16.9%
Financials 14.9%
Health care 13.6%
Industrials 12.3%
Materials 9.6%
Energy 7.4%
Consumer staples 3.0%
Short-term securities 2.6%
Utilities 1.5%
Telecommunication services 0.8%

TOP TEN HOLDINGS

Percentage of portfolio assets

Grey Wolf (Energy equipment & services)                            1.5%
Ohio Casualty (Insurance)                                          1.4
Select Comfort (Furniture & appliances)                            1.2
Genesis HealthCare (Health care services)                          1.1
Watsco (Industrial services)                                       1.0
Ryland Group (Building materials & construction)                   0.9
Massey Energy (Energy)                                             0.9
Foot Locker (Retail -- general)                                    0.9
Actuant Cl A (Multi-industry)                                      0.8
UGI (Utilities -- natural gas)                                     0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Performance Summary

                                PERFORMANCE COMPARISON
                            For the year ended May 31, 2005

                           +14.62%       +9.82%      +10.58%

+14.62% = AXP Partners Small Cap Core Fund Class A (excluding sales charge) +9.82% = Russell 2000(R) Index (unmanaged)
+10.58% = Lipper Small-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                  Class B                  Class C            Class I      Class Y
(Inception dates)                (3/8/02)                 (3/8/02)                 (3/8/02)           (3/4/04)     (3/8/02)
                                                                After                    After
                              NAV(1)    POP(2)       NAV(1)     CDSC(3)        NAV(1)    CDSC(4)       NAV(5)       NAV(6)
at May 31, 2005
1 year                       +14.62%    +8.04%      +13.73%      +8.73%       +13.74%    +12.74%      +14.89%      +14.92%
3 years                      +10.49%    +8.33%       +9.62%      +8.50%        +9.63%     +9.63%        N/A        +10.72%
Since inception               +7.36%    +5.41%       +6.58%      +5.76%        +6.52%     +6.52%       +6.84%       +7.57%

at June 30, 2005
1 year                       +13.15%    +6.64%      +12.29%      +7.29%       +12.29%    +11.29%      +13.42%      +13.44%
3 years                      +14.15%   +11.92%      +13.21%     +12.16%       +13.23%    +13.23%        N/A        +14.38%
Since inception               +8.06%    +6.14%       +7.25%      +6.47%        +7.20%     +7.20%       +8.59%       +8.25%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Core Fund's Class A shares rose 14.62%, excluding sales charge, for the 12 months ended May 31, 2005. The Fund outperformed its benchmark, the Russell 2000(R) Index, which gained 9.82%. The Fund also outpaced its peer group, as represented by the Lipper Small-Cap Core Funds Index, which advanced 10.58% for the period. AXP Partners Small Cap Core Fund's portfolio is managed by three independent money management firms that each invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. As of May 31, 2005, Wellington Management Company LLP (Wellington Management), American Century Investment Management, Inc. (American Century) and Lord Abbett & Co. LLC (Lord Abbett) managed 43.8%, 30.4% and 25.8% of the Fund's portfolio, respectively.

Q: What factors affected performance the most for your portion of AXP Partners Small Cap Core Fund for the annual period ended May 31, 2005?

    Lord Abbett: Our portion of the Fund outperformed the Russell 2000(R) Index for the 12-month period ended May 31, 2005. Strong stock selection within information technology and health care contributed to the Fund's relative performance. In particular, shares of Websense, a provider of web filtering and security software, benefited from a growing customer base and an increasing demand for Internet security services. Shares of LCA-Vision, a provider of laser vision correction services, also appreciated due to stronger business trends. The Fund's modest position in information technology contributed positively to relative results as well.

    Detracting from relative performance during the annual period was the Fund's modest exposure to utilities. Stock selection within autos and transportation also hurt relative performance. For example, Excel Maritime Carriers saw its share price decline with decreasing shipping rates. In other areas, shares of USI Holdings, an insurance brokerage firm, lost ground due to lower property and casualty rates and increased expenses.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Strong stock selection within information technology and health care contributed to the Fund's relative performance. [END CALLOUT QUOTE]

       -- Lord Abbett

    Wellington Management: Our portion of the Fund slightly underperformed the Russell 2000(R) Index for the annual period.

    Stock selection within health care boosted our portion of the Fund's relative results most. Indeed, health care provider Humana was the top individual stock contributor to annual performance when the company's share price rose upon the U.S. presidential re-election, which advanced the prospects of Medicare privatization. Nursing home operator Genesis HealthCare also performed well, as it registered solid revenue gains due to greater activity in its skilled nursing business and higher reimbursement rates. Allscripts Healthcare Solutions, a provider of clinical software and information solutions to physicians, benefited from strong sales bookings for its TouchWorks Electronic Health Record product, which is emerging as a leading solution industry-wide.

    Our portion of the Fund was also favorably positioned to take advantage of a surge in energy, which was by far the best performing sector in the Russell 2000(R) Index as a result of rising oil prices. In particular, a position in U.S. land driller Grey Wolf produced solid results, helped by strong margins, higher day rates for drilling and an increased number of rigs in operation.

    Partially offsetting these positives were the negative effects of weakness in information technology and telecommunications services, the only sectors in the Russell 2000(R) Index to decline during the period. Also detracting from relative performance was stock selection in information technology and consumer discretionary. Red Hat, the Linux software provider, detracted from performance as financial restatements, the transition of its new chief financial officer, competitive pressures and litigation concerns weighed on the stock. The share price of automobile supplier Visteon declined on concerns of reduced vehicle production levels and high material costs.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Our portion of the Fund was also favorably positioned to take advantage of a surge in energy, which was by far the best performing sector in the Russell 2000(R) Index as a result of rising oil prices. [END CALLOUT QUOTE]

       -- Wellington Management

    American Century: Our portion of the Fund outperformed the Russell 2000(R) Index, as every sector but one that we invested in produced positive absolute results. A surge in residential construction provided some of our portion of the portfolio's strongest support, as related industries benefited from strong demand. In part, outperformance in these industries was achieved through effective stock picking. For example, the top contributor to our returns was consumer cyclicals, with building products manufacturer USG Corp. and home builder and industrial products firm Walter Industries standouts within the sector. Health care stocks also contributed positively to our portion of the Fund's absolute annual returns. Top performers in this sector included specialty pharmaceutical company Kos Pharmaceuticals and health care provider Humana.

    Telecommunications services detracted from results, producing a negative absolute return. Shares of Talk America Holdings suffered the biggest decline, as the company faced an uphill climb in a challenging competitive environment. Commercial services, while providing a positive return, also performed poorly.

Q:  What changes did you make to your portion of the Fund?

    Lord Abbett: Valuation and investment process continue to drive our stock selection and sector allocations. Our focus remains on investing in companies that generate free cash flow and strong balance sheets. We increased allocations during the annual period within producer durables and materials and processing, as businesses in these sectors tend to improve as the economy grows. Conversely, we decreased positions within health care and financial services.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> A surge in residential construction provided some of our portion of the portfolio's strongest support, as related industries benefited from strong demand. [END CALLOUT QUOTE]

       -- American Century

    Wellington Management: We increased the Fund's exposure to the health care services segment of the health care sector based on attractive valuations, earnings visibility and favorable demographic trends. We decreased the Fund's exposure to the consumer discretionary sector overall, but we added United Auto Group to the portfolio. We believe this company stands to benefit from solid same store sales trends, a focus on foreign and luxury brands and a commitment to expand internationally. Within the materials sector, we established a position in aluminum producer Century Aluminum, whose low-cost capacity expansion in an environment of high commodity prices should contribute to strong growth in cash flow and earnings per share. We also eliminated several strong performing stocks whose share prices had more than doubled. These included rural wireless firm Nextel Partners, health benefits company Coventry Health Care and coal producer Peabody Energy.

    American Century: Changes to our portion of the portfolio continued to be driven by our management approach, which emphasizes individual stock selection over sector weightings. Our stock selection process evaluates stocks based on a balanced set of growth and value criteria.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Lord Abbett: We believe small company stock prices could be volatile over the coming months, as investors analyze the impact on the economy of the Federal Reserve Board's short-term interest rate hikes as well as the effects of higher commodity prices, including oil and steel, and a weaker U.S. dollar. Consequently, we intend to position our portion of the Fund's portfolio to benefit from an increase in economic activity, primarily through significant exposure to the producer durables and materials and processing sectors. At the same time, our portion of the Fund's modest allocation to financial services should, in our view, provide some downside protection should an economic slowdown result from these

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Questions & Answers

    increases in short-term interest rates, commodity prices and international currency strength.

    Wellington Management: Sector positioning continues to be predominantly the result of our bottom-up stock selection process. At the end of the annual period, our portion of the Fund held significant positions in health care, energy and consumer discretionary and more moderate positions in financials and industrials. In light of the multiyear outperformance of small-cap stocks and the strong price appreciation we have seen in many of our portion of the Fund's holdings, we intend to continue to look for opportunities to lock in gains during the coming months and trade into underappreciated stocks that may offer more upside.

    American Century: Going forward, we will remain true to our disciplined investment approach -- building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return. We believe that individual stock selection will continue to provide greater rewards than pursuit of broad industry or sector bets.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Core Fund Class A shares (from 4/1/02 to 5/31/05) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                          Short-term       Long-term
Fiscal year ended             Income     capital gains   capital gains   Total
May 31, 2005                     $--        $0.44            $0.20       $0.64
May 31, 2004                      --           --             0.06        0.06
May 31, 2003                      --           --               --          --
May 31, 2002(1)                   --           --               --          --

(1) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS SMALL CAP CORE FUND

AXP Partners Small Cap Core Fund Class A   $ 9,425    $8,790    $7,991   $10,344   $11,856
Russell 2000(R) Index(1)                   $10,000    $9,643    $8,854   $11,536   $12,669
Lipper Small-Cap Core Funds Index(2)       $10,000    $9,675    $8,716   $11,356   $12,558
                                            4/1/02   5/31/02   5/31/03   5/31/04   5/31/05

$11,856 = AXP Partners Small Cap Core Fund Class A (includes sales charge) $12,669 = Russell 2000(R) Index(1)
$12,558  = Lipper Small-Cap Core Funds Index(2)

COMPARATIVE RESULTS

Results at May 31, 2005                                                                            Since
                                                                 1 year           3 years      inception(3)
AXP Partners Small Cap Core Fund (includes sales charge)
Class A    Cumulative value of $10,000                          $10,804          $12,713         $11,856
           Average annual total return                           +8.04%           +8.33%          +5.41%
Russell 2000(R) Index(1)
           Cumulative value of $10,000                          $10,982          $13,137         $12,669
           Average annual total return                           +9.82%           +9.52%          +7.76%
Lipper Small-Cap Core Funds Index(2)
           Cumulative value of $10,000                          $11,058          $12,979         $12,558
           Average annual total return                          +10.58%           +9.08%          +7.46%

Results for other share classes can be found on page 4.

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group is from April 1, 2002.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.1%)
Esterline Technologies                          2,199(b)               $85,541
Hexcel                                         50,182(b)               819,973
Innovative Solutions & Support                  3,182(b)               110,224
Moog Cl A                                      25,150(b)               763,303
Teledyne Technologies                           2,659(b)                84,078
United Defense Inds                             1,782                  132,777
Total                                                                1,995,896

Airlines (1.6%)
AirTran Holdings                              119,900(b)             1,170,223
AMR                                            72,400(b)               933,960
Frontier Airlines                               3,830(b)                46,764
Mesa Air Group                                  3,254(b)                20,761
Pinnacle Airlines                              21,100(b)               206,780
Republic Airways Holdings                      29,200(b)               372,592
SkyWest Airlines                                5,511                  100,521
Total                                                                2,851,601

Automotive & related (1.9%)
Aftermarket Technology                          2,790(b)                42,799
American Axle & Mfg Holdings                   29,400                  608,579
Commercial Vehicle Group                        1,233(b)                22,675
Cummins                                         8,164                  554,744
Dollar Thrifty Automotive Group                 6,900(b)               248,331
Goodyear Tire & Rubber                         37,906(b)               545,467
LKQ                                             2,800(b)                69,496
Noble Intl                                        985                   20,340
Rush Enterprises Cl A                          24,400(b)               351,116
Shiloh Inds                                     3,160(b)                35,740
Tenneco Automotive                             23,014(b)               345,210
Thor Inds                                       8,000                  242,880
Titan Intl                                        403                    5,952
TRW Automotive Holdings                        14,364(b)               292,595
Total                                                                3,385,924

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (4.4%)
ACE Cash Express                                2,774(b)               $60,501
Amcore Financial                                  382                   10,643
Anchor BanCorp Wisconsin                          392                   10,827
BancFirst                                         841                   66,220
Bank of Hawaii                                 11,424                  556,692
Brookline Bancorp                              48,715                  740,468
Capital Crossing Bank                           1,425(b)                46,284
Center Financial                                  989                   21,135
City Holding                                    1,387                   46,853
City Natl                                       6,621                  470,290
Columbia Banking System                           550                   13,530
Community Trust Bancorp                           252                    7,462
Corus Bankshares                                3,433                  176,182
Cullen/Frost Bankers                            1,328                   59,242
Downey Financial                                9,921                  744,273
First BanCorp Puerto Rico                      11,184(c)               428,683
First Citizens BancShares Cl A                    547                   71,400
First Republic Bank                               524                   16,810
FirstFed Financial                              3,685(b)               199,653
Hanmi Financial                                13,500                  216,945
IndyMac Bancorp                                20,500                  843,575
Intl Bancshares                                 1,510                   54,405
Nelnet Cl A                                     3,673(b)               135,534
Old Second Bancorp                              1,184                   33,164
Pacific Capital Bancorp                         4,850                  163,930
PrivateBancorp                                  7,500                  253,425
R-G Financial Cl B                             14,477(c)               208,758
Santander BanCorp                                 225(c)                 4,950
Seacoast Banking Corporation
  of Florida                                   40,300                  816,881
Southwest Bancorp                                 929                   16,815
SVB Financial Group                               337(b)                16,095
Texas United Bancshares                         6,700                  116,513
West Coast Bancorp                                452                    9,836
Westcorp                                       25,092                1,215,455
Wilshire Bancorp                                  489                    6,518
Total                                                                7,859,947

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Broker dealers (0.9%)
Affiliated Managers Group                       8,200(b)              $546,940
Investment Technology Group                    55,900(b)             1,103,466
Total                                                                1,650,406

Building materials & construction (4.2%)
Beacon Roofing Supply                          20,200(b)               482,982
Building Material Holding                         411                   25,494
Drew Inds                                      13,600(b)               557,600
ElkCorp                                        43,700                1,442,100
Genlyte Group                                  21,200(b)               944,672
Louisiana-Pacific                              20,245                  509,769
Ryland Group                                   23,900                1,637,150
Texas Inds                                     10,584                  487,076
Trex                                            6,200(b)               239,010
USG                                            21,319(b)               977,476
Walter Inds                                     3,648                  154,675
Total                                                                7,458,004

Cable (0.7%)
Charter Communications Cl A                   388,000(b)               442,320
LodgeNet Entertainment                         46,403(b)               786,995
Total                                                                1,229,315

Chemicals (2.5%)
Cytec Inds                                     18,900                  787,374
Ferro                                          43,000                  827,320
FMC                                             4,797(b)               265,994
Georgia Gulf                                    1,723                   54,757
Hercules                                       78,300(b)             1,082,106
Minerals Technologies                          11,600                  780,680
Terra Inds                                     68,961(b)               437,902
WR Grace & Co                                  18,257(b)               188,412
Total                                                                4,424,545

Computer hardware (2.2%)
Agilysys                                       20,974                  322,580
IDX Systems                                    31,600(b)             1,008,040
Ingram Micro Cl A                              88,217(b)             1,394,710
Insight Enterprises                            10,700(b)               209,506
Phoenix Technologies                            4,391(b)                35,655
RadiSys                                        32,700(b)               528,759
Storage Technology                              1,600(b)                51,648
Western Digital                                31,753(b)               476,613
Total                                                                4,027,511

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer software & services (8.4%)
Acxiom                                         65,193               $1,202,811
Agile Software                                 61,200(b)               394,740
Ansoft                                          1,919(b)                42,794
Autodesk                                        3,644                  144,230
BISYS Group                                    56,200(b)               859,860
CACI Intl Cl A                                  7,000(b)               451,220
CCC Information Services Group                    529(b)                12,368
CheckFree                                      27,200(b)             1,015,376
Deluxe                                          4,119                  166,449
DocuCorp Intl                                   1,393(b)                 9,333
EarthLink                                      63,006(b)               668,494
Emageon                                         7,200(b)               111,240
Embarcadero Technologies                       83,900(b)               479,069
Extreme Networks                              134,500(b)               614,665
Harris Interactive                            181,800(b)               896,274
Hyperion Solutions                             21,200(b)               935,556
Inter-Tel                                       3,933                   80,744
Intergraph                                      3,446(b)               108,170
Lionbridge Technologies                        42,200(b)               210,156
NETGEAR                                         1,719(b)                33,813
Opsware                                       105,300(b)               523,341
Parametric Technology                         104,915(b)               631,588
Progress Software                               4,650(b)               135,641
Red Hat                                        98,500(b)             1,245,039
SeeBeyond Technology                          235,400(b)               701,492
SERENA Software                                29,600(b)               579,272
SM&A                                           91,887(b)               804,930
Sybase                                          4,374(b)                89,230
Take-Two Interactive Software                  38,350(b)               987,896
United Online                                   3,234                   41,848
Websense                                       18,100(b)               972,151
Total                                                               15,149,790

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (4.0%)
ADE                                             2,775(b)               $62,243
Agere Systems                                  67,950(b)               924,120
Amphenol Cl A                                   2,578                  109,281
Analogic                                        5,402                  229,531
Arrow Electronics                              19,726(b)               551,342
Avnet                                           6,121(b)               128,051
Bel Fuse Cl B                                   1,892                   56,571
Benchmark Electronics                          22,900(b)               725,243
Energy Conversion Devices                       1,025(b)                19,762
ESCO Technologies                               1,884(b)               159,669
Gerber Scientific                               8,575(b)                63,284
LoJack                                            948(b)                13,974
Measurement Specialties                        43,400(b)               841,960
MEMC Electronic Materials                      21,046(b)               288,330
Millipore                                         509(b)                26,208
OmniVision Technologies                        20,379(b)               322,396
ON Semiconductor                              231,200(b)             1,040,401
Photronics                                     22,035(b)               507,466
SigmaTel                                        4,927(b)               111,547
Stoneridge                                      7,026(b)                54,943
Universal Electronics                          34,200(b)               570,456
X-Rite                                         41,200                  455,672
Total                                                                7,262,450

Energy (3.1%)
Cabot Oil & Gas                                   352                   11,035
Comstock Resources                             34,800(b)               794,136
Forest Oil                                     14,418(b)               573,260
Frontier Oil                                    3,603                  176,223
FuelCell Energy                                60,400(b)               491,656
Massey Energy                                  40,000                1,617,200
OPTI Canada                                    54,500(b,c)           1,105,199
Remington Oil and Gas                           6,772(b)               209,932
Tesoro                                         12,855                  560,478
TransMontaigne                                  2,343(b)                19,400
Total                                                                5,558,519

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy equipment & services (4.3%)
Cal Dive Intl                                  26,890(b)            $1,220,806
Cimarex Energy                                  4,313(b)               162,298
Core Laboratories                               2,922(b,c)              73,342
Excel Maritime Carriers                        12,300(b,c)             196,185
Grey Wolf                                     398,600(b)             2,618,803
Harvest Natural Resources                       2,329(b)                25,246
Holly                                           4,870                  186,180
Hydril                                          4,000(b)               207,640
Key Energy Services                            19,400(b)               214,370
Lone Star Technologies                          6,898(b)               285,922
McDermott Intl                                    892(b)                19,026
Offshore Logistics                              2,430(b)                76,108
Pride Intl                                     58,500(b)             1,319,175
SEACOR Holdings                                 1,777(b)               103,173
TETRA Technologies                             35,400(b)               977,040
Total                                                                7,685,314

Engineering & construction (0.7%)
Michael Baker                                   4,872(b)                84,091
Perini                                          8,333(b)               125,662
Washington Group Intl                          21,300(b)             1,022,612
Total                                                                1,232,365

Environmental services (0.1%)
Clean Harbors                                   5,445(b)               112,984

Finance companies (0.4%)
NASDAQ Stock Market                            43,824(b)               752,020

Financial services (1.5%)
Advanta Cl B                                   43,200                1,065,744
Alliance Data Systems                           2,607(b)                98,336
BOK Financial                                     680                   30,750
Calamost Asset Management Cl A                    905                   21,883
CompuCredit                                     4,580(b)               144,407
EZCORP Cl A                                     4,409(b)                41,930
Heidrick & Struggles Intl                       3,395(b)                85,248
Providian Financial                            66,900(b)             1,192,157
WFS Financial                                   1,142(b)                55,673
Total                                                                2,736,128

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Food (1.5%)
Chiquita Brands Intl                           12,804                 $372,340
Darling Intl                                      683(b)                 2,541
Gold Kist                                       5,340(b)               111,499
J & J Snack Foods                              16,700                  824,312
M&F Worldwide                                   5,459(b)                69,821
Nash Finch                                     13,747                  489,118
Pilgrim's Pride                                16,962                  597,911
Seaboard                                          190                  255,550
Total                                                                2,723,092

Furniture & appliances (2.0%)
CompX Intl                                      1,236                   17,860
Ethan Allen Interiors                          12,300                  383,760
Furniture Brands Intl                          38,700                  778,257
Select Comfort                                 84,600(b)             2,055,780
Stanley Furniture                                 487                   20,576
Stanley Works                                   6,446                  287,556
Total                                                                3,543,789

Health care products (7.4%)
Abgenix                                        63,300(b)               455,760
Alkermes                                       35,800(b)               415,280
Allscripts Healthcare Solutions                55,900(b)               914,524
Alpharma Cl A                                   7,111                   91,519
Amylin Pharmaceuticals                         43,300(b)               691,934
Anika Therapeutics                              5,195(b)                78,600
Arrow Intl                                     24,700                  834,860
Bausch & Lomb                                   2,413                  188,431
Cephalon                                       10,511(b)               445,877
CNS                                             3,891                   81,711
Coherent                                        1,901(b)                62,410
Conmed                                         31,338(b)               982,134
Dade Behring Holdings                           7,416                  495,760
Edwards Lifesciences                            4,442(b)               203,044
Haemonetics                                    17,038(b)               693,447
HealthTronics                                  10,631(b)               134,907
Hologic                                           846(b)                31,141
Human Genome Sciences                          81,000(b)               913,680
ICU Medical                                    26,400(b)               870,408
Incyte                                        108,500(b)               827,855
Invitrogen                                        242(b)                19,198
Kensey Nash                                    28,449(b)               773,813
King Pharmaceuticals                            1,164(b)                11,011
Kos Pharmaceuticals                             5,423(b)               313,070
Medicines                                      28,600(b)               627,484
Mettler-Toledo Intl                             5,360(b,c)             262,640
Noven Pharmaceuticals                          31,300(b)               563,400
Nutraceutical Intl                              6,502(b)                85,761
Par Pharmaceutical Companies                    9,000(b)               288,000

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Health care products (cont.)
Respironics                                     1,319(b)               $88,162
Taro Pharmaceuticals Inds                       6,200(b,c)             202,802
Techne                                          2,111(b)                98,373
TriPath Imaging                                44,600(b)               383,114
USANA Health Sciences                           2,207(b)                96,887
Vital Signs                                     1,137                   47,947
Total                                                               13,274,944

Health care services (6.2%)
Alliance Imaging                               12,193(b)               122,296
American Retirement                             3,957(b)                54,171
Apria Healthcare Group                          2,303(b)                72,545
Charles River Laboratories Intl                 6,369(b)               306,285
Exelixis                                       82,982(b)               582,534
Genesis HealthCare                             43,565(b)             1,894,642
Humana                                         26,729(b)               971,866
Icon ADR                                       22,100(b,c)             668,746
Kindred Healthcare                             16,952(b)               654,008
LCA-Vision                                     10,800                  477,144
Life Sciences Research                          2,526(b)                31,449
Magellan Health Services                       12,741(b)               413,700
Manor Care                                     31,300                1,216,318
Matria Healthcare                              25,650(b)               730,769
Molina Healthcare                                 257(b)                11,000
Option Care                                    51,250                  681,625
Owens & Minor                                   9,605                  297,755
Per-Se Technologies                             8,868(b)               168,226
PRA Intl                                        1,244(b)                32,381
ResCare                                         1,290(b)                17,196
Sierra Health Services                          1,349(b)                89,128
SurModics                                       2,326(b)                91,691
Triad Hospitals                                29,600(b)             1,501,312
Total                                                               11,086,787

Home building (1.0%)
Centex                                         11,700                  766,116
NVR                                             1,399(b)             1,061,841
Total                                                                1,827,957

Household products (1.3%)
Chattem                                        12,570(b)               539,253
JAKKS Pacific                                  30,323(b)               626,776
Nu Skin Enterprises Cl A                       33,900                  765,802
Spectrum Brands                                12,158(b)               449,481
UniFirst                                          970                   35,502
Total                                                                2,416,814

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial services (1.5%)
Applied Industrial Technologies                18,890                 $575,012
Watsco                                         41,800                1,847,141
WESCO Intl                                      8,254(b)               241,017
Total                                                                2,663,170

Industrial transportation (2.2%)
Arkansas Best                                   2,381                   77,930
CNF                                            17,700                  788,535
EGL                                             5,315(b)               101,144
Forward Air                                     3,349                   89,921
Heartland Express                               5,921                  118,716
Kansas City Southern                            9,031(b)               180,530
Kirby                                           2,564(b)               109,380
Knight Transportation                           5,830                  142,544
Landstar System                                 6,031(b)               203,486
Vitran                                         27,400(b,c)             412,370
Wabash Natl                                    28,700                  714,917
Yellow Roadway                                 19,140(b)             1,010,233
Total                                                                3,949,706

Insurance (5.4%)
American Financial Group                        9,721                  315,155
AmerUs Group                                    2,275                  108,267
Arch Capital Group                                376(b,c)              16,788
Aspen Insurance Holdings                          900(c)                24,750
Endurance Specialty Holdings                   14,807(c)               539,715
First Acceptance                               12,300(b)               110,085
First American                                  8,493                  328,679
HCC Insurance Holdings                         37,800                1,482,138
Hilb Rogal & Hobbs                             35,700                1,217,013
LandAmerica Financial Group                       588                   33,046
Ohio Casualty                                 104,400                2,495,159
Protective Life                                 5,628                  226,189
Reinsurance Group of America                   16,700                  764,025
Safety Insurance Group                          4,369                  137,711
Selective Insurance Group                       2,666                  128,315
UICI                                            1,645                   41,372
United Fire & Casualty                            391                   15,394
USI Holdings                                   92,200(b)             1,079,662
Zenith Natl Insurance                          10,931                  692,479
Total                                                                9,755,942

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Leisure time & entertainment (0.6%)
Ambassadors Group                                 311                  $11,243
Arctic Cat                                        493                   10,649
Churchill Downs                                13,500                  581,311
Handleman                                       3,803                   69,024
Image Entertainment                             2,725(b)                10,927
Steinway Musical Instruments                    3,317(b)                93,937
Vail Resorts                                   11,456(b)               315,040
Total                                                                1,092,131

Lodging & gaming (1.6%)
Alliance Gaming                                70,000(b)               909,299
Ameristar Casinos                               1,878                   96,417
Aztar                                          27,800(b)               887,932
Bluegreen                                       3,086(b)                52,030
La Quinta                                      98,000(b)               849,660
Total                                                                2,795,338

Machinery (2.6%)
AGCO                                           30,400(b)               558,144
American Science & Engineering                  4,499(b)               171,457
Astec Inds                                     10,500(b)               230,265
Blount Intl                                     7,869(b)               138,967
Gardner Denver                                  5,776(b)               221,510
Global Power Equipment Group                   85,500(b)               654,930
Kennametal                                     11,410                  502,040
LeCroy                                          1,800(b)                29,628
MTS Systems                                     9,228                  294,465
Oshkosh Truck                                     146                   11,642
Regal-Beloit                                    1,193                   30,660
SBM Offshore                                   18,504(c)             1,186,543
Sun Hydraulics                                    889                   32,822
Toro                                           15,447                  664,993
Total                                                                4,728,066

Media (4.1%)
4Kids Entertainment                             9,374(b)               178,106
ADVO                                           26,400                  819,720
Catalina Marketing                             47,516                1,140,384
Consolidated Graphics                           2,591(b)               109,677
Entravision Communications Cl A                85,300(b)               633,779
John H Harland                                 12,732                  479,614
New Frontier Media                                776(b)                 4,656
Playboy Enterprises Cl B                       65,000(b)               823,550
Regent Communications                         162,000(b)               972,000
RH Donnelley                                    9,310(b)               572,379
TiVo                                           98,900(b)               666,586
Valassis Communications                        24,200(b)               839,498
Ventiv Health                                   1,636(b)                33,211
Total                                                                7,273,160

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals (2.5%)
AK Steel Holding                               45,542(b)              $348,396
Carpenter Technology                           14,100                  761,400
Century Aluminum                               30,100(b)               674,541
Cleveland-Cliffs                               10,300                  603,889
Commercial Metals                              14,000                  366,240
Gibraltar Inds                                 19,300                  377,508
Metal Management                               21,200                  389,444
Quanex                                         13,606                  706,015
Steel Dynamics                                  8,003                  215,201
Total                                                                4,442,634

Miscellaneous (--%)
Collectors Universe                               601(b)                 9,556

Multi-industry (2.5%)
Actuant Cl A                                   33,700(b)             1,516,500
AMETEK                                            837                   31,999
Arbitron                                          398                   16,055
GEO Group                                       2,954(b)                71,694
Global Imaging Systems                         24,322(b)               773,196
Labor Ready                                    12,189(b)               251,581
Pre-Paid Legal Services                           629                   23,694
Stewart & Stevenson Services                   32,200                  769,258
Stratasys                                      26,600(b)               860,776
Vertrue                                         4,795(b)               181,251
Total                                                                4,496,004

Paper & packaging (0.5%)
Greif Cl A                                      7,455                  541,829
Potlatch                                          616                   31,841
Silgan Holdings                                 5,079                  289,503
Total                                                                  863,173

Real estate (0.4%)
CoStar Group                                   18,300(b)               735,294

Real estate investment trust (1.7%)
Associated Estates Realty                      10,470                   90,566
CBL & Associates Properties                     6,796                  553,670
Equity Lifestyle Properties                       361                   13,696
Innkeepers USA Trust                           19,400                  262,094
Mission West Properties                         2,073                   19,694
Redwood Trust                                  13,800                  713,874
SL Green Realty                                   343                   21,249
Tanger Factory Outlet Centers                     492                   11,911
Taubman Centers                                 2,271                   72,082
Trizec Properties                              23,849                  465,294
Ventas                                         29,400                  839,075
Total                                                                3,063,205

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Restaurants (1.2%)
CKE Restaurants                                23,207                 $382,916
Dave & Buster's                                39,786(b)               714,557
Famous Dave's of America                        1,833(b)                19,888
Jack in the Box                                18,948(b)               785,962
Ruby Tuesday                                    8,900                  225,081
Total                                                                2,128,404

Retail -- drugstores (0.1%)
Longs Drug Stores                               2,674                  109,741

Retail -- general (3.7%)
7-Eleven                                        6,614(b)               197,428
Barnes & Noble                                 11,557(b)               437,432
BJ's Wholesale Club                             2,532(b)                76,340
Borders Group                                  37,900                  958,491
Build-A-Bear Workshop                             388(b)                10,631
Charming Shoppes                               15,025(b)               135,676
Children's Place Retail Stores                  4,429(b)               206,879
Department 56                                   3,614(b)                40,332
Finlay Enterprises                                611(b)                 7,931
Foot Locker                                    58,900                1,555,550
GameStop Cl B                                   3,083(b)                82,748
Goody's Family Clothing                         4,300                   30,530
Jo-Ann Stores                                   1,114(b)                29,800
Movie Gallery                                   7,890                  252,164
Pantry                                         12,660(b)               489,815
Party City                                        839(b)                11,217
Payless ShoeSource                             10,712(b)               180,283
Rent-A-Center                                  21,239(b)               502,515
Sotheby's Holdings Cl A                        19,483(b)               273,346
Stage Stores                                    4,199(b)               163,971
Stein Mart                                      2,389(b)                57,479
Trans World Entertainment                      15,998(b)               207,974
Tuesday Morning                                12,400(b)               376,836
United Auto Group                              12,600                  388,080
Total                                                                6,673,448

Retail -- grocery (--%)
Spartan Stores                                  1,886(b)                24,329

Telecom equipment & services (2.1%)
CommScope                                       4,356(b)                73,704
Comtech Telecommunications                     15,917(b)               575,718
FairPoint Communications                       30,700                  477,999
Premiere Global Services                       35,554(b)               399,983
SpectraLink                                    21,200                  244,224
UbiquiTel                                     151,096(b)             1,045,583
Westell Technologies Cl A                     172,400(b)             1,032,676
Total                                                                3,849,887

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (0.6%)
Genesco                                         1,618(b)               $55,417
Hartmarx                                        6,995(b)                66,313
K-Swiss Cl A                                    5,691                  182,681
Warnaco Group                                  30,900(b)               659,405
Wolverine World Wide                            4,264                   97,987
Total                                                                1,061,803

Utilities -- electric (0.1%)
Allegheny Energy                                1,011(b)                24,446
Cleco                                           1,802                   37,644
El Paso Electric                                5,343(b)               107,234
PNM Resources                                   2,789                   81,271
Unisource Energy                                  623                   17,924
Total                                                                  268,519

Utilities -- natural gas (1.3%)
Energen                                         9,673                  630,486
Natl Fuel Gas                                   4,913                  137,564
Nicor                                           1,339                   52,891
UGI                                            57,032                1,511,918
Total                                                                2,332,859

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Utilities -- telephone (0.8%)
Commonwealth Telephone
  Enterprises                                   8,414(b)              $439,632
General Communication Cl A                     96,700(b)               796,808
Talk America Holdings                          18,426(b)               163,807
Tessco Technologies                             4,141(b)                52,756
Total                                                                1,453,003

Total common stocks
(Cost: $153,808,695)                                              $174,015,474

Short-term securities (2.6%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
CRC Funding LLC
   06-01-05               3.05%            $3,100,000               $3,099,737
HSBC Finance
   06-01-05               3.07              1,600,000                1,599,864

Total short-term securities
(Cost: $4,700,000)                                                  $4,699,601

Total investments in securities
(Cost: $158,508,695)(d)                                           $178,715,075

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 3.0% of net assets.

(d) At May 31, 2005, the cost of securities for federal income tax purposes was $159,016,146 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $26,564,422
      Unrealized depreciation                                       (6,865,493)
                                                                    ----------
      Net unrealized appreciation                                  $19,698,929
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $158,508,695)                                                                              $178,715,075
Cash in bank on demand deposit                                                                                      124,870
Capital shares receivable                                                                                           224,711
Dividends and accrued interest receivable                                                                            94,101
Receivable for investment securities sold                                                                         2,144,428
                                                                                                                  ---------
Total assets                                                                                                    181,303,185
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              117,179
Payable for investment securities purchased                                                                       1,494,045
Accrued investment management services fee                                                                           19,065
Accrued distribution fee                                                                                              8,811
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           4,683
Accrued administrative services fee                                                                                   1,572
Other accrued expenses                                                                                              104,627
                                                                                                                    -------
Total liabilities                                                                                                 1,749,983
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $179,553,202
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    311,426
Additional paid-in capital                                                                                      149,936,094
Undistributed net investment income                                                                                   8,001
Accumulated net realized gain (loss)                                                                              9,092,054
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            20,205,627
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $179,553,202
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $122,560,969
                                                           Class B                                             $ 46,071,722
                                                           Class C                                             $  3,743,293
                                                           Class I                                             $  7,041,819
                                                           Class Y                                             $    135,399
Net asset value per share of outstanding capital stock:    Class A shares              21,107,913              $       5.81
                                                           Class B shares               8,146,718              $       5.66
                                                           Class C shares                 662,650              $       5.65
                                                           Class I shares               1,202,122              $       5.86
                                                           Class Y shares                  23,158              $       5.85
                                                                                           ------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $ 1,065,166
Interest                                                                                                             85,059
   Less foreign taxes withheld                                                                                       (6,861)
                                                                                                                     ------
Total income                                                                                                      1,143,364
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,560,155
Distribution fee
   Class A                                                                                                          272,058
   Class B                                                                                                          431,058
   Class C                                                                                                           38,537
Transfer agency fee                                                                                                 359,501
Incremental transfer agency fee
   Class A                                                                                                           26,448
   Class B                                                                                                           19,926
   Class C                                                                                                            1,611
Service fee -- Class Y                                                                                                  145
Administrative services fees and expenses                                                                           129,820
Compensation of board members                                                                                         8,848
Custodian fees                                                                                                      238,100
Printing and postage                                                                                                 89,860
Registration fees                                                                                                    56,412
Audit fees                                                                                                           19,500
Other                                                                                                                 8,686
                                                                                                                      -----
Total expenses                                                                                                    3,260,665
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (412,993)
                                                                                                                   --------
                                                                                                                  2,847,672
   Earnings credits on cash balances (Note 2)                                                                        (1,923)
                                                                                                                     ------
Total net expenses                                                                                                2,845,749
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (1,702,385)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                12,992,660
   Foreign currency transactions                                                                                         98
                                                                                                                         --
Net realized gain (loss) on investments                                                                          12,992,758
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            10,020,607
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            23,013,365
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $21,310,980
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund

Year ended May 31,                                                                       2005                        2004
Operations and distributions
Investment income (loss) -- net                                                     $  (1,702,385)            $  (1,140,646)
Net realized gain (loss) on investments                                                12,992,758                23,060,913
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  10,020,607                 2,276,331
                                                                                       ----------                 ---------
Net increase (decrease) in net assets resulting from operations                        21,310,980                24,196,598
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net realized gain
   Class A                                                                            (11,500,238)                 (878,329)
   Class B                                                                             (4,643,257)                 (420,277)
   Class C                                                                               (404,261)                  (39,464)
   Class I                                                                               (480,700)                       --
   Class Y                                                                                (17,882)                     (759)
                                                                                          -------                      ----
Total distributions                                                                   (17,046,338)               (1,338,829)
                                                                                      -----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             42,214,236                48,269,220
   Class B shares                                                                      11,856,869                18,655,759
   Class C shares                                                                         785,005                 1,637,275
   Class I shares                                                                       6,372,262                 4,115,715
   Class Y shares                                                                          42,940                    61,708
Reinvestment of distributions at net asset value
   Class A shares                                                                      11,350,576                   869,549
   Class B shares                                                                       4,582,819                   415,119
   Class C shares                                                                         390,851                    37,794
   Class I shares                                                                         479,601                        --
   Class Y shares                                                                          16,607                       631
Payments for redemptions
   Class A shares                                                                     (26,275,534)              (17,603,383)
   Class B shares (Note 2)                                                            (12,218,472)               (6,039,061)
   Class C shares (Note 2)                                                             (1,252,693)                 (519,096)
   Class I shares                                                                      (3,945,613)                  (14,633)
   Class Y shares                                                                         (48,940)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      34,350,514                49,886,597
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                38,615,156                72,744,366
Net assets at beginning of year                                                       140,938,046                68,193,680
                                                                                      -----------                ----------
Net assets at end of year                                                            $179,553,202              $140,938,046
                                                                                     ============              ============
Undistributed net investment income                                                  $      8,001              $      1,583
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 3.92% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT
caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,708,803 and accumulated net realized gain has been decreased by $1,708,803.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                        2005            2004
Class A
Distributions paid from:
      Ordinary income                               $7,971,199        $     --
      Long-term capital gain                         3,529,039         878,329
Class B
Distributions paid from:
      Ordinary income                                3,218,266              --
      Long-term capital gain                         1,424,991         420,277
Class C
Distributions paid from:
      Ordinary income                                  280,196              --
      Long-term capital gain                           124,065          39,464
Class I*
Distributions paid from:
      Ordinary income                                  333,176              --
      Long-term capital gain                           147,524              --
Class Y
Distributions paid from:
      Ordinary income                                   12,394              --
      Long-term capital gain                             5,488             759

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $ 3,389,930
Accumulated long-term gain (loss)                                  $ 6,217,576
Unrealized appreciation (depreciation)                             $19,698,176

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $4,445 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $479,234 for Class A, $41,753 for Class B and $760 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $276,796, $114,435, $9,913 and $377, respectively, and the management fees waived at the Fund level were $11,472. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $1,923 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $154,346,906 and $137,947,111, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2005
                                              Class A           Class B      Class C      Class I      Class Y
Sold                                        7,370,205         2,101,516      139,307    1,102,542        6,876
Issued for reinvested distributions         1,970,590           814,000       69,423       82,548        2,863
Redeemed                                   (4,553,292)       (2,202,331)    (218,459)    (698,249)      (8,566)
                                           ----------        ----------     --------     --------       ------
Net increase (decrease)                     4,787,503           713,185       (9,729)     486,841        1,173
                                            ---------           -------       ------      -------        -----

                                                                  Year ended May 31, 2004
                                              Class A           Class B      Class C     Class I*      Class Y
Sold                                        9,273,634         3,625,846      320,224      717,830       10,526
Issued for reinvested distributions           159,550            77,160        7,038           --          115
Redeemed                                   (3,330,481)       (1,158,562)     (98,145)      (2,549)          --
                                           ----------        ----------     --------     --------       ------
Net increase (decrease)                     6,102,703         2,544,444      229,117      715,281       10,641
                                            ---------         ---------      -------      -------       ------

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.63        $4.40        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .86         1.32         (.42)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .82         1.29         (.44)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.81        $5.63        $4.40         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $123          $92          $45           $15
Ratio of expenses to average daily net assets(c),(d)                     1.55%        1.54%        1.55%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets        (.84%)       (.80%)       (.79%)       (1.07%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         14.62%       29.45%       (9.09%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.54        $4.36        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.08)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .84         1.31         (.44)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .76         1.24         (.48)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.66        $5.54        $4.36         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $46          $41          $21            $7
Ratio of expenses to average daily net assets(c),(d)                     2.31%        2.31%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.60%)      (1.56%)      (1.55%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         13.73%       28.57%       (9.92%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.53        $4.35        $4.83         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.09)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.31         (.44)         (.35)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .76         1.24         (.48)         (.36)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.65        $5.53        $4.35         $4.83
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $4           $2            $1
Ratio of expenses to average daily net assets(c),(d)                     2.31%        2.30%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.60%)      (1.55%)      (1.54%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         13.74%       28.64%       (9.94%)       (6.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $5.66        $5.99
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.03)        (.02)
Net gains (losses) (both realized and unrealized)                          .87         (.31)
                                                                         -----        -----
Total from investment operations                                           .84         (.33)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.64)          --
                                                                         -----        -----
Net asset value, end of period                                           $5.86        $5.66
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $7           $4
Ratio of expenses to average daily net assets(c),(d)                     1.30%        1.06%(e)
Ratio of net investment income (loss) to average daily net assets        (.59%)        .18%(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%
Total return(f)                                                         14.89%       (5.51%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.32% and 1.66% for the periods ended May 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.65        $4.41        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .88         1.33         (.41)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .84         1.30         (.43)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.85        $5.65        $4.41         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.37%        1.37%        1.34%         1.36%(e)
Ratio of net investment income (loss) to average daily net assets        (.67%)       (.57%)       (.58%)        (.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         14.92%       29.61%       (8.88%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Core Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Core Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Small Cap Core Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           6.31%
     Dividends Received Deduction for corporations                       6.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.44182

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.19563
Total distributions                                                   $0.63745

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           6.31%
     Dividends Received Deduction for corporations                       6.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.44182

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.19563
Total distributions                                                   $0.63745

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           6.31%
     Dividends Received Deduction for corporations                       6.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.44182

Capital gain distributions -- taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 20, 2004                                                         $0.19563
Total distributions                                                   $0.63745

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           6.31%
     Dividends Received Deduction for corporations                       6.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.44182

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.19563
Total distributions                                                   $0.63745

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           6.31%
     Dividends Received Deduction for corporations                       6.07%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.44182

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.19563
Total distributions                                                   $0.63745

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

                                                   Beginning           Ending             Expenses
                                                  account value     account value       paid during         Annualized
                                                  Dec. 1, 2004      May 31, 2005        the period(a)      expense ratio
Class A
   Actual(b)                                        $1,000           $1,025.90             $7.83               1.55%
   Hypothetical (5% return before expenses)         $1,000           $1,017.20             $7.80               1.55%
Class B
   Actual(b)                                        $1,000           $1,022.90            $11.65               2.31%
   Hypothetical (5% return before expenses)         $1,000           $1,013.41            $11.60               2.31%
Class C
   Actual(b)                                        $1,000           $1,022.70            $11.65               2.31%
   Hypothetical (5% return before expenses)         $1,000           $1,013.41            $11.60               2.31%
Class I
   Actual(b)                                        $1,000           $1,027.30             $6.57               1.30%
   Hypothetical (5% return before expenses)         $1,000           $1,018.45             $6.54               1.30%
Class Y
   Actual(b)                                        $1,000           $1,027.40             $6.92               1.37%
   Hypothetical (5% return before expenses)         $1,000           $1,018.10             $6.89               1.37%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +2.59% for Class A, +2.29% for Class B, +2.27% for Class C, +2.73% for Class I and +2.74% for Class Y.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
39   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
40   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
41   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
42   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is at median.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale. The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
43   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
  Small Cap
        Value
           Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                         12

Investments in Securities                                14

Financial Statements                                     23

Notes to Financial Statements                            26

Report of Independent Registered
   Public Accounting Firm                                38

Federal Income Tax Information                           39

Fund Expenses Example                                    41

Board Members and Officers                               43

Approval of Investment Management Services Agreement     46

Proxy Voting                                             47

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Fund Snapshot AT MAY 31, 2005

PORTFOLIO MANAGERS

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio managers                Since               Years in industry
James S. McClure, CFA             3/04                       33
John P. Harloe, CFA               3/04                       29

Donald Smith & Co., Inc.

Portfolio managers                Since               Years in industry
Donald G. Smith                   3/04                       36
Richard L. Greenberg, CFA         3/04                       25

Franklin Portfolio Associates LLC

Portfolio managers                Since               Years in industry
John S. Cone, CFA                 3/04                       23
Michael F. Dunn, CFA              3/04                       18
Oliver E. Buckley                 3/04                       17
Kristin J. Crawford               3/04                       10
Langton C. Gavin, CFA             3/04                       10

Royce & Associates, LLC

Portfolio manager                 Since               Years in industry
Jay S. Kaplan                     6/01                       17

Goldman Sachs Assets Management, L.P.

Portfolio manager                 Since               Years in industry
Eileen Rominger*                  8/03                       20

* This portion of the Fund is managed by a team of portfolio managers led by Eileen Rominger.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

Inception dates by class
A: 6/18/01    B: 6/18/01   C: 6/18/01   I: 3/4/04    Y: 6/18/01

Ticker symbols by class
A: ASVAX      B: ASVBX     C: APVCX     I: --        Y: --

Total net assets                                         $1.125 billion

Number of holdings                                                  589

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer discretionary 18.1%
Financials 17.7%
Industrials 11.9%
Short-term securities* 11.6%
Information technology 11.5%
Materials 9.8%
Energy 7.7%
Health care 4.3%
Utilities 3.9%
Consumer staples 2.9%
Investment companies 0.4%
Telecommunications 0.2%

* Of the 11.6%, 2.4% is due to security lending activity and 9.2% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Royal Group Technologies
(Building materials & construction)                                1.7%
Dillard's Cl A (Retail -- general)                                 1.2
Genesis HealthCare (Health care services)                          1.1
Reliant Energy (Utilities -- electric)                             1.1
Men's Wearhouse (Retail -- general)                                1.0
Terex (Machinery)                                                  0.9
MI Developments Cl A (Real estate)                                 0.8
Flowserve (Machinery)                                              0.7
Kirby (Industrial transportation)                                  0.7
Kerzner Intl (Lodging & gaming)                                    0.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                         +12.30%    +15.11%     +14.66%

+12.30% = AXP Partners Small Cap Value Fund Class A (excluding sales charge) +15.11% = Russell 2000(R)Value Index (unmanaged)
+14.66% = Lipper Small-Cap Value Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B               Class C          Class I        Class Y
(Inception dates)            (6/18/01)             (6/18/01)             (6/18/01)        (3/4/04)       (6/18/01)
                                                      After                 After
                     NAV(1)      POP(2)    NAV(1)    CDSC(3)     NAV(1)    CDSC(4)         NAV(5)         NAV(6)
at May 31, 2005
1 year              +12.30%      +5.84%   +11.72%     +6.75%    +11.70%    +10.71%        +12.74%        +12.42%
3 years              +8.90%      +6.77%    +8.30%     +7.15%     +8.34%     +8.34%            N/A         +9.10%
Since inception     +11.35%      +9.70%   +10.69%    +10.12%    +10.77%    +10.77%         +7.04%        +11.51%

at June 30, 2005
1 year              +10.84%      +4.46%   +10.26%     +5.36%    +10.08%     +9.10%        +11.26%        +10.95%
3 years             +11.70%      +9.51%   +11.19%    +10.10%    +11.10%    +11.10%            N/A            N/A
Since inception     +11.89%     +10.26%   +11.26%    +10.90%    +11.30%    +11.30%         +8.87%        +12.04%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Value Fund's Class A shares rose 12.30%, excluding sales charge, for the 12 months ended May 31, 2005. The Fund underperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which gained 15.11%. The Fund also lagged its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 14.66% for the period. AXP Partners Small Cap Value Fund's portfolio is managed by five independent money management firms that each invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. As of May 31, 2005, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 19% of the Fund's portfolio; Donald Smith & Company, Inc. (Donald Smith) managed approximately 20%; Franklin Portfolio Associates LLC (Franklin Portfolio) managed approximately 20%; Goldman Sachs Asset Management, L.P. (Goldman Sachs) managed approximately 20%; and Royce & Associates, LLC (Royce) managed approximately 21%.

Q: What factors affected performance the most for your portion of AXP Partners Small Cap Value Fund for the annual period ended May 31, 2005?

    Barrow Hanley: Our portion of the Fund outperformed small-cap value stocks, as represented by the Russell Index, for the 12-month period ended May 31, 2005. On a relative basis, our best performing sector was health care, with Haemonetics and Sola Intl producing particularly good results. Sizable exposure to the energy sector, specifically the oil and gas industry, which benefited from persistently high oil prices, also helped our performance. For example, holdings in Chesapeake Energy, Murphy Oil and Encore Acquisition each added significantly to returns. A substantial allocation to industrials further boosted relative results, as many companies in this sector benefited from strong economic growth and increased pricing power. The top-performing stock on an absolute basis was Men's Wearhouse. This retailer logged impressive comparative store sales trends, as both men's suits and moderately priced sportswear, mostly at its resurgent K&G division, did well.

    Stocks that detracted from relative performance for the period included Mentor Graphics and American Italian Pasta. Mentor Graphics, a leading supplier of design automation software for circuit boards and semiconductors, suffered from a slowdown in order volumes in sympathy with generalized weakness in technology

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                         MEDIUM   SIZE
  X                      SMALL

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> A substantial allocation to industrials boosted relative results, as many companies in this sector benefited from strong economic growth and increased pricing power. [END CALLOUT QUOTE]

       -- Barrow Hanley

    spending. Shares of American Italian Pasta declined due to weakness in pasta sales due to the continued popularity of low-carb diets, such as the Atkins diet. The prospects for each of these companies remain promising.

    Donald Smith: Our portion of the Fund slightly underperformed the Russell Index for the annual period. Companies negatively impacted by higher oil prices, such as the airlines, suffered during the period, including Fund holdings Air France and America West Holdings. Visteon, an auto parts company, and Sea Containers, a large user of oil, were also hurt by the rise in oil prices. AK Steel and TriQuint Semiconductor disappointed as well. On the positive side, SEACOR Holdings, an oil service company, and USEC, a uranium enrichment company, benefited from the persistently high oil prices. Other strong performers for the annual period included American Natl Insurance, Genesis HealthCare, Prime Hospitality, Reliant Energy, RTI Intl Metals and Sierra Pacific Resources.

    Franklin Portfolio: Our portion of the Fund performed well against the Russell Index. During the period, most of the seven stock selection themes we use to rank securities helped determine winners and losers. In particular, stocks that looked inexpensive compared to their peers based on earnings and cash flow performed well, as did stocks with positive changes in their short-term earnings outlook and longer-term price momentum.

    Our industry-neutral approach worked particularly well within the technology, financial services and consumer durable sectors. Within the technology sector, strong contributors to relative return included DoubleClick, an Internet advertising firm, and Anixter International, a network wiring and electrical power company. Within financial services, credit products company Compucredit and Chicago banking firm Corus Bankshares performed especially well. In consumer durables, building and construction products company USG saw its share

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Companies negatively impacted by higher oil prices, such as the airlines, suffered during the period. [END CALLOUT QUOTE]

       -- Donald Smith

    price more than triple during the period as a result of pending asbestos liability legislation.

    Our portion of the Fund's holdings in the mining and metals, motor vehicles and parts, semiconductors and information services industries did not perform as well as those in the Russell Index. Within the mining industry, Reliance Steel & Aluminum and Steel Dynamics had positive returns for the period but lagged some of the better performing stocks in the group. Other disappointments included semiconductor firm ESS Technology and recreational vehicles manufacturer Monaco Coach. We eliminated ESS Technology in November. Direct marketing company Catalina Marketing, which we first purchased in December, also lagged.

    Goldman Sachs: Our portion of the Fund underperformed the Russell Index during the 12-month period. Our disciplined approach to high quality, attractively valued stocks served us well during the first half of the fiscal year, but this was more than offset during the second half of the period by the effects of stock specific weakness.

    Most of the stocks that detracted from performance during the annual period were in the technology, industrials and consumer cyclical sectors.

    Effective positioning in the energy and financials sectors contributed most positively to our portion of the Fund's relative performance.

    Royce: For the 12-month period, our portion of the Fund modestly underperformed the Russell Index but outperformed its peer group. The Fund benefited from the strong returns of holdings in the natural resources and health care industries. Holdings in industrial products, financial intermediaries, consumer services, industrial services and consumer products also did well. Marginal negative performance came from our holdings of diversified investment companies.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Stocks that looked inexpensive compared to their peers based on earnings and cash flow performed well. [END CALLOUT QUOTE]

       -- Franklin Portfolio

Q:  What changes did you make to your portion of the Fund?

    Barrow Hanley: Given our methodology, portfolio change depends mainly on our finding companies with the potential for high levels of fundamental improvement. As such, our portfolio turnover is usually much lower than that of the average manager. Changes to the portfolio are thus evolutionary in nature. During the annual period, we eliminated only four stocks from the portfolio -- Sola Intl, J.B. Hunt Transport, California Pizza Kitchen and Brinker Intl. We established positions in five stocks. These were Plexus, Valassis Communications, Tidewater, Littelfuse and Helen of Troy.

    Donald Smith: As always, our goal is to build a portfolio of inexpensively valued, low price/tangible book value stocks with substantial recovery potential. Based on these criteria, we purchased several stocks during the annual period, including 3Com, AK Steel Holding, American Natl Insurance, Audiovox, Dillard's, Integrated Silicon Solution, Lodgian, MI Developments, PXRE Group, Royal Group Technologies, SEACOR Holdings, Sierra Pacific Resources, Stillwater Mining, Sycamore Networks and TriQuint Semiconductor. As stocks did well, we either eliminated or scaled back positions. These included Genesis HealthCare, Prime Hospitality, Assured Guaranty, Circuit City and RTI Intl Metals.

    Franklin Portfolio: The one major change we made was in response to the annual rebalancing of the Russell Index that occurred near the end of June 2004. Although the change in the index was smaller than it had been over the past several years, we repositioned our portion of the Fund to track the revised index more closely. Starting in June, we began selling the stocks that were to be removed from the index and buying stocks that were to be added. We continued this process for several months.

    Goldman Sachs: Within the consumer area, we sold positions in Jakks Pacific and Too Inc., due to increased risk profiles related to a combination of competitive environment, management

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We believe a market environment that favors the delivery of profits over speculation is one in which our approach to stock selection can be quite effective. [END CALLOUT QUOTE]

       -- Goldman Sachs

    changes and an increase in acquisition activity. We also eliminated Patina Oil & Gas, which was recently acquired by Noble Energy, and Monaco Coach, as both investments reached our valuation targets. We established a new position in Central Pacific Financial, a Hawaiian bank, because we believe it should be able to achieve cost savings after its recent acquisition of an industry peer and could also benefit from an upturn in the Hawaiian economy. We initiated a position in Aspen Insurance Holdings, a Bermuda-based reinsurer, after the stock declined in line with its industry and regional peers, because the company sells at an attractive valuation and is led by a proven management team.

    Royce: We began to reduce the Fund's position in managed care specialist Centene in December 2004 as its price began rising, and we sold most of the Fund's position in construction aggregates firm Florida Rock Industries -- taking profits in each. We also took gains in technology businesses Neoware Systems and SPSS and reduced a position in Nordic American Tanker. We continued to hold substantial positions in other holdings that enjoyed strong performance during the period, such as healthcare services company AMERIGROUP, North American steel producer IPSCO and land contract drilling and oil and gas exploration business Unit Corporation. We chose to cut our losses and eliminate the Fund's position in technical networking products company Black Box. We established a position in reinsurance company Endurance Specialty Holdings and increased the Fund's position in apparel, shoe and accessories retailer Kenneth Cole Productions.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Barrow Hanley: Almost regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. Usually we identify these

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We believe the recent correction for small-cap stocks should ultimately be a boon for investors in this asset class with a long-term investment horizon. [END CALLOUT QUOTE]

       -- Royce

    company-specific opportunities because we are willing to look beyond temporary difficulties toward the long-term value of businesses. Our current portfolio reflects the cumulative total of these individual opportunities over the last several years and, as such, emphasizes beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects.

    Donald Smith: We feel our portion of the portfolio is attractively valued based on comparisons to key small-cap benchmarks. Companies with undervalued real estate holdings, such as Dillard's, MI Developments, Genesis HealthCare, Royal Group Technologies and Lodgian, are prominent in the portfolio. We also purchased five depressed technology companies during the fiscal year, each of which has a substantial cash position that should limit downside risk. Airlines, at the end of the annual period, represented about 5% of the portfolio. At the start of the period, the portfolio had larger holdings in the beneficiaries of higher oil prices, but we are currently finding more value in the energy users. Finally, we believe that our portion of the Fund is full of asset-rich companies that should continue to attract takeover interest.

    Franklin Portfolio: We continue to position our portion of the Fund to emphasize stocks with characteristics we have identified as potentially leading to long-term outperformance in the small-cap value universe. We focus on stocks with inexpensive valuations relative to their peers and their own history, while also having identifiable business or market momentum so their potential may be realized. We perform this analysis within industries and sectors and are careful to keep our portfolio's sector and industry weights similar to those in the Russell Index. When holdings no longer have the desired characteristics, we replace them with stocks that meet our criteria.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

    Goldman Sachs: We believe a market environment that favors the delivery of profits over speculation is one in which our approach to stock selection can be quite effective. We further believe that our portion of the Fund, built based on in-depth fundamental research, can perform well over the long term regardless of the market environment. Finally, we believe our reality-based and disciplined approach to valuation, using industry-specific, cash flow-oriented valuation metrics, allows us to better assess potential investments within each industry group.

    Royce: Our outlook remains cautious. We believe that large-cap stocks, after moving ahead of small-cap stocks in the first quarter of 2005, are likely to continue leading the equity market during what we suspect may be a decline for most equities through the next several months. That said, we believe the equity market is in the midst of a long-term period of low but positive returns, and small-cap stocks should remain competitive in this environment.

    We continue to look for what we believe is good value on a stock-by-stock basis. While the past fiscal year was a difficult time in which to find widespread purchase opportunities or the kind of deep discounts we like to see in stock prices, we believe the recent correction for small-cap stocks should ultimately be a boon for investors in this asset class with a long-term investment horizon. For us, the downturn has represented a fine opportunity to re-seed the portfolio following a solid harvesting period. Going forward, we hope to take advantage of falling prices by adding to existing positions and initiating new ones in businesses that we find attractive.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Value Fund Class A shares (from 7/1/01 to 5/31/05) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005            $--        $0.16           $0.67          $0.83
May 31, 2004             --           --              --             --
May 31, 2003             --         0.03              --           0.03
May 31, 2002(1)          --           --              --             --

(1) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

[LINE CHART]

                         VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                                AXP PARTNERS SMALL CAP VALUE FUND

AXP Partners Small Cap Value Fund Class A
  (includes sales charge) ($14,411)                  $ 9,425     $11,159      $9,770     $12,833     $14,411
Russell 2000(R) Value Index(1) ($15,453)             $10,000     $11,095     $10,263     $13,425     $15,453
Lipper Small-Cap Value Funds Index(2) ($15,670)      $10,000     $10,937     $10,144     $13,666     $15,670
                                                      7/1/01     5/31/02     5/31/03     5/31/04     5/31/05

COMPARATIVE RESULTS

Results at May 31, 2005                                                                          Since
                                                                  1 year         3 years     inception(3)
AXP Partners Small Cap Value Fund (includes sales charge)
Class A     Cumulative value of $10,000                          $10,584         $12,172      $14,411
            Average annual total return                           +5.84%          +6.77%       +9.70%
Russell 2000(R) Value Index(1)
            Cumulative value of $10,000                          $11,511         $13,929      $15,453
            Average annual total return                          +15.11%         +11.68%      +11.75%
Lipper Small-Cap Value Funds Index(2)
            Cumulative value of $10,000                          $11,466         $14,326      $15,670
            Average annual total return                          +14.66%         +12.73%      +12.15%

Results for other share classes can be found on page 4.

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (90.3%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (0.5%)
Curtiss-Wright                                 27,400               $1,498,232
DRS Technologies                                9,300(b)               437,844
Ducommun                                       45,154(b)               742,783
EDO                                            61,761                1,758,336
MTC Technologies                               51,768(b)             1,735,781
Total                                                                6,172,976

Airlines (1.8%)
Air France-KLM ADR                            286,770(c)             4,576,849
AirTran Holdings                              176,154(b)             1,719,263
Alaska Air Group                              217,000(b)             6,405,840
America West Holdings Cl B                    247,400(b,d)           1,385,440
Continental Airlines Cl B                     194,900(b)             2,701,314
ExpressJet Holdings                           145,500(b)             1,255,665
Frontier Airlines                              38,439(b)               469,340
SkyWest Airlines                              120,000                2,188,800
Total                                                               20,702,511

Automotive & related (1.6%)
Aftermarket Technology                         16,800(b)               257,712
American Axle & Mfg Holdings                   46,060                  953,442
Commercial Vehicle Group                        5,869(b)               107,931
Goodyear Tire & Rubber                        198,300(b,d)           2,853,537
Hayes Lemmerz Intl                             48,900(b)               317,850
Lear                                           89,300                3,366,610
STRATTEC SECURITY                              23,200(b)             1,174,616
Tenneco Automotive                             93,813(b)             1,407,195
Thor Inds                                      53,600                1,627,296
Visteon                                       569,000                4,341,470
Winnebago Inds                                 58,400                1,909,096
Total                                                               18,316,755

Banks and savings & loans (5.9%)
Alabama Natl BanCorporation                    28,614                1,799,248
Alliance Bankshares                            21,308(b)               305,983
Amegy Bancorp                                  29,500                  525,395
Anchor BanCorp Wisconsin                       29,500                  814,790
Bancorp                                        89,322(b)             1,402,355
Bank Mutual                                   175,200                1,899,168
Bank of Hawaii                                121,800                5,935,315
BankUnited Financial Cl A                      65,419                1,616,503
Berkshire Hills Bancorp                        22,185                  706,592

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
Boston Private Financial Holdings              21,700                 $531,216
Brookline Bancorp                              81,527                1,239,210
Capitol Bancorp                                16,900                  523,055
Cardinal Financial                             75,264(b)               684,902
Central Pacific Financial                      62,960                2,235,080
Citizens Banking                               78,048                2,261,831
City Holding                                   27,800                  939,084
Corus Bankshares                               42,500                2,181,100
Cullen/Frost Bankers                          123,300                5,500,414
Downey Financial                               20,900                1,567,918
Fidelity Bankshares                            63,148                1,562,901
First BanCorp Puerto Rico                      25,300(c)               969,749
First Community Bancorp                        10,200                  450,636
First Financial Holdings                       17,700                  503,388
First Indiana                                  18,000                  485,100
First Midwest Bancorp                          52,100                1,807,349
First Niagara Financial Group                 237,958                3,098,213
First Oak Brook Bancshares                     15,242                  420,527
First Republic Bank                            34,200                1,097,136
Hanmi Financial                                34,800                  559,236
IBERIABANK                                     24,148                1,420,868
Independent Bank                               14,400                  405,216
Interchange Financial Services                 11,335                  205,844
KNBT Bancorp                                   52,000                  775,320
Main Street Banks                              35,622                  939,352
Mercantile Bank                                18,000                  735,300
Millennium Bankshares                          54,206(b)               417,386
NetBank                                        89,456                  743,379
Pacific Capital Bancorp                        51,900                1,754,220
PFF Bancorp                                   114,613                3,328,362
Placer Sierra Bancshares                       32,789                  846,612
Prosperity Bancshares                          18,292                  496,079
Republic Bancorp                              124,170                1,714,167
Signature Bank                                  7,371(b)               180,737
Southcoast Financial                           22,576(b)               605,048
Sterling Bancorp                               21,603                  456,903
Sterling Bancshares                            63,800                  867,680
Sun Bancorp                                    10,985(b)               227,838
Susquehanna Bancshares                         74,100                1,686,516
SVB Financial Group                            36,900(b)             1,762,344
Texas United Bancshares                        21,769                  378,563

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
TierOne                                        30,500                 $735,813
Umpqua Holdings                                30,300                  706,293
United Community Banks                         33,364                  833,433
West Coast Bancorp                              4,820                  104,883
Total                                                               65,951,550

Beverages & tobacco (0.2%)
Boston Beer Cl A                               81,000(b)             1,709,910
NuCO2                                          29,149(b)               690,248
Total                                                                2,400,158

Broker dealers (0.3%)
Affiliated Managers Group                      27,825(b)             1,855,928
Investment Technology Group                    66,100(b)             1,304,814
optionsXpress Holdings                         20,088(b)               271,188
Total                                                                3,431,930

Building materials & construction (3.7%)
Aaon                                           50,750(b)               908,425
Comfort Systems USA                            68,296(b)               429,582
Drew Inds                                      46,200(b)             1,894,200
Eagle Materials                                16,900                1,481,623
ElkCorp                                        47,283                1,560,339
Florida Rock Inds                              40,275                2,635,999
Insituform Technologies Cl A                  302,000(b)             4,481,680
Louisiana-Pacific                              26,000                  654,680
Royal Group Technologies                    1,812,100(b,c)          19,588,801
Simpson Mfg                                    77,200                2,218,728
Texas Inds                                     42,312                1,947,198
Universal Forest Products                      35,545                1,414,691
USG                                            43,500(b,d)           1,994,475
Total                                                               41,210,421

Cable (0.1%)
LodgeNet Entertainment                         39,700(b)               673,312

Cellular telecommunications (0.2%)
Price Communications                          114,700(b)             1,971,693

Chemicals (1.7%)
Agrium                                        137,841(c)             2,603,816
Albemarle                                      55,847                2,124,420
FMC                                            42,800(b)             2,373,260
Minerals Technologies                          29,332                1,974,044
NL Inds                                        49,900(b)               758,480
Penford                                        37,400                  579,326
PolyOne                                       918,400(b)             6,171,648
Terra Inds                                    240,100(b)             1,524,635
Wellman                                        75,400                  847,496
Total                                                               18,957,125

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer hardware (0.6%)
Agilysys                                      103,100               $1,585,678
Black Box                                       6,879                  236,500
Hutchinson Technology                          62,874(b)             2,601,097
Insight Enterprises                           110,228(b)             2,158,264
Synaptics                                      12,155(b)               233,741
Total                                                                6,815,280

Computer software & services (5.6%)
3Com                                        2,024,000(b)             7,407,841
Ariba                                          14,738(b)                90,344
Autobytel                                     233,049(b)             1,132,618
Brady Cl A                                    240,500                7,352,086
Brooktrout                                     64,100(b)               639,077
Ciber                                         104,600(b)               852,490
Citadel Security Software                     153,941(b)               121,613
E.piphany                                      33,492(b)               116,887
EarthLink                                     167,700(b)             1,779,297
eFunds                                        131,800(b)             2,664,996
Foundry Networks                              218,100(b)             2,015,244
Intergraph                                     61,200(b)             1,921,068
Internet Security Systems                      21,400(b)               475,080
InterVideo                                    114,400(b)             1,736,592
iPass                                         250,800(b)             1,547,436
Lionbridge Technologies                       500,206(b)             2,491,026
MAXIMUS                                        77,600                2,660,904
McDATA Cl A                                    30,663(b)               116,826
Mentor Graphics                               580,700(b)             5,969,596
Mobility Electronics                          102,184(b)               899,219
NDCHealth                                      71,557                1,199,295
Neoware Systems                                98,600(b,d)             997,832
Perot Systems Cl A                            291,000(b)             3,759,720
Pervasive Software                            236,100(b)             1,093,143
Resources Connection                           17,296(b)               344,536
Reynolds & Reynolds Cl A                      213,300                5,820,957
Rimage                                         67,600(b)             1,429,740
SM&A                                          142,600(b)             1,249,176
Sybase                                         10,200(b)               208,080
Take-Two Interactive Software                  63,523(b)             1,636,352
Transaction Systems Architects                 82,400(b)             1,877,072
Ultimate Software Group                        58,173(b)               926,114
Total                                                               62,532,257

Electronics (4.4%)
Anaren                                         34,800(b)               412,032
Audiovox Cl A                                  62,200(b)               909,986
Catalyst Semiconductor                        288,700(b)             1,310,698
CTS                                            54,700                  582,555
CyberOptics                                    42,208(b)               542,795
Entegris                                      245,400(b)             2,380,380

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (cont.)
Fairchild Semiconductor Intl                   82,100(b)            $1,174,030
Franklin Electric                              25,327                  973,063
GrafTech Intl                                 355,740(b)             1,565,256
Integrated Silicon Solution                   587,800(b)             3,850,090
IXYS                                           49,400(b)               683,202
KEMET                                          86,300(b)               604,100
Littelfuse                                    153,300(b)             4,611,264
LoJack                                         62,054(b)               914,676
LSI Inds                                       35,700                  485,163
Methode Electronics                            87,666                1,046,732
Molecular Devices                              69,300(b)             1,338,876
Nu Horizons Electronics                       158,700(b)               933,156
OmniVision Technologies                       107,600(b,d)           1,702,232
Paxar                                          79,300(b)             1,397,266
Plexus                                        389,500(b)             5,355,625
Rofin-Sinar Technologies                       68,200(b)             2,202,860
ScanSource                                     24,630(b)             1,209,087
Skyworks Solutions                             18,377(b)               116,326
Tektronix                                      50,700                1,149,369
Tessera Technologies                           63,547(b)             1,870,824
Thomas & Betts                                 71,300(b)             2,201,744
TriQuint Semiconductor                        788,900(b)             2,674,371
TTM Technologies                              101,800(b)               808,292
Viisage Technology                            148,450(b,d)             635,366
Vishay Intertechnology                        286,500(b)             3,695,850
Total                                                               49,337,266

Energy (4.3%)
Berry Petroleum Cl A                            8,400                  399,504
Chesapeake Energy                             357,300                7,313,931
Encore Acquisition                            164,600(b)             6,139,580
Frontier Oil                                   50,263                2,458,363
Houston Exploration                            14,700(b)               749,259
Magnum Hunter Resources                       111,300(b)             1,720,698
Murphy Oil                                     77,200                7,546,301
Parallel Petroleum                             60,208(b)               410,016
Petroleum Development                          10,254(b)               267,937
Remington Oil and Gas                          79,300(b)             2,458,300
South Jersey Inds                              13,119                  743,847
St. Mary Land & Exploration                   112,500                2,927,250
Swift Energy                                   77,200(b)             2,636,380
TEL Offshore Trust Unit                            --                        2
Tesoro                                         33,700                1,469,320
USEC                                          383,500                5,234,775
Whiting Petroleum                             165,631(b)             5,727,520
Total                                                               48,202,983

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy equipment & services (3.6%)
Cimarex Energy                                104,397(b,d)          $3,928,459
Dril-Quip                                      28,800(b)               787,680
Edge Petroleum                                 81,200(b)             1,106,756
Energy Partners                                61,700(b)             1,409,845
Ensign Resource Service Group                 106,000(c)             2,418,151
Harvest Natural Resources                      51,200(b)               555,008
Holly                                          32,700                1,250,121
Hydril                                         22,316(b)             1,158,424
Lone Star Technologies                         26,400(b)             1,094,280
Oil States Intl                                93,482(b)             2,165,043
Patterson-UTI Energy                           44,900                1,189,401
Range Resources                               186,233                4,301,982
RPC                                            94,650                1,397,981
SEACOR Holdings                                59,300(b)             3,442,958
TETRA Technologies                             48,850(b)             1,348,260
Tidewater                                     228,400                7,902,641
Trican Well Service                            41,400(b,c)             898,924
Unit                                           72,600(b)             2,832,852
W-H Energy Services                            54,951(b)             1,190,788
Willbros Group                                 28,709(b,c)             332,450
Total                                                               40,712,004

Engineering & construction (0.4%)
Dycom Inds                                     22,900(b)               449,756
Infrasource Services                           48,874(b)               537,614
Lennox Intl                                    47,338                1,005,459
Modtech Holdings                              139,216(b)               863,139
Perini                                         24,100(b)               363,428
Washington Group Intl                          16,100(b)               772,961
Total                                                                3,992,357

Environmental services (0.1%)
TRC Companies                                  28,305(b)               322,677
Waste Connections                              24,258(b)               899,487
Total                                                                1,222,164

Finance companies (0.6%)
Accredited Home Lenders Holding                89,714(b)             3,765,296
Federal Agricultural Mtge Cl C                 30,000                  554,400
Financial Federal                              47,893                1,786,409
First Financial Bancorp                        12,900                  232,200
Total                                                                6,338,305

Financial services (0.6%)
Advanta Cl B                                   35,800                  883,186
CharterMac LP                                  15,100                  327,670
Cohen & Steers                                 40,100                  714,983
Irwin Financial                                65,352                1,371,738
Jones Lang LaSalle                             13,700(b)               581,017

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Financial services (cont.)
Knight Capital Group Cl A                     134,630(b)            $1,016,457
LECG                                           27,161(b)               523,664
PRG-Schultz Intl                              192,278(b)               742,193
SWS Group                                      45,800                  725,930
Total                                                                6,886,838

Food (1.3%)
American Italian Pasta Cl A                   246,976(d)             5,682,918
Chiquita Brands Intl                           97,400                2,832,392
CoolBrands Intl                                95,400(b,c)             310,145
Gold Kist                                      49,900(b)             1,041,912
Hain Celestial Group                           42,987(b)               773,766
Sensient Technologies                         215,980                4,395,193
Total                                                               15,036,326

Furniture & appliances (1.3%)
Aaron Rents                                    98,817                2,234,252
American Woodmark                              49,700                1,670,417
Ethan Allen Interiors                          75,000                2,340,000
Furniture Brands Intl                          87,100                1,751,581
Hooker Furniture                               62,500                  921,875
Natuzzi ADR                                   149,500(c)             1,352,975
Select Comfort                                 47,639(b)             1,157,628
Stanley Furniture                              51,100                2,158,975
Thomas Inds                                    30,500                1,216,035
Total                                                               14,803,738

Health care products (2.0%)
Abaxis                                         42,626(b)               445,442
Alpharma Cl A                                  27,400                  352,638
Barrier Therapeutics                           12,400(b)               197,904
Cell Therapeutics                              99,101(b,d)             294,330
CNS                                            85,500                1,795,500
Conceptus                                     136,287(b)               726,410
Endo Pharmaceuticals Holdings                  59,300(b)             1,203,790
First Horizon Pharmaceutical                  117,200(b)             2,203,360
Haemonetics                                    80,500(b)             3,276,349
Intuitive Surgical                             26,100(b)             1,291,950
Lexicon Genetics                              101,000(b)               488,840
Medarex                                        58,689(b)               444,863
Nutraceutical Intl                             94,664(b)             1,248,618
Par Pharmaceutical Companies                   14,000(b)               448,000
Perrigo                                       109,100                1,695,414
PSS World Medical                              84,955(b)               997,372
Renovis                                        54,508(b)               722,231
Salix Pharmaceuticals                          20,744(b)               363,227
Theragenics                                    49,100(b)               168,413
ThermoGenesis                                 159,952(b)               641,408
United Therapeutics                            16,745(b)               836,580

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Health care products (cont.)
Viasys Healthcare                              56,800(b)            $1,320,600
Vital Signs                                    22,300                  940,391
Total                                                               22,103,630

Health care services (2.4%)
AMN Healthcare Services                        42,863(b)               618,942
Applera - Celera Genomics Group                26,300(b,f)             260,896
Centene                                         7,700(b)               247,555
Cross Country Healthcare                       80,900(b)             1,371,255
Genesis HealthCare                            297,200(b)            12,925,227
Gentiva Health Services                        68,400(b)             1,086,876
Healthcare Services Group                      93,500                1,748,450
Horizon Health                                 50,300(b)             2,205,655
Kindred Healthcare                             21,900(b)               844,902
LifePoint Hospitals                             7,146(b)               321,427
Molina Healthcare                              26,900(b)             1,151,320
PAREXEL Intl                                   40,202(b)               733,687
Psychiatric Solutions                          12,190(b)               499,181
Radiologix                                    222,643(b)               874,987
U.S. Physical Therapy                         112,300(b)             1,800,169
United Surgical Partners Intl                  12,163(b)               585,527
Total                                                               27,276,056

Home building (0.7%)
Beazer Homes USA                               31,561                1,687,251
Monaco Coach                                   69,300                1,137,213
Standard-Pacific                               22,391                1,793,967
Technical Olympic USA                          75,750                1,658,925
WCI Communities                                44,708(b)             1,336,769
Total                                                                7,614,125

Household products (1.4%)
Elizabeth Arden                                95,143(b)             1,999,906
Helen of Troy                                 119,516(b,c)           2,760,819
Inter Parfums                                  87,800                1,558,450
JAKKS Pacific                                  95,600(b)             1,976,052
Jarden                                          8,219(b)               418,183
Nature's Sunshine Products                     35,500                  584,685
Nu Skin Enterprises Cl A                      114,100                2,577,519
Oneida                                        101,084(b)               237,547
Playtex Products                               65,811(b)               709,443
Tupperware                                     54,000                1,220,400
Yankee Candle                                  60,800                1,918,240
Total                                                               15,961,244

Industrial services (0.2%)
Applied Industrial Technologies                55,852                1,700,135

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial transportation (3.0%)
Amerco                                         13,900(b)              $739,202
Arkansas Best                                  29,000                  949,170
ArvinMeritor                                   35,151                  506,174
Covenant Transport Cl A                       157,100(b)             2,180,548
DryShips                                       10,645(b,c)             196,933
Forward Air                                    17,023                  457,068
GATX                                           58,900                1,965,493
Heartland Express                              47,419                  950,751
Kirby                                         191,900(b)             8,186,453
Nordic American Tanker Shipping                27,800(c,d)           1,112,000
OMI                                            97,139                1,878,668
Overnite                                       47,300                2,015,926
SCS Transportation                             71,399(b)             1,303,032
Sea Containers Cl A                           306,000(c)             4,284,000
Swift Transportation                           66,700(b)             1,637,485
Wabash Natl                                   223,415                5,565,268
Total                                                               33,928,171

Insurance (5.0%)
Alleghany                                       2,372(b)               664,753
American Natl Insurance                        27,300                3,150,420
American Physicians Capital                    54,100(b)             1,874,565
AMERIGROUP                                     64,600(b)             2,534,904
AmerUs Group                                   49,800                2,369,982
Arch Capital Group                              9,000(b,c)             401,850
Argonaut Group                                 52,700(b)             1,103,538
Aspen Insurance Holdings                      124,889(c)             3,434,448
CNA Surety                                     90,200(b)             1,246,564
Donegal Group Cl A                             23,777                  438,923
Endurance Specialty Holdings                   63,600(c)             2,318,220
Erie Indemnity Cl A                            13,000                  673,400
FBL Financial Group Cl A                      147,600                3,948,300
Hooper Holmes                                 230,900                  923,600
Horace Mann Educators                          24,500                  445,900
LandAmerica Financial Group                    43,400                2,439,080
Natl Atlantic Holdings                         35,846(b)               407,927
Navigators Group                               22,552(b)               749,628
NYMAGIC                                        19,085                  390,288
Ohio Casualty                                  76,100                1,818,790
Phoenix Companies                              98,900                1,137,350
Presidential Life                              48,700                  737,805
ProAssurance                                   79,507(b)             3,110,314
ProCentury                                     81,116                  827,383
PXRE Group                                    247,968(c)             5,933,875
Reinsurance Group of America                   10,200                  466,650
RLI                                            58,229                2,546,936
Safety Insurance Group                          9,900                  312,048
Scottish Re Group                              82,700(c)             1,933,526

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (cont.)
StanCorp Financial Group                       15,768               $1,180,235
State Auto Financial                            9,500                  256,500
Stewart Information Services                   21,600                  847,800
UICI                                           86,100                2,165,415
United Fire & Casualty                         74,121                2,918,144
Total                                                               55,709,061

Investment companies (0.4%)
Apollo Investment                              63,387                1,038,913
iShares Russell 2000
  Value Index Fund                             21,397                3,968,074
Total                                                                5,006,987

Leisure time & entertainment (1.8%)
Arctic Cat                                     56,300                1,216,080
Atari                                         579,887(b)             1,432,321
Brunswick                                     163,800                7,049,951
Callaway Golf                                  80,400                  939,876
Handleman                                      84,800                1,539,120
Head                                          755,200(b,c)           2,265,600
K2                                            118,262(b)             1,488,919
Multimedia Games                              113,000(b,d)           1,205,710
Radica Games                                   76,250(c)               657,275
RC2                                            57,200(b)             2,061,488
Total                                                               19,856,340

Lodging & gaming (1.9%)
Aztar                                          56,415(b)             1,801,895
Dover Downs Gaming &
  Entertainment                               131,400                1,554,462
Kerzner Intl                                  132,000(b,c)           8,128,560
La Quinta                                     267,300(b)             2,317,491
Lodgian                                       556,348(b)             5,285,306
Sunterra                                      123,800(b)             1,931,280
Total                                                               21,018,994

Machinery (4.6%)
Blount Intl                                    96,000(b)             1,695,360
Blyth                                          36,900                1,045,746
Flowserve                                     283,300(b)             8,348,851
Harsco                                        131,900                7,654,157
IDEX                                          199,500                7,662,795
Joy Global                                     11,000                  412,940
Kaydon                                        200,700                5,727,978
Key Technology                                160,300(b)             1,763,300
Lawson Products                                11,500                  492,200
Lincoln Electric Holdings                      75,400                2,470,104
Lindsay Mfg                                     6,211                  124,282
Lydall                                        108,725(b)               895,894

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (cont.)
MTS Systems                                     6,591                 $210,319
Regal-Beloit                                   45,600                1,171,920
Semitool                                      136,500(b)             1,197,105
Tennant                                         9,370                  349,501
Terex                                         268,439(b)            10,608,709
Total                                                               51,831,161

Media (1.6%)
ADVO                                           46,115                1,431,871
Catalina Marketing                             64,700                1,552,800
Courier                                        28,350                  993,384
DoubleClick                                   215,900(b)             1,776,857
Entravision Communications Cl A                61,800(b)               459,174
Gray Television                                94,900                1,115,075
John H Harland                                 21,000                  791,070
Journal Register                               72,157(b)             1,198,528
Liberty                                        28,500                1,029,135
LIN TV Cl A                                    49,100(b)               714,405
Sinclair Broadcast Group Cl A                  37,200                  327,732
Valassis Communications                       179,700(b)             6,233,793
Total                                                               17,623,824

Metals (3.0%)
AK Steel Holding                              822,800(b)             6,294,421
Apex Silver Mines                              27,200(b,c)             365,840
Century Aluminum                              244,800(b)             5,485,968
Commercial Metals                              72,627                1,899,922
Earle M Jorgensen                             115,704(b)               966,128
Gibraltar Inds                                 93,700                1,832,772
IPSCO                                          37,400(c)             1,921,238
Metal Management                               88,500                1,625,745
Mueller Inds                                  123,598                3,337,146
Oregon Steel Mills                             67,860(b)             1,198,408
Reliance Steel & Aluminum                      45,300                1,743,597
RTI Intl Metals                               130,700(b)             3,579,873
Schnitzer Steel Inds Cl A                      12,262                  283,497
Steel Dynamics                                 45,300                1,218,117
Steel Technologies                             90,900                1,818,000
Total                                                               33,570,672

Multi-industry (1.5%)
Actuant Cl A                                   43,608(b)             1,962,360
Anixter Intl                                   53,303(b)             2,015,386
Baldor Electric                                24,649                  619,922
FTI Consulting                                 54,000(b)             1,187,460
GEO Group                                      16,500(b)               400,455
Gladstone Capital                              25,600                  581,632
Hughes Supply                                  50,085                1,302,210
Imation                                         7,042                  265,906

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-industry (cont.)
ITT Educational Services                       47,665(b)            $2,163,515
Jacuzzi Brands                                149,341(b)             1,524,772
Lancaster Colony                               34,000                1,493,960
Medical Staffing
  Network Holdings                            115,368(b)               626,448
TeleTech Holdings                              67,900(b)               554,743
Woodward Governor                              23,900                1,849,143
Total                                                               16,547,912

Paper & packaging (0.9%)
AptarGroup                                     20,600                1,030,000
Caraustar Inds                                262,874(b)             2,760,177
Chesapeake                                    248,177                5,179,453
Ennis                                          29,300                  465,577
Wausau-Mosinee Paper                           15,457                  193,213
Total                                                                9,628,420

Precious metals (0.7%)
Agnico-Eagle Mines                             86,500(c)             1,025,025
Eldorado Gold                                 174,400(b,c)             402,864
Glamis Gold                                    72,200(b,c)           1,031,738
Goldcorp                                       41,200(c)               559,908
Golden Star Resources                          50,200(b)               143,070
Hecla Mining                                  216,900(b)               971,712
Meridian Gold                                  90,200(b,c)           1,490,104
Minefinders                                    82,300(b,c)             442,774
Stillwater Mining                             347,700(b)             2,346,975
Total                                                                8,414,170

Real estate (1.3%)
Brookfield Homes                               18,600                  852,996
MI Developments Cl A                          302,300(c,d)           9,144,575
Wellsford Real Properties                     277,700(b)             4,859,750
Total                                                               14,857,321

Real estate investment trust (4.5%)
Acadia Realty Trust                            46,102                  781,429
Agree Realty                                   34,358                  987,793
American Campus Communities                    11,253                  230,687
AmeriVest Properties                           35,107                  154,471
Arbor Realty Trust                             50,000                1,332,500
BioMed Realty Trust                            37,997                  849,233
Brandywine Realty Trust                        61,884                1,742,653
Capital Automotive                            126,913                4,540,946
Capital Trust Cl A                              9,700                  339,209
Commercial Net Lease Realty                    96,147                1,865,252
Corporate Office Properties Trust               8,626                  240,924
Correctional Properties Trust                  72,218                1,877,668
Cousins Properties                             75,200                2,131,168

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real estate investment trust (cont.)
Entertainment Properties Trust                 57,185               $2,544,733
Equity Inns                                   164,800                1,975,952
Equity One                                     49,500                1,058,805
FelCor Lodging Trust                          124,400(b)             1,731,648
Gables Residential Trust                       16,951                  617,186
Getty Realty                                   25,900                  715,876
Hersha Hospitality Trust                       29,039                  276,451
Innkeepers USA Trust                          109,900                1,484,749
Investors Real Estate Trust                    37,700                  354,757
LaSalle Hotel Properties                       39,062                1,207,016
Lexington Corporate
  Properties Trust                            131,008                3,017,113
LTC Properties                                 48,200                  955,324
MFA Mtge Investments                          144,943                1,027,646
Natl Health Investors                          41,700                1,112,139
New Century Financial                          28,600                1,457,170
Omega Healthcare Investors                    141,219                1,687,567
Parkway Properties                             55,014                2,654,426
Post Properties                                18,589                  609,719
Prentiss Properties Trust                      48,178                1,662,141
RAIT Investment Trust                          75,927                2,171,512
Redwood Trust                                  11,300                  584,549
Senior Housing Properties Trust               119,000                2,140,810
Spirit Finance                                 25,332                  278,652
Town & Country Trust                           22,805                  628,278
Trustreet Properties                           23,400                  368,550
U-Store-It Trust                               40,673                  768,720
Universal Health Realty
  Income Trust                                  4,900                  181,153
Total                                                               50,346,575

Restaurants (1.2%)
Buca                                          121,402(b)               619,150
California Pizza Kitchen                       38,193(b)               916,632
CBRL Group                                     35,600                1,449,632
CEC Entertainment                              38,100(b)             1,544,955
Fox & Hound Restaurant Group                   68,259(b)               839,586
Jack in the Box                                56,800(b)             2,356,064
Lone Star Steakhouse & Saloon                  20,300                  613,263
O`Charley's                                    64,500(b)             1,197,765
Ruby Tuesday                                   77,300                1,954,917
Ryan's Restaurant Group                       123,100(b)             1,718,476
Total                                                               13,210,440

Retail -- general (7.0%)
Advance Auto Parts                            123,500(b)             7,319,845
AnnTaylor Stores                               50,400(b)             1,298,304
Big Lots                                      189,385(b)             2,397,614

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Bon-Ton Stores                                 13,300                 $240,331
Brookstone                                    260,815(b)             5,252,814
Buckle                                         69,600                2,746,416
Build-A-Bear Workshop                          25,100(b)               687,740
Cato Cl A                                      85,900                2,479,074
Claire's Stores                                81,600                1,924,128
Conn's                                         26,800(b)               511,612
Cost Plus                                      97,000(b)             2,256,220
Deb Shops                                      83,200                2,513,472
Department 56                                  60,100(b)               670,716
Dillard's Cl A                                589,600               14,103,231
Dollar General                                202,200                3,965,142
Dress Barn                                     72,928(b)             1,319,997
Fossil                                         64,660(b)             1,380,491
GameStop Cl A                                  41,300(b)             1,204,308
GameStop Cl B                                  42,400(b)             1,138,016
Gymboree                                      138,173(b)             1,829,411
Linens `N Things                               81,300(b)             1,981,281
Men's Wearhouse                               224,400(b)            11,527,428
Payless ShoeSource                             19,400(b)               326,502
Pier 1 Imports                                 94,900                1,593,371
School Specialty                               16,849(b)               660,818
Sharper Image                                  66,226(b)               880,144
Sonic Automotive                               22,200                  473,304
Talbots                                        47,000                1,393,550
Too                                            92,800(b)             1,844,864
Trans World Entertainment                      41,600(b)               540,800
Tuesday Morning                                 7,963(b)               241,996
United Auto Group                              12,000                  369,600
Weis Markets                                   44,300                1,627,582
Zale                                           40,322(b)             1,257,240
Total                                                               79,957,362

Telecom equipment & services (1.2%)
Alaska Communications
  Systems Group                               124,956                1,183,333
Catapult Communications                        66,800(b)               939,876
Cincinnati Bell                               209,164(b)               826,198
CommScope                                      87,200(b)             1,475,424
Comtech Telecommunications                     11,800(b)               426,806
Ditech Communications                         152,127(b)             1,096,836
Golden Telecom                                  8,600(c)               225,492
Iowa Telecommunications Services               26,763                  503,144
Sycamore Networks                             716,700(b)             2,422,446
Valor Communications Group                     42,169                  573,498
West                                          124,490(b)             4,374,579
Total                                                               14,047,632

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (1.3%)
Cherokee                                       25,100                 $886,532
Cutter & Buck                                  86,300                1,133,119
K-Swiss Cl A                                   93,354                2,996,663
Kellwood                                       39,525                  994,449
Kenneth Cole Productions Cl A                  77,500                2,332,750
Oakley                                         31,000                  455,700
Polo Ralph Lauren                              30,800                1,193,500
Steven Madden                                  66,200(b)             1,175,712
Stride Rite                                   139,000                1,652,710
Wolverine World Wide                           98,550                2,264,679
Total                                                               15,085,814

Utilities -- electric (2.8%)
Avista                                         28,930                  510,036
Central Vermont Public Service                  9,950                  208,950
CH Energy Group                                18,100                  818,120
Cleco                                         125,795                2,627,858
CMS Energy                                    221,380(b)             2,928,857
El Paso Electric                              152,900(b)             3,068,703
MGE Energy                                      9,059                  326,124
Otter Tail                                     37,700                  959,842
PNM Resources                                  62,977                1,835,150
Reliant Energy                              1,040,000(b)            12,792,000
Sierra Pacific Resources                      299,831(b,d)           3,582,980
UIL Holdings                                   18,400                  953,856
Westar Energy                                  42,571                  982,113
Total                                                               31,594,589

Utilities -- natural gas (1.2%)
AGL Resources                                  52,388                1,846,153
Atmos Energy                                  127,362                3,603,071
Energen                                        15,319                  998,492
Nicor                                           5,600                  221,200
Northwest Natural Gas                          61,712                2,233,974
Piedmont Natural Gas                           15,525                  379,742
Southern Union                                 34,293(b)               839,160
Southwest Gas                                   5,902                  147,432
Syntel                                         27,100                  424,386
WGL Holdings                                   74,700                2,430,738
Total                                                               13,124,348

Utilities -- telephone (--%)
CT Communications                              28,600                  346,060

Total common stocks
(Cost: $929,638,975)                                            $1,016,028,992

Other (--%)
Issuer                                         Shares                 Value(a)

Air France ADR
  Warrants                                    260,700(b,c)            $125,136

Total other
(Cost: $--)                                                           $125,136

Bond (--%)
Issuer                  Coupon              Principal                 Value(a)
                         rate                amount
Mueller Inds
   11-01-14               6.00%              $492,000                 $474,780

Total bond
(Cost: $492,000)                                                      $474,780

Short-term securities (11.8%)(e)
Issuer                 Effective            Amount                    Value(a)
                         yield            payable at
                                           maturity
Commercial paper
Alpine Securitization
   06-06-05               3.02%           $10,000,000               $9,994,967
Amsterdam Funding
   06-15-05               3.03             10,000,000                9,987,375
BNP Paribas North America
   06-01-05               3.06             28,000,000               27,997,619
CRC Funding LLC
   06-01-05               3.05             11,100,000               11,099,060
Fairway Finance
   06-24-05               3.03             10,000,000                9,979,834
HSBC Finance
   06-01-05               3.07             14,800,000               14,798,738
Neiuw Amsterdam
   06-27-05               3.04              9,000,000                8,979,548
Sheffield Receivables
   06-01-05               3.16             10,000,000                9,999,121
   06-03-05               2.90             10,000,000                9,997,584
White Pine Finance LLC
   06-20-05               3.04             10,000,000                9,983,167
Windmill Funding
   06-21-05               3.04             10,000,000                9,982,326

Total short-term securities
(Cost: $132,810,493)                                              $132,799,339

Total investments in securities
(Cost: $1,062,941,468)(g)                                       $1,149,428,247

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 7.4% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. See Note 5 to the financial statements. 9.3% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) At May 31, 2005, the cost of securities for federal income tax purposes was $1,065,813,289 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $138,008,671
      Unrealized depreciation                                      (54,393,713)
                                                                   -----------
      Net unrealized appreciation                                 $ 83,614,958
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,062,941,468)                                                                        $1,149,428,247
Cash in bank on demand deposit                                                                                       20,156
Capital shares receivable                                                                                           247,385
Dividends and accrued interest receivable                                                                           654,345
Receivable for investment securities sold                                                                        12,203,078
                                                                                                                 ----------
Total assets                                                                                                  1,162,553,211
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              447,722
Payable for investment securities purchased                                                                       8,408,349
Payable upon return of securities loaned (Note 5)                                                                28,082,600
Accrued investment management services fee                                                                          114,259
Accrued distribution fee                                                                                             60,984
Accrued service fee                                                                                                       3
Accrued transfer agency fee                                                                                          29,143
Accrued administrative services fee                                                                                   8,777
Other accrued expenses                                                                                              209,959
                                                                                                                    -------
Total liabilities                                                                                                37,361,796
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,125,191,415
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,713,768
Additional paid-in capital                                                                                      935,398,576
Undistributed net investment income                                                                                 266,349
Accumulated net realized gain (loss)                                                                            101,325,943
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          86,486,779
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,125,191,415
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $  746,569,553
                                                           Class B                                           $  347,749,645
                                                           Class C                                           $   21,382,301
                                                           Class I                                           $    9,252,001
                                                           Class Y                                           $      237,915
Net asset value per share of outstanding capital stock:    Class A shares                112,761,101         $         6.62
                                                           Class B shares                 53,888,572         $         6.45
                                                           Class C shares                  3,306,736         $         6.47
                                                           Class I shares                  1,384,674         $         6.68
                                                           Class Y shares                     35,744         $         6.66
                                                                                              ------         --------------
* Including securities on loan, at value (Note 5)                                                            $   26,660,901
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                              $ 11,298,790
Interest                                                                                                  2,938,027
Fee income from securities lending (Note 5)                                                                 147,496
   Less foreign taxes withheld                                                                              (32,606)
                                                                                                            -------
Total income                                                                                             14,351,707
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        9,857,858
Distribution fee
   Class A                                                                                                1,851,124
   Class B                                                                                                3,558,599
   Class C                                                                                                  222,997
Transfer agency fee                                                                                       2,444,014
Incremental transfer agency fee
   Class A                                                                                                  174,674
   Class B                                                                                                  145,587
   Class C                                                                                                    9,112
Service fee -- Class Y                                                                                          239
Administrative services fees and expenses                                                                   824,914
Compensation of board members                                                                                12,981
Custodian fees                                                                                              272,927
Printing and postage                                                                                        356,075
Registration fees                                                                                            96,430
Audit fees                                                                                                   20,000
Other                                                                                                        48,390
                                                                                                             ------
Total expenses                                                                                           19,895,921
   Earnings credits on cash balances (Note 2)                                                               (17,918)
                                                                                                            -------
Total net expenses                                                                                       19,878,003
                                                                                                         ----------
Investment income (loss) -- net                                                                          (5,526,296)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       137,159,364
   Foreign currency transactions                                                                             (1,508)
                                                                                                             ------
Net realized gain (loss) on investments                                                                 137,157,856
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (5,722,066)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   131,435,790
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $125,909,494
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund

Year ended May 31,                                                                       2005                        2004
Operations and distributions
Investment income (loss) -- net                                                    $   (5,526,296)           $   (7,018,929)
Net realized gain (loss) on investments                                               137,157,856               145,529,616
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (5,722,066)               88,280,248
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                       125,909,494               226,790,935
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                         (87,160,923)                       --
      Class B                                                                         (42,002,961)                       --
      Class C                                                                          (2,641,893)                       --
      Class I                                                                            (987,102)                       --
      Class Y                                                                             (29,363)                       --
                                                                                      -----------               -----------
Total distributions                                                                  (132,822,242)                       --
                                                                                     ------------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            186,154,654               183,962,000
   Class B shares                                                                      55,968,406                74,804,282
   Class C shares                                                                       3,383,949                 5,056,172
   Class I shares                                                                      11,767,518                 4,381,408
   Class Y shares                                                                          82,648                   106,014
Reinvestment of distributions at net asset value
   Class A shares                                                                      86,153,624                        --
   Class B shares                                                                      41,351,458                        --
   Class C shares                                                                       2,544,957                        --
   Class I shares                                                                         985,864                        --
   Class Y shares                                                                          27,705                        --
Payments for redemptions
   Class A shares                                                                    (178,725,166)             (104,975,609)
   Class B shares (Note 2)                                                            (94,333,731)              (59,977,599)
   Class C shares (Note 2)                                                             (5,791,867)               (4,446,774)
   Class I shares                                                                      (7,664,344)                  (81,055)
   Class Y shares                                                                         (56,785)                 (287,059)
                                                                                          -------                  --------
Increase (decrease) in net assets from capital share transactions                     101,848,890                98,541,780
                                                                                      -----------                ----------
Total increase (decrease) in net assets                                                94,936,142               325,332,715
Net assets at beginning of year                                                     1,030,255,273               704,922,558
                                                                                    -------------               -----------
Net assets at end of year                                                          $1,125,191,415            $1,030,255,273
                                                                                   ==============            ==============
Undistributed (excess of distributions over) net investment income                 $      266,349            $     (532,435)
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund recently changed its definition of what constitutes a small cap company, such that it now invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index, and where as it previously invested in small companies with market capitalization, at the time of investment, of up to $2 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.82% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,325,080 and accumulated net realized gain has been decreased by $6,501,230 resulting in a net reclassification adjustment to increase paid-in capital by $176,150.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                     2005              2004
Class A
Distributions paid from:
      Ordinary income                              $16,290,844            $--
      Long-term capital gain                        70,870,079             --
Class B
Distributions paid from:
      Ordinary income                                7,846,326             --
      Long-term capital gain                        34,156,635             --
Class C
Distributions paid from:
      Ordinary income                                  493,680             --
      Long-term capital gain                         2,148,213             --
Class I*
Distributions paid from:
      Ordinary income                                  184,434             --
      Long-term capital gain                           802,668             --
Class Y
Distributions paid from:
      Ordinary income                                    5,486             --
      Long-term capital gain                            23,877             --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $11,156,369
Accumulated long-term gain (loss)                                 $93,307,744
Unrealized appreciation (depreciation)                            $83,614,958

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $576,478 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P., Franklin Portfolio Associates LLC, Barrow, Hanley, Mewhinney & Strauss, Inc. and Donald Smith & Co., Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,381,541 for Class A, $377,246 for Class B and $2,662 for Class C for the year ended May 31, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $17,918 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $714,823,931 and $769,653,788, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $4,643 for the year ended May 31, 2005.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended May 31, 2005
                                              Class A         Class B      Class C        Class I     Class Y
Sold                                       27,439,204       8,386,049      508,589      1,720,447      12,193
Issued for reinvested distributions        12,782,433       6,274,880      385,599        145,408       4,092
Redeemed                                  (26,499,321)    (14,380,169)    (875,315)    (1,123,122)     (8,385)
                                          -----------     -----------     --------     ----------      ------
Net increase (decrease)                    13,722,316         280,760       18,873        742,733       7,900
                                           ----------         -------       ------        -------       -----

                                                                Year ended May 31, 2004
                                              Class A         Class B      Class C       Class I*     Class Y
Sold                                       30,105,959      12,491,146      838,935        654,021      16,660
Issued for reinvested distributions                --              --           --             --          --
Redeemed                                  (17,076,864)    (10,129,241)    (736,711)       (12,080)    (46,941)
                                          -----------     -----------     --------        -------     -------
Net increase (decrease)                    13,029,095       2,361,905      102,224        641,941     (30,281)
                                           ----------       ---------      -------        -------     -------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $26,660,901 were on loan to brokers. For collateral, the Fund received $28,082,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $147,496 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.62        $5.04        $5.79         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.03)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.61         (.69)          .91
                                                                         -----        -----        -----         -----
Total from investment operations                                           .83         1.58         (.72)          .90
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.62        $6.62        $5.04         $5.79
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $747         $656         $434          $381
Ratio of expenses to average daily net assets(c)                         1.51%        1.51%        1.60%(d)      1.59%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.24%)       (.50%)       (.63%)        (.61%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         12.30%       31.35%(g)   (12.45%)       18.40%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.50        $4.97        $5.75         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.06)        (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                          .84         1.60         (.69)          .89
                                                                         -----        -----        -----         -----
Total from investment operations                                           .78         1.53         (.75)          .86
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.45        $6.50        $4.97         $5.75
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $348         $349         $255          $227
Ratio of expenses to average daily net assets(c)                         2.28%        2.27%        2.36%(d)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.99%)      (1.25%)      (1.38%)       (1.39%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         11.72%       30.78%(g)   (13.06%)       17.59%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.52        $4.99        $5.76         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.07)        (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                          .85         1.60         (.68)          .90
                                                                         -----        -----        -----         -----
Total from investment operations                                           .78         1.53         (.74)          .87
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.47        $6.52        $4.99         $5.76
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $21          $21          $16           $11
Ratio of expenses to average daily net assets(c)                         2.28%        2.27%        2.36%(d)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.99%)      (1.25%)      (1.38%)       (1.41%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         11.70%       30.66%(g)   (12.86%)       17.79%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $6.65        $6.89
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                                --         (.01)
Net gains (losses) (both realized and unrealized)                          .86         (.23)
                                                                         -----        -----
Total from investment operations                                           .86         (.24)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.83)          --
                                                                         -----        -----
Total distributions                                                       (.83)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.68        $6.65
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $9           $4
Ratio of expenses to average daily net assets(c)                         1.02%        1.02%(d)
Ratio of net investment income (loss) to average daily net assets         .25%        (.04%)(d)
Portfolio turnover rate (excluding short-term securities)                  70%          97%
Total return(e)                                                         12.74%       (3.48%)(f),(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.65        $5.06        $5.79         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.61         (.68)          .91
                                                                         -----        -----        -----         -----
Total from investment operations                                           .84         1.59         (.70)          .90
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.66        $6.65        $5.06         $5.79
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.34%        1.34%        1.40%(d)      1.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.07%)       (.33%)       (.46%)        (.47%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         12.42%       31.42%(g)   (12.10%)       18.40%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Small Cap Value Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          43.71%
     Dividends Received Deduction for corporations                      33.67%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15492

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.67422
Total distributions                                                   $0.82914

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          43.71%
     Dividends Received Deduction for corporations                      33.67%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15492

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.67422
Total distributions                                                   $0.82914

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          43.71%
     Dividends Received Deduction for corporations                      33.67%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15492

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.67422
Total distributions                                                   $0.82914

--------------------------------------------------------------------------------
39   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          43.71%
     Dividends Received Deduction for corporations                      33.67%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15492

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.67422
Total distributions                                                   $0.82914

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          43.71%
     Dividends Received Deduction for corporations                      33.67%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15492

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.67422
Total distributions                                                   $0.82914

--------------------------------------------------------------------------------
40   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
41   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses
                                                  account value        account value    paid during         Annualized
                                                  Dec. 1, 2004         May 31, 2005    the period(a)       expense ratio
Class A
     Actual(b)                                       $1,000               $987.30          $7.58              1.53%
     Hypothetical (5% return before expenses)        $1,000             $1,017.30          $7.70              1.53%
Class B
     Actual(b)                                       $1,000               $982.60         $11.32              2.29%
     Hypothetical (5% return before expenses)        $1,000             $1,013.51         $11.50              2.29%
Class C
     Actual(b)                                       $1,000               $984.20         $11.33              2.29%
     Hypothetical (5% return before expenses)        $1,000             $1,013.51         $11.50              2.29%
Class I
     Actual(b)                                       $1,000               $989.00          $5.16              1.04%
     Hypothetical (5% return before expenses)        $1,000             $1,019.75          $5.24              1.04%
Class Y
     Actual(b)                                       $1,000               $988.80          $6.69              1.35%
     Hypothetical (5% return before expenses)        $1,000             $1,018.20          $6.79              1.35%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: -1.27% for Class A, -1.74% for Class B, -1.58% for Class C, -1.10% for Class I and -1.12% for Class Y.

--------------------------------------------------------------------------------
42   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
43   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
44   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
45   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
46   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
47   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
        Value
          Fund

Annual Report
for the Period Ended
May 31, 2005

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements                                     13

Notes to Financial Statements                            16

Report of Independent Registered

   Public Accounting Firm                                28

Federal Income Tax Information                           29

Fund Expenses Example                                    30

Board Members and Officers                               32

Approval of Investment Management Services Agreement     35

Proxy Voting                                             36

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Fund Snapshot
         AT MAY 31, 2005

PORTFOLIO MANAGERS

Lord, Abbett & Co. LLC

Portfolio managers                Since               Years in industry
Eli Salzmann                      6/01                       19
Sholom Dinsky, CFA                6/01                       38
Robert Morris, CFA                6/01                       34
W. Thomas Hudson, Jr.             6/01                       40
Kenneth Fuller                    6/02                       30

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates by class
A: 6/18/01    B: 6/18/01   C: 6/18/01   I: 3/4/04    Y: 6/18/01

Ticker symbols by class
A: AVLAX      B: AVFBX     C: AVUCX     I: AUEIX     Y: --

Total net assets                                         $469.8 million

Number of holdings                                                   85

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND   GROWTH
  X                    LARGE
                       MEDIUM   SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Industrials 16.7%
Health care 15.2%
Financials 13.0%
Consumer staples 12.2%
Materials 10.3%
Energy 8.5%
Consumer discretionary 7.6%
Information technology 6.9%
Short-term securities* 4.9%
Telecommunication services 4.3%
Utilities 0.4%

* Of the 4.9%, 0.9% is due to security lending activity and 4.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Energy)                                               5.4%
General Electric (Multi-industry)                                  3.2
Wyeth (Health care products)                                       2.3
Kraft Foods Cl A (Food)                                            2.2
Deere & Co (Machinery)                                             2.2
Pfizer (Health care products)                                      2.2
El du Pont de Nemours & Co (Chemicals)                             2.2
JPMorgan Chase & Co (Financial services)                           2.2
Novartis ADR (Health care products)                                2.1
Intl Paper (Paper & packaging)                                     2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2005

                        +7.66%         +15.49%       +10.03%

+7.66% = AXP Partners Value Fund Class A (excluding sales charge) +15.49% = Russell 1000(R) Value Index (unmanaged)
+10.03% = Lipper Large-Cap Value Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C             Class I        Class Y
(Inception dates)            (6/18/01)             (6/18/01)             (6/18/01)           (3/4/04)       (6/18/01)
                                                          After                 After
                        NAV(1)      POP(2)    NAV(1)     CDSC(3)    NAV(1)     CDSC(4)        NAV(5)         NAV(6)
at May 31, 2005
1 year                  +7.66%      +1.47%    +6.92%     +1.92%     +6.91%     +5.91%         +8.36%         +7.79%
3 years                 +5.76%      +3.70%    +4.96%     +3.74%     +4.95%     +4.95%           N/A          +5.91%
Since inception         +2.98%      +1.45%    +2.24%     +1.52%     +2.29%     +2.29%         +3.54%         +3.14%

at June 30, 2005
1 year                  +4.92%      -1.12%    +4.17%     -0.83%     +4.16%     +3.16%         +5.22%         +5.06%
3 years                 +8.00%      +5.89%    +7.13%     +5.96%     +7.11%     +7.11%           N/A          +8.23%
Since inception         +2.96%      +1.46%    +2.19%     +1.73%     +2.25%     +2.25%         +3.31%         +3.12%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

Lord, Abbett & Co. LLC, an independent money management firm, manages AXP Partners Value Fund's portfolio. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing in undervalued stocks of large companies. For the 12 months ended May 31, 2005, the Fund's Class A shares (excluding sales charges) climbed 7.66%. The Fund underperformed its benchmark, the Russell 1000(R) Value Index, which rose 15.49% for the same period. The Fund's peer group, as represented by the Lipper Large-Cap Value Funds Index, advanced 10.03% during the same time frame.

Q:  What factors most significantly affected performance for the period?

    Lord Abbett: Stock selection and a sector underweight within the utilities sector detracted from relative performance for the one-year period. Within the producer durables sector, agricultural equipment manufacturer Deere has been impacted by concerns about the sustainability of current strong farm equipment sales; however, we still like the stock and think there is value in holding it. Within the consumer discretionary sector, Clear Channel Communications and Tribune were hurt by weak advertising sales and circulation declines.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Fund's substantial underweight within the integrated oils sector was costly, since energy stocks drove the market. [END CALLOUT QUOTE]

    Select holdings within the health care sector also detracted from performance. In particular, Cardinal Health was hurt by a warning that fourth quarter earnings would fall below estimates as well as the news of a Securities and Exchange Commission investigation into its accounting practices. Shares of Merck fell after the company decided to pull its Vioxx anti-arthritis drug from the markets due to severe side effects of the medication. The Fund was also impacted by volatility in oil prices throughout the year. The Fund's substantial underweight within the integrated oils sector was costly, since energy stocks drove the market.

    The Fund benefited from positive stock selection within the information technology sector during the fiscal year. In particular, Apple Computer benefited from new products and strong sales. We have since sold the stock. Stock selection within the auto and transportation sector also helped performance where the Fund avoided the worst falls of the autos, but received good relative returns from railroad stocks, such as Canadian Natl Railway and Union Pacific.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio and why?

    Lord Abbett: During the one-year period ended May 31, 2005, we increased the Fund's exposure to the healthcare sector due to attractive valuations, strengthening product pipelines and favorable demographic changes. We have reduced slightly the Fund's exposure to the consumer discretionary and information technology sectors.

Q:  How are you positioning the portfolio for the coming months?

    Lord Abbett: We expect consumer consumption to continue growing and that business spending will remain favorable as borrowing costs remain at historically low levels and economic output stays above trend. We anticipate economic growth of 3% to 4% annualized over the next several quarters. While we continue to believe that the price of oil is overvalued, oil may continue to surge above $50 per barrel in the coming months. Fortunately, the U.S. is much more energy efficient today than during the oil shocks of the 1970s and 1980s. We will maintain a pro-cyclical bias, with emphasis on basic material and industrial companies, which we expect to benefit from continued economic expansion.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Value Fund Class A shares (from 7/1/01 to 5/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
May 31, 2005          $0.02          $--             $--          $0.02
May 31, 2004           0.01           --              --           0.01
May 31, 2003             --           --              --             --
May 31, 2002(1)        0.01           --              --           0.01(2)

(1) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(2)  Represents tax return of capital.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

[LINE CHART]

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS VALUE FUND

AXP Partners Value Fund Class A    $ 9,425    $8,945   $8,222  $ 9,830  $10,583
Russell 1000(R) Value Index(1)     $10,000    $9,659   $8,900  $10,664  $12,316
Lipper Large-Cap Value             $10,000    $9,272   $8,346  $ 9,879  $10,870
  Funds Index(2)
                                    7/1/01   5/31/02  5/31/03  5/31/04  5/31/05

COMPARATIVE RESULTS

Results at May 31, 2005                                                            Since
                                                        1 year      3 years    inception(3)
AXP Partners Value Fund (includes sales charge)
Class A     Cumulative value of $10,000                $10,147      $11,152      $10,583
            Average annual total return                 +1.47%       +3.70%       +1.45%
The Russell 1000(R) Value Index(1)
            Cumulative value of $10,000                $11,549      $12,752      $12,316
            Average annual total return                +15.49%       +8.44%       +5.46%
The Lipper Large-Cap Value Funds Index(2)
            Cumulative value of $10,000                $11,003      $11,722      $10,870
            Average annual total return                +10.03%       +5.44%       +2.15%

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 18, 2001. Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (2.2%)
General Dynamics                               39,273               $4,240,699
Honeywell Intl                                109,006                3,949,287
Raytheon                                       56,350                2,206,666
Total                                                               10,396,652

Automotive & related (0.8%)
Eaton                                          65,838                3,940,404

Banks and savings & loans (4.3%)
Bank of America                               103,770                4,806,626
Bank of New York                              199,710                5,755,643
Marshall & Ilsley                              49,040                2,133,730
Mellon Financial                              105,471                2,927,875
Wachovia                                       51,400                2,608,550
Wells Fargo & Co                               31,300                1,890,833
Total                                                               20,123,257

Beverages & tobacco (2.2%)
Diageo ADR                                     32,200(c)             1,871,464
PepsiCo                                       151,000                8,501,300
Total                                                               10,372,764

Broker dealers (0.9%)
Merrill Lynch & Co                             76,200                4,134,612

Building materials & construction (0.3%)
Fluor                                          22,177                1,274,069

Cable (1.6%)
Comcast Special Cl A                          243,519(b)             7,704,941

Chemicals (4.5%)
EI du Pont de Nemours & Co                    224,100               10,422,891
Pall                                           59,048                1,723,611
Potash                                         25,800(c)             2,332,578
Praxair                                       139,400                6,533,678
Total                                                               21,012,758

Computer hardware (2.0%)
EMC                                           364,881(b)             5,130,227
Hewlett-Packard                               194,000                4,366,940
Total                                                                9,497,167

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Computer software & services (2.0%)
Automatic Data Processing                      66,152               $2,897,458
Microsoft                                     244,300                6,302,940
Total                                                                9,200,398

Electronics (1.1%)
Xerox                                         383,280(b)             5,201,110

Energy (5.4%)
Exxon Mobil                                   451,136               25,353,843

Energy equipment & services (3.1%)
Baker Hughes                                  129,300                5,972,367
Schlumberger                                  126,049                8,617,970
Total                                                               14,590,337

Environmental services (1.1%)
Waste Management                              182,745                5,389,150

Finance companies (1.5%)
Citigroup                                     151,600                7,141,876

Financial services (3.1%)
Goldman Sachs Group                            42,900                4,182,750
JPMorgan Chase & Co                           284,396               10,167,157
Total                                                               14,349,907

Food (3.6%)
Campbell Soup                                 106,449                3,303,112
HJ Heinz                                       82,175                2,988,705
Kraft Foods Cl A                              326,993               10,607,653
Total                                                               16,899,470

Health care products (13.8%)
Baxter Intl                                   230,915                8,520,764
Bristol-Myers Squibb                          142,200                3,606,192
GlaxoSmithKline ADR                           139,469(c)             6,931,609
Guidant                                        10,500                  775,845
MedImmune                                     126,684(b)             3,344,458
Merck & Co                                    149,700                4,856,268
Novartis ADR                                  204,000(c)             9,961,320
Pfizer                                        374,609               10,451,590
Schering-Plough                               254,697                4,966,592
Wyeth                                         250,100               10,846,836
Total                                                               64,261,474

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Health care services (1.6%)
Cardinal Health                               131,115               $7,595,492

Household products (3.9%)
Clorox                                         60,528                3,535,440
Gillette                                      141,885                7,483,016
Kimberly-Clark                                 70,000                4,503,100
Newell Rubbermaid                             118,446                2,699,384
Total                                                               18,220,940

Industrial transportation (2.8%)
Canadian Natl Railway                          55,305(c)             3,389,090
Union Pacific                                  80,700                5,403,672
United Parcel Service Cl B                     61,669                4,541,922
Total                                                               13,334,684

Insurance (3.3%)
American Intl Group                            94,813                5,266,862
Chubb                                          12,300                1,036,029
CIGNA                                          38,895                3,782,539
Hartford Financial Services Group              75,300                5,631,687
Total                                                               15,717,117

Leisure time & entertainment (0.5%)
Viacom Cl B                                    63,000                2,160,270

Machinery (4.4%)
Caterpillar                                    42,800                4,027,908
Deere & Co                                    158,917               10,512,360
Illinois Tool Works                             4,363                  368,368
Parker Hannifin                                97,733                5,896,232
Total                                                               20,804,868

Media (3.0%)
Clear Channel Communications                   75,047                2,193,624
Tribune                                       119,505                4,323,691
Walt Disney                                   284,500                7,806,680
Total                                                               14,323,995

Metals (0.8%)
Alcoa                                         138,634                3,756,981

Multi-industry (6.2%)
Emerson Electric                               75,500                5,018,485
General Electric                              410,700               14,982,336
Monsanto                                       79,039                4,505,223
Tyco Intl                                     156,300(c)             4,521,759
Total                                                               29,027,803

Paper & packaging (2.0%)
Intl Paper                                    298,700                9,621,127

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Precious metals (2.8%)
Barrick Gold                                  192,081(c,d)          $4,415,942
Newmont Mining                                234,400                8,729,056
Total                                                               13,144,998

Retail -- drugstores (1.1%)
CVS                                            91,000                4,991,350

Retail -- general (1.0%)
Federated Dept Stores                          10,900                  735,205
Wal-Mart Stores                                79,300                3,745,339
Total                                                                4,480,544

Retail -- grocery (1.5%)
Kroger                                        406,929(b)             6,824,199

Telecom equipment & services (1.8%)
Motorola                                      495,400                8,605,098

Textiles & apparel (0.7%)
Nike Cl B                                      40,093                3,295,645

Utilities -- natural gas (0.4%)
El Paso                                       195,700                2,023,538

Utilities -- telephone (4.3%)
BellSouth                                      88,800                2,376,288
SBC Communications                            279,780                6,541,256
Sprint                                        126,505                2,996,903
Verizon Communications                        235,800                8,342,605
Total                                                               20,257,052

Total common stocks
(Cost: $394,636,550)                                              $449,029,890

Short-term securities (4.9%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Fairway Finance
   06-24-05               3.03%           $10,000,000               $9,979,834
HSBC Finance
   06-01-05               3.07             13,000,000               12,998,891

Total short-term securities
(Cost: $22,980,674)                                                $22,978,725

Total investments in securities
(Cost: $417,617,224)(f)                                           $472,008,615

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 7.1% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of net assets. See Note 5 to the financial statements. 4.0% of net assets is the Fund's cash equivalent position.

(f) At May 31, 2005, the cost of securities for federal income tax purposes was $420,902,695 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $ 62,710,948
        Unrealized depreciation                                    (11,605,028)
                                                                   -----------
        Net unrealized appreciation                               $ 51,105,920
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $417,617,224)                                                                              $472,008,615
Cash in bank on demand deposit                                                                                       32,059
Capital shares receivable                                                                                            56,218
Dividends and accrued interest receivable                                                                           798,574
Receivable for investment securities sold                                                                         5,725,719
                                                                                                                  ---------
Total assets                                                                                                    478,621,185
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               83,016
Payable for investment securities purchased                                                                       4,141,428
Payable upon return of securities loaned (Note 5)                                                                 4,440,000
Accrued investment management services fee                                                                           37,829
Accrued distribution fee                                                                                             24,439
Accrued service fee                                                                                                       2
Accrued transfer agency fee                                                                                           9,164
Accrued administrative services fee                                                                                   3,109
Other accrued expenses                                                                                               90,023
                                                                                                                     ------
Total liabilities                                                                                                 8,829,010
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $469,792,175
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    881,890
Additional paid-in capital                                                                                      397,866,120
Undistributed net investment income                                                                                 965,249
Accumulated net realized gain (loss)                                                                             15,687,525
Unrealized appreciation (depreciation) on investments                                                            54,391,391
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $469,792,175
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $266,775,559
                                                           Class B                                             $145,697,978
                                                           Class C                                             $  9,149,580
                                                           Class I                                             $ 48,010,163
                                                           Class Y                                             $    158,895
Net asset value per share of outstanding capital stock:    Class A shares              49,757,191              $       5.36
                                                           Class B shares              27,768,947              $       5.25
                                                           Class C shares               1,739,170              $       5.26
                                                           Class I shares               8,894,177              $       5.40
                                                           Class Y shares                  29,513              $       5.38
                                                                                           ------              ------------
* Including securities on loan, at value (Note 5)                                                              $  4,253,150
                                                                                                               ------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $ 8,945,935
Interest                                                                                                            395,452
Fee income from securities lending (Note 5)                                                                          18,315
   Less foreign taxes withheld                                                                                      (40,361)
                                                                                                                    -------
Total income                                                                                                      9,319,341
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                3,311,867
Distribution fee
   Class A                                                                                                          678,394
   Class B                                                                                                        1,516,583
   Class C                                                                                                           96,685
Transfer agency fee                                                                                                 803,682
Incremental transfer agency fee
   Class A                                                                                                           53,829
   Class B                                                                                                           53,297
   Class C                                                                                                            2,966
Service fee -- Class Y                                                                                                  145
Administrative services fees and expenses                                                                           285,752
Compensation of board members                                                                                        10,239
Custodian fees                                                                                                       58,720
Printing and postage                                                                                                121,100
Registration fees                                                                                                    62,314
Audit fees                                                                                                           20,000
Other                                                                                                                21,081
                                                                                                                     ------
Total expenses                                                                                                    7,096,654
   Earnings credits on cash balances (Note 2)                                                                        (7,598)
                                                                                                                     ------
Total net expenses                                                                                                7,089,056
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   2,230,285
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                28,864,330
   Foreign currency transactions                                                                                         46
                                                                                                                         --
Net realized gain (loss) on investments                                                                          28,864,376
Net change in unrealized appreciation (depreciation) on investments                                               2,376,324
                                                                                                                  ---------
Net gain (loss) on investments                                                                                   31,240,700
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $33,470,985
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund

Year ended May 31,                                                                       2005                        2004
Operations and distributions
Investment income (loss) -- net                                                      $  2,230,285              $    234,535
Net realized gain (loss) on investments                                                28,864,376                 9,334,653
Net change in unrealized appreciation (depreciation) on investments                     2,376,324                51,983,841
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                        33,470,985                61,553,029
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,212,679)                 (448,375)
      Class I                                                                            (285,978)                       --
      Class Y                                                                                (883)                     (149)
                                                                                             ----                      ----
Total distributions                                                                    (1,499,540)                 (448,524)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             64,709,091                69,562,120
   Class B shares                                                                      25,187,973                36,527,346
   Class C shares                                                                       1,278,099                 1,971,626
   Class I shares                                                                      43,586,939                 8,369,375
   Class Y shares                                                                          34,036                    98,357
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,186,629                   437,944
   Class I shares                                                                         285,940                        --
   Class Y shares                                                                             820                       121
Payments for redemptions
   Class A shares                                                                     (66,342,690)              (44,539,963)
   Class B shares (Note 2)                                                            (43,826,032)              (26,187,038)
   Class C shares (Note 2)                                                             (2,219,305)               (1,403,404)
   Class I shares                                                                      (6,333,436)                     (109)
   Class Y shares                                                                          (1,087)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      17,546,977                44,836,375
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                49,518,422               105,940,880
Net assets at beginning of year                                                       420,273,753               314,332,873
                                                                                      -----------               -----------
Net assets at end of year                                                            $469,792,175              $420,273,753
                                                                                     ============              ============
Undistributed net investment income                                                  $    965,249              $    234,458
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 10.22% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events

--------------------------------------------------------------------------------
16   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT
include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $46 and accumulated net realized gain has been decreased by $46.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                     2005              2004
Class A
Distributions paid from:
      Ordinary income                            $1,212,679          $448,375
      Long-term capital gain                             --                --
Class B
Distributions paid from:
      Ordinary income                                    --                --
      Long-term capital gain                             --                --
Class C
Distributions paid from:
      Ordinary income                                    --                --
      Long-term capital gain                             --                --
Class I*
Distributions paid from:
      Ordinary income                               285,978                --
      Long-term capital gain                             --                --
Class Y
Distributions paid from:
      Ordinary income                                   883               149
      Long-term capital gain                             --                --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $   965,246
Accumulated long-term gain (loss)                                 $18,972,999
Unrealized appreciation (depreciation)                            $51,105,920

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $69,520 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $660,779 for Class A, $164,919 for Class B and $1,069 for Class C for the year ended May 31, 2005.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $7,598 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $190,777,491 and $174,643,346, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2005
                                              Class A        Class B     Class C      Class I   Class Y
Sold                                       12,568,437      4,930,581     249,799    8,337,680     6,619
Issued for reinvested distributions           217,734             --          --       52,179       150
Redeemed                                  (12,653,308)    (8,653,018)   (427,333)  (1,155,532)     (214)
                                          -----------     ----------    --------   ----------      ----
Net increase (decrease)                       132,863     (3,722,437)   (177,534)   7,234,327     6,555
                                              -------     ----------    --------    ---------     -----

                                                                  Year ended May 31, 2004
                                              Class A        Class B     Class C     Class I*   Class Y
Sold                                       14,769,061      7,870,899     424,388    1,659,871    19,937
Issued for reinvested distributions            90,298             --          --           --        25
Redeemed                                   (9,451,091)    (5,697,455)   (298,649)         (21)       --
                                           ----------     ----------    --------          ---    ------
Net increase (decrease)                     5,408,268      2,173,444     125,739    1,659,850    19,962
                                            ---------      ---------     -------    ---------    ------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $4,253,150 were on loan to brokers. For collateral, the Fund received $4,440,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $18,315 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $5.00        $4.19        $4.56             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                           .02          .01          .01               .01
Net gains (losses) (both realized and unrealized)                      .36          .81         (.38)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .38          .82         (.37)             (.24)
                                                                     -----        -----        -----             -----
Less distributions:
Dividends from net investment income                                  (.02)        (.01)          --                --
Tax return of capital                                                   --           --           --              (.01)
                                                                     -----        -----        -----             -----
Total distributions                                                   (.02)        (.01)          --              (.01)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.36        $5.00        $4.19             $4.56
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $267         $248         $185              $152
Ratio of expenses to average daily net asset(c)                      1.29%        1.37%(d)     1.34%(d)          1.34%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .72%         .37%         .51%              .30%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      7.66%       19.56%       (8.09%)           (5.09%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $4.91        $4.14        $4.54             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                          (.02)        (.01)        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                      .36          .78         (.39)             (.26)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .34          .77         (.40)             (.27)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.25        $4.91        $4.14             $4.54
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $146         $154         $121              $102
Ratio of expenses to average daily net assets(c)                     2.06%        2.13%(d)     2.11%(d)          2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.06%)       (.40%)       (.27%)            (.46%)(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      6.92%       18.60%       (8.81%)           (5.61%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $4.92        $4.15        $4.55             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                          (.02)        (.01)        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                      .36          .78         (.39)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .34          .77         (.40)             (.26)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.26        $4.92        $4.15             $4.55
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $9           $9           $7                $7
Ratio of expenses to average daily net assets(c)                     2.05%        2.13%(d)     2.11%(d)          2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.05%)       (.39%)       (.26%)            (.46%)(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      6.91%       18.55%       (8.79%)           (5.39%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004(b)
Net asset value, beginning of period                                 $5.02        $5.21
                                                                     -----        -----
Income from investment operations:
Net investment income (loss)                                           .04          .03
Net gains (losses) (both realized and unrealized)                      .38         (.22)
                                                                     -----        -----
Total from investment operations                                       .42         (.19)
                                                                     -----        -----
Less distributions:
Dividends from net investment income                                  (.04)          --
                                                                     -----        -----
Net asset value, end of period                                       $5.40        $5.02
                                                                     -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $48           $8
Ratio of expenses to average daily net assets(c)                      .85%         .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets    1.24%        1.12%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%
Total return(f)                                                      8.36%       (3.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $5.02        $4.21        $4.57             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                           .03          .02          .02               .01
Net gains (losses) (both realized and unrealized)                      .36          .80         (.38)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .39          .82         (.36)             (.24)
                                                                     -----        -----        -----             -----
Less distributions:
Dividends from net investment income                                  (.03)        (.01)          --                --
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.38        $5.02        $4.21             $4.57
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $--          $--          $--               $--
Ratio of expenses to average daily net assets(c)                     1.12%        1.19%(d)     1.16%(d)          1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .90%         .59%         .67%              .56%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      7.79%       19.59%       (7.84%)           (4.89%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
28   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Value Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02327

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.04025

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.03151

--------------------------------------------------------------------------------
29   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

                                                   Beginning              Ending         Expenses
                                                  account value        account value   paid during          Annualized
                                                  Dec. 1, 2004         May 31, 2005    the period(a)       expense ratio
Class A
     Actual(b)                                       $1,000             $1,000.50          $6.53              1.31%
     Hypothetical (5% return before expenses)        $1,000             $1,018.40          $6.59              1.31%
Class B
     Actual(b)                                       $1,000               $998.10         $10.31              2.07%
     Hypothetical (5% return before expenses)        $1,000             $1,014.61         $10.40              2.07%
Class C
     Actual(b)                                       $1,000               $996.20         $10.30              2.07%
     Hypothetical (5% return before expenses)        $1,000             $1,014.61         $10.40              2.07%
Class I
     Actual(b)                                       $1,000             $1,003.60          $4.35               .87%
     Hypothetical (5% return before expenses)        $1,000             $1,020.59          $4.38               .87%
Class Y
     Actual(b)                                       $1,000             $1,002.00          $5.69              1.14%
     Hypothetical (5% return before expenses)        $1,000             $1,019.25          $5.74              1.14%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +0.05% for Class A, -0.19% for Class B, -0.38% for Class C, +0.36% for Class I and +0.20% for Class Y.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
32   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is at median.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Partners Series, Inc. were as follows:

                        2005 - $126,400;                      2004 - $116,702

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Partners Series, Inc. were as follows:

                        2005 - $821;                          2004 - $544

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP Partners Series, Inc. were as follows:

                        2005 - $18,473;                       2004 - $15,925

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for AXP Partners Series, Inc. were as follows:

                        2005 - $3,884;                        2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $75,900;                       2004 - $71,000

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

* 2004 represents bills paid 6/1/03 - 5/31/04
  2005 represents bills paid 6/1/04 - 5/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2005